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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6532

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1):

Annual Report

May 31, 2011

Classes A, B, C, I, O and W

Domestic Equity and Income Funds

■ ING Core Equity Research Fund

Domestic Equity Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Small Company Fund

■ ING Tactical Asset Allocation Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	12

Report of Independent Registered Public Accounting Firm	14

Statements of Assets and Liabilities	15

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	22

Summary Portfolios of Investments	36

Tax Information	46

Director and Officer Information	47

Advisory Contract Approval Discussion	51

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for each Fund. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Economics vs. Politics

Dear Shareholder,

There is a sense of déjà vu as we take our first steps into summer 2011. At this time last year we were wondering if global economic growth had merely hit a rough patch or if it was running off the road; today we're asking the same questions. Global growth is the weakest it's been since the recession ended in June 2009. Factory output around the world has fallen, and stock prices have been sliding. In the United States, consumers have pulled back in reaction to soaring fuel prices, weak job growth and weaker housing. However, the driving forces behind the slowdown suggest it may be temporary.

The tsunami in Japan disrupted supply chains and, therefore, global industrial output. While that disruption dampened backward-looking statistics, forward-looking gauges suggest a rebound is likely. U.S. automakers are poised for a significant acceleration of production this summer, while the latest reading of leading economic indicators suggests growth could resume later this year.

As the Middle East exploded into conflict, the sudden surge in oil prices hurt consumer confidence and dragged down spending. Though gas prices are still higher than they were at the beginning of 2011, they have begun to fall, easing pressures on consumers.

The greatest risk to economic recovery may now be political brinksmanship. In the euro zone, for example, despite extreme weakness in the peripheral economies and little evidence of wage pressures, the European Central Bank ("ECB") launched a tightening cycle to fight inflation. Meanwhile, negotiations to address the Greek debt crisis are devolving into a stand-off between Germany and the ECB over the role of bondholders. The longer the confrontation drags on, the greater the risk of a Greek default and exit from the euro.

In the U.S., the fight over the country's medium-term deficit could lead to spending cuts that will impede recovery and job growth while the clash over raising the Federal debt ceiling could force the U.S. into technical default. Moreover, such political uncertainty leaves companies — who are still sitting on massive amounts of cash — uncertain of where to invest at a time when immediate investment and hiring are sorely needed by the economy.

For investors, we believe it's more important than ever to spread your risks and avoid short-term thinking. Focus on your long-term goals and create a detailed investment plan. Review your portfolio regularly to keep it on track with your plan; discuss any changes thoroughly with your advisor before taking any action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 21, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2011

Investors had plenty to worry about throughout the fiscal year: the strength and sustainability of the U.S. economic recovery, a potentially contagious sovereign debt crisis in the euro zone and imbalances in China, the world's fastest growing major economy. But in the end, they shrugged off these and two additional crises, serious and unforeseeable, pushing global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) up by 18.63%, a strong rise even in tranquil times. (The MSCI World IndexSM returned 28.07% for the year ended May 31, 2011, measured in U.S. dollars.)

In the U.S., attention seemed fixated on employment and housing. After the recession ended in June 2009, the unemployment rate was locked between 9.4% and 10.1% for 18 months. By May the rate had improved to 9.0%, with new jobs averaging 233,000 in the latest three months. But economists were baffled by the time this had taken and by the labor force participation rate, flat in 2011 at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry of home-buyer tax credits in April 2010. In March, 40% of existing home sales were reported as "distressed", while February's rate of new home sales was the weakest since records began in 1962. House prices (based on the S&P/Case-Shiller 20-City Composite Index), had been falling again since October and May ended with the index at its lowest since March 2003.

On the brighter side, the Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a "compromise" stimulus package worth an estimated $858 billion for 2011. By May, consumer spending had scored nine straight monthly increases and purchasing managers' indices had registered expansion since January 2010. But gross domestic product ("GDP") growth dipped to 1.8% in the first quarter of 2011, having accelerated to 3.1% in the previous quarter, casting doubt on whether the economy would reach "take-off velocity" by the time stimulus ended.

Internationally, the euro zone sovereign debt crisis lingered. The bail-outs started in May 2010 with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. Then on April 6, 2011, chronically low-growth Portugal, its government newly toppled, became the next to ask for help. Finally, it was clear, one year on, that Greece had not done enough to have any hope of re-entering normal credit markets in 2012. Restructuring of its existing debt loomed, vehemently resisted by the European Central Bank, now Greece's biggest creditor.

China, having grown at 10.3% in 2010, displacing Japan as the world's second largest economy and the U.S. as the world's biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also to boost domestic consumption: perhaps a difficult combination. The authorities increased banks' reserve ratio requirements eight times during our fiscal year, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

In January 2011, popular revolt erupted in North Africa. In short order, dictatorships in Tunisia and Egypt fell, to be replaced by... no one knew exactly what. By May, Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels' side. From early March the price of oil was parked near $100 per barrel, further threatening global growth.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, 2011. Aside from the heavy cost in human life, the disaster caused perhaps $300 billion in local damage, severely disrupting global supplies of electrical and digital components.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.84% for the fiscal year. Within the index, government issues and mortgage backed securities returned 4% to 5%, well below the 9.51% from the Barclays Capital Corporate Investment Grade Bond Index. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index added an impressive 18.10% for the fiscal year.

U.S. equities, represented by the S&P 500® Index, including dividends, rose 25.95% for the fiscal year, as average operating earnings per share for S&P 500® companies recorded their sixth straight quarter of annual growth in the first quarter of 2011. The sustainability of historically high profit margins, however, troubled some commentators. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, euro zone angst vied with pessimism about the dollar in a stalling economy, debased through quantitative easing and negatively impacted by another energy crisis. In the end, the U.S. dollar fell 11.99% against the euro for the fiscal year, 10.12% against the pound and 11.89% on the yen, which briefly made a post-war high in anticipation of yen repatriation after the earthquake.

In international markets, the MSCI Japan® Index declined 2.60% for the fiscal year, mostly in the second half, as the aftermath of the earthquake, a return to recession and falling prices took their toll. The MSCI Europe ex UK® Index returned 14.70% for the fiscal year, masking returns for France and Germany well in excess of this while Greek and Irish markets fell. Investors took in stride the first interest rate increase by the European Central Bank since July 2008, as inflation approached 3%. Powered by miners, consumer staples and energy companies, the MSCI UK® Index advanced 19.15% for the fiscal year, defying the prospect of severe public spending cuts intended to reduce an 11% budget deficit, stagnant GDP over the last two quarters and inflation rising to 4.40%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund ("Core Equity Research" or the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. ("ING IM") — the Sub-Adviser.*

Performance: For the one year period ended May 31, 2011, the Fund's Class A shares, excluding sales charges, provided a total return of 24.81% compared to the S&P 500® Index which returned 25.95% for the same period.

Portfolio Specifics: The Fund lagged the benchmark over the fiscal year. Security selection was the primary driver of performance during the period. Selection was particularly strong in the industrial sector, but was offset by weak selection in telecommunications services and the consumer sectors.

The Fund's position in International Game Technology ("IGT") hurt returns as the stock slipped due to lower than estimated guidance for fiscal year 2011 earnings. The company designs, manufactures and markets electronic gaming equipment and gaming systems products. The Fund still holds the stock because we believe it continues to have upside potential. We believe we will see a pickup in replacements of older gaming equipment; as an industry leader, we believe IGT will be likely to benefit from any pickup. Another underperformer was our position in consumer discretionary company Urban Outfitters, Inc. With Urban Outfitters, we underestimated the convergence of a fashion shift and bad weather, which led to extremely tough sales comparisons from a year ago. Therefore, there was a gross margin and resulting earnings per share ("EPS") miss in 4Q 2010 and a negative EPS revision for 2011. We believe management is getting the business back on trend, however, and expect the company to return to its past patterns of beating and raising earnings expectations. Other significant detractors were the Fund's overweights of Microsoft Corp. and Wal-Mart Stores, Inc.

Among our favorable positions was WABCO Holdings, Inc., an industrials company. The company is a component supplier to trucks, trailers, buses and automobiles and helped results. The Fund owns shares of WABCO as we believe it offers exposure to the cyclical recovery in European trucks, is a good play on secular growth, and importantly, is a company that is not well covered by sell-side analysts. The position added returns to the Fund as it reported strong third quarter numbers, which were above analysts' estimates. We continue to hold our WABCO position based on these factors. Within technology, Qualcomm, Inc. was among the Fund's most favorable positions. Qualcomm is a market leader in digital wireless telecommunications products and services. We believe it has upside potential with the slew of new cellular technology and products coming to market. We also expect its licensing fees to add to revenue. The stock rose as the company reported third-quarter sales and profits ahead of expectations.

Within energy, the Fund's position in National Oilwell Varco, Inc., an oil and gas equipment and services company, proved beneficial. This company is tied to the economic recovery and the stock rose with increases in energy equipment orders. A rise in oil service orders also boosted the share price. National Oilwell further benefited from the recovery of stocks exposed to disaster last year when the Macondo drilling rig exploded, spilling millions of gallons of oil into the Gulf of Mexico.

Current Strategy & Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end-markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. We continue to be cautiously optimistic about the economy and believe that the Fund is well positioned to capture any uptick in the markets. We are able to find plenty of companies, with what we believe are strong fundamentals that will benefit as the markets continue to differentiate among companies based on fundamentals. We continue to be constructive on U.S. and global economic prospects and are slightly biased towards stocks that are leveraged to the global economic recovery. In light of that and due to our bottom-up stock selection, the Fund is currently overweight in technology and energy. We are cautious, however, about sectors such as utilities and consumer staples that are defensively positioned in the business cycle.

Industry Allocation
as of May 31, 2011
(as a percent of net assets)

Information Technology	19.9%
Financials	14.7%
Energy	13.8%
Consumer Discretionary	12.2%
Industrials	11.2%
Health Care	11.2%
Consumer Staples	7.1%
Telecommunication Services	3.9%
Materials	3.8%
Utilities	1.4%
Other Assets and Liabilities - Net*	0.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2011
(as a percent of net assets)

ExxonMobil Corp.	4.9%
Apple, Inc.	3.4%
JPMorgan Chase & Co.	3.4%
Qualcomm, Inc.	3.0%
Pfizer, Inc.	3.0%
ConocoPhillips	2.5%
PepsiCo, Inc.	2.5%
Comcast Corp. - Class A	2.5%
Intel Corp.	2.4%
Wells Fargo & Co.	2.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

* Effective May 20, 2011, Pavel Vaynshtok was removed as a portfolio manager to the Fund and Michael Pytosh was added.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING CORE EQUITY RESEARCH FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class O February 6, 2009		Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	17.64%	2.15%	1.33%	—		—
Class B(2)	18.91%	2.22%	1.16%	—		—
Class C(3)	22.95%	2.58%	1.16%	—		—
Class I	25.25%	3.63%	2.18%	—		—
Class O	24.85%	—	—	21.66%		—
Class W	25.10%	—	—	—		18.94%
Excluding Sales Charge:
Class A	24.81%	3.36%	1.93%	—		—
Class B	23.91%	2.58%	1.16%	—		—
Class C	23.95%	2.58%	1.16%	—		—
Class I	25.25%	3.63%	2.18%	—		—
Class O	24.85%	—	—	21.66%		—
Class W	25.10%	—	—	—		18.94%
S&P 500® Index	25.95%	3.32%	2.64%	25.96	%(4)	23.45	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Core Equity Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ﬂuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from February 1, 2009.

(5)  Since inception performance for the index is shown from June 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING Investment Management Co. began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the ''Fund'' or "Corporate Leaders 100") seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund's Class A shares, excluding sales charges, provided a total return of 26.17% compared to the S&P 500® Index, which returned 25.95%.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately gets reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The Fund is rebalanced quarterly in order to realign the Fund's holdings to the 1% weightings.

During the reporting period, this strategy worked in the Fund's favor relative to the S&P 500® Index, particularly within the energy, materials and information technology sectors. On the negative side, industrials and utilities detracted from results. Top contributors on a relative basis included overweights in National Oilwell Varco, Inc., Baker Hughes, Inc., and Halliburton Co. The biggest detractors included underweights in Exxon Mobil Corp., Apple, Inc. and Chevron Corp.

Current Strategy and Outlook: At the end of the reporting period, the Fund's largest sector overweights were in consumer staples, industrials and materials. Its biggest underweights were in information technology, energy, and financials. Sector exposures are a function of the Fund's quantitative investment strategy and are not actively managed.

Industry Allocation
as of May 31, 2011
(as a percent of net assets)

Financials	15.2%
Information Technology	14.5%
Consumer Staples	13.6%
Industrials	13.4%
Consumer Discretionary	10.7%
Health Care	10.3%
Energy	9.9%
Materials	4.6%
Utilities	3.9%
Telecommunication Services	3.1%
Other Assets and Liabilities - Net*	0.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2011
(as a percent of net assets)

SPDR Trust Series 1	2.7%
Sprint Nextel Corp.	1.2%
Costco Wholesale Corp.	1.1%
Johnson & Johnson	1.1%
CVS Caremark Corp.	1.1%
Nike, Inc.	1.1%
Baxter International, Inc.	1.1%
HJ Heinz Co.	1.1%
Amgen, Inc.	1.1%
American Express Co.	1.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING CORPORATE LEADERS 100 FUND

Average Annual Returns for the Period Ended May 31, 2011
	1 Year	Since Inception of Classes A, B, C, I and W June 30, 2008
Including Sales Charge:
Class A(1)	18.89%	3.72%
Class B(2)	20.28%	4.17%
Class C(3)	24.23%	5.15%
Class I	26.47%	6.05%
Class W	26.40%	6.11%
Excluding Sales Charge:
Class A	26.17%	5.84%
Class B	25.28%	5.11%
Class C	25.23%	5.15%
Class I	26.47%	6.05%
Class W	26.40%	6.11%
S&P 500® Index	25.95%	4.03	%(4)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Corporate Leaders 100 Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ﬂuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, for 1 year and since inception returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from July 1, 2008.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund" or "Small Company") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund's Class A shares, excluding sales charges, provided a total return of 25.21% compared to the Russell 2000® Index, which returned 29.75%, for the same period.

Portfolio Specifics: The rally in the latter half of 2010 was driven in part by the U.S. Federal Reserve's announcement of a second round of quantitative easing, which resulted in a more speculative market environment. As a result, the stocks most sensitive to market risk (higher beta) outperformed less sensitive (lower beta) stocks by a significant margin. Higher beta stocks continued to lead the market rally in 2011 as faster growing companies beat the slowest growing companies. The market declined in May and we saw a rotation away from high beta stocks as higher quality and larger small-cap stocks led the market. This higher beta, higher momentum market environment was challenging for active managers.

Stock selection within the information technology ("IT"), consumer discretionary, materials and financials sectors detracted most from performance. In IT, returns were held back by stock selection within computers and peripherals and our underweight to internet software and services. Within consumer discretionary, stock selection among specialty retailers and hotels, restaurants and leisure, coupled with our overweight the latter, detracted from performance. Stock selection within chemicals and metals and mining detracted from performance in the materials sector. Among financials, stock selection in the capital markets subsector detracted significantly.

Stock selection within healthcare, energy, utilities and consumer staples contributed the most to performance over the period. Notable outperformance within health care was due to strong stock selection within health care equipment and supplies. Energy benefited from stock selection within oil, gas and consumable fuels. Stock selection within electric utilities contributed to performance within utilities, while stock selection within food products contributed to performance in consumer staples.

OfficeMax, Inc. and Collective Brands, Inc. were the two largest detractors from performance over the period. OfficeMax distributes business-to-business and retail office products. The stock underperformed after management lowered guidance for the upcoming quarter and year more than investors had expected, and the ambiguity with which the new guidance was communicated. We continue to hold the stock, as we believe this guidance will prove to be conservative. We believe that as the economy improves OfficeMax will be able to gain further traction, which will lead to higher margins and earnings that exceed investors' expectations.

Collective Brands primarily engages in wholesale and retail sales of footwear and related accessories worldwide. Underperformance was due to weaker than expected same store sales in their domestic Payless division. This was a result of merchandise that did not resonate enough with Payless customers, many of whom are struggling due to economic pressures. We continue to hold the stock as we believe that the Collective Brands will be able to take advantage of footwear trends, has an improving balance sheet, margin expansion opportunities and is reasonably valued.

Carrizo Oil and Gas, Inc. and Informatica Corp. contributed significantly to performance over the period. Carrizo Oil and Gas engages in the exploration and production of natural gas and oil. The stock has performed well due in part to the fact that the company's Huntington oil project in the North Sea is moving forward. Also, the firm has reported successful oil and natural gas liquid finds on its Eagleford property. As a result of these developments, investors are viewing Carrizo as having significantly increased its oil exposure.

Informatica provides enterprise data integration and data quality software and services. The company has reported very good quarters recently and has raised its outlook for 2011 as well as issuing sales and earnings guidance that showed continued strong growth in the business. What's more, Informatica is often thought of as a potential acquisition target and the recent increase in mergers and acquisition activity has driven the shares higher.

Current Strategy & Outlook: We continue to believe that the economy will improve slowly and that this environment will favor quality companies, as investors focus on fundamentals. The Fund's positioning has not changed significantly. We are still somewhat cautious about possible inflationary pressures and continue to assess the potential impact that inflation may have on the performance of companies and valuations.

As the Fund has, in our opinion, a higher quality bias and we remain focused on companies that we believe have strong management teams, strong balance sheets and good cash flow generation capabilities, we believe that we are well positioned for this market environment. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. We continue to take advantage of the volatility in the market to invest in what we believe are quality companies that are attractively valued.

Industry Allocation
as of May 31, 2011
(as a percent of net assets)

Financials	22.2%
Information Technology	17.0%
Industrials	16.6%
Consumer Discretionary	11.4%
Health Care	11.0%
Materials	6.0%
Energy	5.6%
Utilities	4.1%
Consumer Staples	2.0%
Telecommunication Services	1.5%
Other Assets and Liabilities - Net*	2.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2011
(as a percent of net assets)

iShares Russell 2000 Index Fund	1.7%
Healthsouth Corp.	1.1%
Portland General Electric Co.	1.1%
Cash America International, Inc.	1.1%
Cleco Corp.	1.1%
Bill Barrett Corp.	1.0%
ProAssurance Corp.	1.0%
Universal Health Services, Inc.	1.0%
SVB Financial Group	1.0%
Parametric Technology Corp.	0.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008		Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	18.05%	4.06%	6.00%	—		—
Class B(2)	19.30%	4.27%	5.84%	—		—
Class C(3)	23.23%	4.53%	5.82%	—		—
Class I	25.69%	5.60%	6.91%	—		—
Class O	25.24%	—	—	4.93%		—
Class W	25.53%	—	—	—		27.16%
Excluding Sales Charge:
Class A	25.21%	5.30%	6.63%	—		—
Class B	24.30%	4.52%	5.84%	—		—
Class C	24.23%	4.53%	5.82%	—		—
Class I	25.69%	5.60%	6.91%	—		—
Class O	25.24%	—	—	4.93%		—
Class W	25.53%	—	—	—		27.16%
Russell 2000® Index	29.75%	4.70%	6.88%	5.75	%(4)	31.67	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from June 1, 2008.

(5) Since inception performance for index is shown from June 1, 2009.

ING TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS' REPORT

ING Tactical Asset Allocation Fund (the ''Fund'' or "Tactical Asset Allocation") seeks to outperform the S&P 500® Index. The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund's Class I shares provided a total return of 28.98% compared to the S&P 500® Index, which returned 25.95% for the same period.

Portfolio Specifics: The Fund is categorized as a large-cap U.S. equity strategy exclusively used within ING funds-of-funds. A quantitative model is utilized to allocate assets among different asset classes, including stocks and bonds of various regions. The model, updated monthly, is based on three sets of factors: macroeconomics, valuation and momentum.

The Fund seeks to outperform the S&P 500® Index by engaging in a global tactical asset allocation overlay strategy. The Fund holds the stocks of the S&P 500® Index at all times and utilizes the overlay strategy to provide long and short exposure to various regional stock and bond markets according to their perceived attractiveness. This is accomplished through the use of futures. For the reporting period these instruments benefited Fund performance.

Fears of increased inflation, ongoing turmoil in the Middle East, Japan's devastating earthquake and tsunami, volatile oil prices, the European sovereign debt crisis and a weak housing market were not enough to derail the fundamentals of the market. U.S. companies have proven themselves more than capable of operating profitably within the current economic regime. Higher energy prices, a key risk to the economy, have so far been unable to mute the ability of companies to achieve revenue and profit targets.

For the period, the overlay strategy benefited Fund performance. Country selection contributed to results through both the Fund's long equity exposure and short bond exposure. Specifically, average long exposures to Italian, Spanish and French equities were the largest contributors. Average short exposure to Australian bonds and average long exposure to U.S. bonds also helped performance. Average long exposure to equities in Singapore, the Netherlands, and the UK also provided a boost. The Fund's average short positions in Sweden and Canada were detractors.

As of May 31, 2011, the Fund maintained its long exposure to equities and short exposure to bonds. Within equities, the Fund had long exposure to Spain, Italy and France and had short exposure to Sweden, Australia and Canada. Within bonds, the Fund has negative exposure to all countries including Australia, Japan, and Canada with the exception of the U.S. and United Kingdom.

Current Strategy & Outlook: We continue to see the overall economic environment of the U.S. developing in the direction of a sustainable recovery driven by final demand. Currently, the markets appear to be hitting a soft patch as headline U.S. economic news highlights weaker regional surveys of the purchasing managers' index, consumer sentiment and retail sales. The recent rough patch of data has been blamed in part on the Japan earthquake and tsunami and the resulting disruption in the supply chain as well as surging commodities prices across the globe. Restoration of the supply-chain and increased production are signs pointing to a bounce-back in the Japanese economy. Oil prices are also retracting. In our opinion, corporate U.S. fundamentals still look strong and we believe economic growth will reaccelerate.

Industry Allocation
as of May 31, 2011
(as a percent of net assets)

Information Technology	16.9%
Financials	14.2%
Energy	11.8%
Health Care	11.1%
Industrials	10.5%
Consumer Staples	10.2%
Consumer Discretionary	10.0%
Materials	3.4%
Utilities	3.1%
Telecommunication Services	2.9%
Other Assets and Liabilities - Net*	5.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2011
(as a percent of net assets)

ExxonMobil Corp.	3.1%
Apple, Inc.	2.4%
Chevron Corp.	1.6%
General Electric Co.	1.6%
International Business Machines Corp.	1.6%
Procter & Gamble Co.	1.4%
AT&T, Inc.	1.4%
Johnson & Johnson	1.4%
Microsoft Corp.	1.4%
JPMorgan Chase & Co.	1.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TACTICAL ASSET ALLOCATION FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	Since Inception of Class I March 28, 2008
Class I	28.98%	0.40%
S&P 500® Index	25.95%	2.81	%(1)

Based on a $250,000 investment, the graph and table above illustrate the total return of ING Tactical Asset Allocation Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for index is shown from April 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Core Equity Research Fund	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*
Class A	$1,000.00	$1,145.30	1.08%	$5.78	$1,000.00	$1,019.55	1.08%	$5.44
Class B	1,000.00	1,140.40	1.83	9.77	1,000.00	1,015.81	1.83	9.20
Class C	1,000.00	1,141.40	1.83	9.77	1,000.00	1,015.81	1.83	9.20
Class I	1,000.00	1,146.20	0.77	4.12	1,000.00	1,021.09	0.77	3.88
Class O	1,000.00	1,145.50	1.08	5.78	1,000.00	1,019.55	1.08	5.44
Class W	1,000.00	1,147.00	0.83	4.44	1,000.00	1,020.79	0.83	4.18
ING Corporate Leaders 100 Fund
Class A	$1,000.00	$1,156.80	0.90%	$4.84	$1,000.00	$1,020.44	0.90%	$4.53
Class B	1,000.00	1,151.60	1.65	8.85	1,000.00	1,016.70	1.65	8.30
Class C	1,000.00	1,152.20	1.65	8.85	1,000.00	1,016.70	1.65	8.30
Class I	1,000.00	1,157.20	0.61	3.28	1,000.00	1,021.89	0.61	3.07
Class W	1,000.00	1,156.80	0.65	3.50	1,000.00	1,021.69	0.65	3.28

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Small Company Fund	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*
Class A	$1,000.00	$1,160.90	1.47%	$7.92	$1,000.00	$1,017.60	1.47%	$7.39
Class B	1,000.00	1,156.30	2.22	11.93	1,000.00	1,013.86	2.22	11.15
Class C	1,000.00	1,156.90	2.22	11.94	1,000.00	1,013.86	2.22	11.15
Class I	1,000.00	1,163.40	1.07	5.77	1,000.00	1,019.60	1.07	5.39
Class O	1,000.00	1,161.00	1.47	7.92	1,000.00	1,017.60	1.47	7.39
Class W	1,000.00	1,162.80	1.22	6.58	1,000.00	1,018.85	1.22	6.14
ING Tactical Asset Allocation Fund
Class I	$1,000.00	$1,177.20	0.68%	$3.69	$1,000.00	$1,021.54	0.68%	$3.43

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Small Company Fund, and ING Tactical Asset Allocation Fund, each a series of ING Series Fund, Inc., as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of May 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
ASSETS:
Investments in securities at value+*	$426,769,907	$11,857,683	$371,754,086	$75,372,790
Short-term investments**	17,697,731	55,000	13,093,674	518,000
Short-term investments at amortized cost	—	—	9,166,000	—
Cash	1,659	924	1,144	17,754
Cash collateral for futures	—	—	—	1,102,653
Foreign currencies at value***	4,518	—	—	—
Foreign cash collateral for futures****	—	—	—	2,849,825
Receivables:
Investment securities sold	—	—	1,133,162	252
Fund shares sold	104,974	11,756	720,885	222,515
Dividends and interest	935,771	27,928	180,777	162,409
Prepaid expenses	46,431	34,360	45,514	11,693
Reimbursement due from manager	55,511	10,752	65,542	—
Total assets	445,616,502	11,998,403	396,160,784	80,257,891
LIABILITIES:
Payable for investment securities purchased	—	26,438	189,862	—
Payable for fund shares redeemed	359,484	8,161	659,276	17,472
Payable upon receipt of securities loaned	14,239,194	—	13,114,716	—
Payable to affiliates	367,327	7,565	319,230	37,099
Payable for directors fees	2,045	51	1,425	415
Other accrued expenses and liabilities	363,376	12,877	226,842	43,611
Total liabilities	15,331,426	55,092	14,511,351	98,597
NET ASSETS	$430,285,076	$11,943,311	$381,649,433	$80,159,294
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$446,890,578	$9,481,509	$333,937,602	$88,278,967
Undistributed net investment income	792,877	53,081	—	117,795
Accumulated net realized gain (loss)	(107,103,009)	(1,533,089)	6,540,387	(22,979,532)
Net unrealized appreciation	89,704,630	3,941,810	41,171,444	14,742,064
NET ASSETS	$430,285,076	$11,943,311	$381,649,433	$80,159,294
+ Including securities loaned at value	$13,927,087	$—	$12,762,442	$—
* Cost of investments in securities	$337,019,253	$7,915,873	$330,561,600	$60,784,426
** Cost of short-term investments	$17,744,194	$55,000	$13,114,716	$518,000
*** Cost of foreign currencies	$4,079	$—	$—	$—
**** Cost of foreign cash collateral for futures	$—	$—	$—	$2,665,938

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011 (CONTINUED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
Class A:
Net assets	$341,326,731	$8,785,187	$87,729,868	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	27,437,607	775,033	5,988,537	n/a
Net asset value and redemption price per share	$12.44	$11.34	$14.65	n/a
Maximum offering price per share (5.75%)(1)	$13.20	$12.03	$15.54	n/a
Class B:
Net assets	$6,206,133	$229,683	$2,071,391	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	509,604	20,355	150,577	n/a
Net asset value and redemption price per share(2)	$12.18	$11.28	$13.76	n/a
Class C:
Net assets	$11,150,270	$680,878	$7,128,031	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	920,975	59,949	522,683	n/a
Net asset value and redemption price per share(2)	$12.11	$11.36	$13.64	n/a
Class I:
Net assets	$53,006,140	$80,232	$280,575,801	$80,159,294
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,242,636	7,073	17,589,798	8,100,190
Net asset value and redemption price per share	$12.49	$11.34	$15.95	$9.90
Class O:
Net assets	$18,503,843	n/a	$2,446,003	n/a
Shares authorized	100,000,000	n/a	100,000,000	n/a
Par value	$0.001	n/a	$0.001	n/a
Shares outstanding	1,488,688	n/a	167,089	n/a
Net asset value and redemption price per share	$12.43	n/a	$14.64	n/a
Class W:
Net assets	$91,959	$2,167,331	$1,698,339	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	7,363	190,849	106,635	n/a
Net asset value and redemption price per share	$12.49	$11.36	$15.93	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2011

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,699,892	$279,551	$3,540,993	$1,647,251
Interest	59	—	6,511	—
Securities lending income, net	5,837	—	47,290	—
Total investment income	6,705,788	279,551	3,594,794	1,647,251
EXPENSES:
Investment management fees	2,783,293	40,653	2,393,398	373,349
Distribution and service fees:
Class A	801,778	18,857	205,398	—
Class B	89,701	2,193	26,037	—
Class C	110,184	5,593	70,165	—
Class O	39,464	—	4,689	—
Transfer agent fees:
Class A	517,682	6,083	157,487	—
Class B	13,512	176	4,586	—
Class C	17,594	445	13,385	—
Class I	50,929	31	365,076	189
Class O	25,735	—	3,823	—
Class W	82	1,425	2,858	—
Administrative service fees	327,177	10,163	227,986	82,965
Shareholder reporting expense	105,894	3,067	30,188	5,329
Registration fees	75,199	67,605	76,973	27,252
Professional fees	75,544	13,912	51,387	25,483
Custody and accounting expense	51,891	2,740	70,700	25,470
Directors fees	15,761	686	10,508	3,777
Miscellaneous expense	36,618	2,813	15,459	7,573
Interest expense	409	—	112	171
Total expenses	5,138,447	176,442	3,730,215	551,558
Net recouped (waived and reimbursed) fees	(738,865)	(83,968)	(239,537)	13,285
Net expenses	4,399,582	92,474	3,490,678	564,843
Net investment income	2,306,206	187,077	104,116	1,082,408
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	30,121,712	510,844	27,737,843	(3,813,624)
Foreign currency related transactions	(2,784)	—	—	230,922
Futures	36,308	—	—	2,733,997
Capital gain distributions from underlying funds	114	—	1,220	—
Capital gain distributions from affiliated underlying fund	967	—	—	—
Net realized gain (loss)	30,156,317	510,844	27,739,063	(848,705)
Net change in unrealized appreciation or depreciation on:
Investments	59,669,555	1,640,475	42,838,872	20,585,793
Foreign currency related transactions	1,677	—	—	159,921
Futures	—	—	—	615,658
Net change in unrealized appreciation or depreciation	59,671,232	1,640,475	42,838,872	21,361,372
Net realized and unrealized gain	89,827,549	2,151,319	70,577,935	20,512,667
Increase in net assets resulting from operations	$92,133,755	$2,338,396	$70,682,051	$21,595,075
* Foreign taxes withheld	$94,956	$—	$1,494	$—
(1) Dividends from affiliates	$4,390	$15	$4,822	$1,195

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Core Equity Research Fund		ING Corporate Leaders 100 Fund
	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$2,306,206	$1,769,430	$187,077	$115,744
Net realized gain	30,156,317	52,215,840	510,844	617,247
Net change in unrealized appreciation or depreciation	59,671,232	(2,559,246)	1,640,475	1,051,623
Increase in net assets resulting from operations	92,133,755	51,426,024	2,338,396	1,784,614
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,367,761)	(2,356,378)	(136,900)	(77,857)
Class B	—	(29,356)	(2,272)	(1,203)
Class C	—	(22,985)	(1,532)	(11,002)
Class I	(356,089)	(277,719)	(1,464)	(817)
Class O	(67,682)	(95,490)	—	—
Class W	(295)	(32)	(35,749)	(20,398)
Total distributions	(1,791,827)	(2,781,960)	(177,917)	(111,277)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	45,056,662	50,408,270	1,744,009	2,058,487
Proceeds from shares issued in merger (Note 12)	17,690,186	—	—	—
Reinvestment of distributions	1,551,399	2,333,340	83,638	51,134
	64,298,247	52,741,610	1,827,647	2,109,621
Cost of shares redeemed	(96,434,328)	(68,970,144)	(1,249,661)	(2,246,274)
Net increase (decrease) in net assets resulting from capital share transactions	(32,136,081)	(16,228,534)	577,986	(136,653)
Net increase in net assets	58,205,847	32,415,530	2,738,465	1,536,684
NET ASSETS:
Beginning of year	372,079,229	339,663,699	9,204,846	7,668,162
End of year	$430,285,076	$372,079,229	$11,943,311	$9,204,846
Undistributed net investment income at end of year	$792,877	$305,552	$53,081	$46,650

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Small Company Fund		ING Tactical Asset Allocation Fund
	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$104,116	$(111,547)	$1,082,408	$979,938
Net realized gain (loss)	27,739,063	10,427,034	(848,705)	(3,467,317)
Net change in unrealized appreciation or depreciation	42,838,872	17,818,571	21,361,372	15,541,285
Increase in net assets resulting from operations	70,682,051	28,134,058	21,595,075	13,053,906
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(473,387)	(469,160)
Total distributions	—	—	(473,387)	(469,160)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	232,730,555	68,635,595	21,788,353	8,563,968
Proceeds from shares issued in merger (Note 12)	—	17,650,964	—	—
Reinvestment of distributions	—	—	473,387	469,160
	232,730,555	86,286,559	22,261,740	9,033,128
Cost of shares redeemed	(73,750,699)	(56,910,525)	(38,292,591)	(18,559,212)
Net increase (decrease) in net assets resulting from capital share transactions	158,979,856	29,376,034	(16,030,851)	(9,526,084)
Net increase in net assets	229,661,907	57,510,092	5,090,837	3,058,662
NET ASSETS:
Beginning of year	151,987,526	94,477,434	75,068,457	72,009,795
End of year	$381,649,433	$151,987,526	$80,159,294	$75,068,457
Undistributed (distributions in excess of) net investment income at end of year	$—	$—	$117,795	$(230,087)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Core Equity Research Fund
Class A
05-31-11	10.01	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—	—
05-31-08	13.46	0.15	•	(0.78)	(0.63)	0.09	—	—
05-31-07	11.05	0.12		2.46	2.58	0.17	—	—
Class B
05-31-11	9.83	(0.02)		2.37	2.35	—	—	—
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—	—
05-31-08	13.24	0.05	•	(0.77)	(0.72)	0.02	—	—
05-31-07	10.87	0.02		2.44	2.46	0.09	—	—
Class C
05-31-11	9.77	(0.02)		2.36	2.34	—	—	—
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—	—
05-31-08	13.20	0.05	•	(0.76)	(0.71)	0.03	—	—
05-31-07	10.84	0.02		2.43	2.45	0.09	—	—
Class I
05-31-11	10.04	0.10		2.42	2.52	0.07	—	—
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—	—
05-31-08	13.50	0.17		(0.77)	(0.60)	0.11	—	—
05-31-07	11.08	0.15	•	2.47	2.62	0.20	—	—
Class O
05-31-11	10.00	0.06		2.42	2.48	0.05	—	—
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—
02-06-09(4) -05-31-09	8.00	0.01	•	0.76	0.77	—	—	—
Class W
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—
06-12-09(4) -05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—
ING Corporate Leaders 100 Fund
Class A
05-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—
06-30-08(4) -05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—
Class B
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—
Class C
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—
06-30-08(4) -05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—
Class I
05-31-11	9.15	0.22	•	2.18	2.40	0.21	—	—
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—
Class W
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—
06-30-08(4) -05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund
Class A
05-31-11	0.05	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	0.07	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	0.12	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08	0.09	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
05-31-07	0.17	13.46	23.65	1.25	1.25	†	1.25	†	0.98	†	58,025	181
Class B
05-31-11	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	0.02	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	0.03	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08	0.02	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
05-31-07	0.09	13.24	22.76	2.00	2.00	†	2.00	†	0.21	†	11,837	181
Class C
05-31-11	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	0.02	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	0.04	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08	0.03	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
05-31-07	0.09	13.20	22.72	2.00	2.00	†	2.00	†	0.21	†	2,767	181
Class I
05-31-11	0.07	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	0.10	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	0.15	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08	0.11	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
05-31-07	0.20	13.50	23.98	1.00	1.00	†	1.00	†	1.25	†	25,407	181
Class O
05-31-11	0.05	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	0.08	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09(4) -05-31-09	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class W
05-31-11	0.07	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09(4) -05-31-10	0.10	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
ING Corporate Leaders 100 Fund
Class A
05-31-11	0.19	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	0.11	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4) -05-31-09	0.07	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
05-31-11	0.11	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	0.06	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4) -05-31-09	0.06	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
05-31-11	0.03	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	0.06	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4) -05-31-09	0.07	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
05-31-11	0.21	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	0.13	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4) -05-31-09	0.08	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class W
05-31-11	0.21	11.36	26.40	1.47	0.65	†	0.65	†	2.08	†	2,167	33
05-31-10	0.13	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4) -05-31-09	0.08	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Fund
Class A
05-31-11	11.70	(0.03)		2.98	2.95	—	—	—
05-31-10	8.89	(0.01)		2.82	2.81	—	—	—
05-31-09	13.29	0.00	*	(4.06)	(4.06)	—	0.34	—
05-31-08	17.92	0.04		(0.95)	(0.91)	0.04	3.68	—
05-31-07	18.32	0.01		3.05	3.06	—	3.46	—
Class B
05-31-11	11.07	(0.11	)•	2.80	2.69	—	—	—
05-31-10	8.47	(0.08)		2.68	2.60	—	—	—
05-31-09	12.79	(0.08)		(3.90)	(3.98)	—	0.34	—
05-31-08	17.47	(0.08)		(0.92)	(1.00)	—	3.68	—
05-31-07	18.06	(0.11	)•	2.98	2.87	—	3.46	—
Class C
05-31-11	10.98	(0.11	)•	2.77	2.66	—	—	—
05-31-10	8.40	(0.08)		2.66	2.58	—	—	—
05-31-09	12.68	(0.06	)•	(3.88)	(3.94)	—	0.34	—
05-31-08	17.35	(0.08	)•	(0.91)	(0.99)	—	3.68	—
05-31-07	17.96	(0.11)		2.96	2.85	—	3.46	—
Class I
05-31-11	12.69	0.02		3.24	3.26	—	—	—
05-31-10	9.61	0.01		3.07	3.08	—	—	—
05-31-09	14.30	0.03		(4.38)	(4.35)	—	0.34	—
05-31-08	18.98	0.09		(1.01)	(0.92)	0.08	3.68	—
05-31-07	19.17	0.07	•	3.20	3.27	—	3.46	—
Class O
05-31-11	11.69	(0.02)		2.97	2.95	—	—	—
05-31-10	8.88	(0.01)		2.82	2.81	—	—	—
06-04-08(4) -05-31-09	13.19	0.00	*	(3.97)	(3.97)	—	0.34	—
Class W
05-31-11	12.69	0.00	*	3.24	3.24	—	—	—
06-12-09(4) -05-31-10	9.93	0.01		2.75	2.76	—	—	—
ING Tactical Asset Allocation Fund
Class I
05-31-11	7.72	0.11	•	2.12	2.23	0.05	—	—
05-31-10	6.59	0.08		1.09	1.17	0.04	—	—
05-31-09	10.62	0.13		(4.08)	(3.95)	0.08	—	—
03-28-08(4) -05-31-08	10.00	0.02		0.60	0.62	—	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Fund
Class A
05-31-11	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20	)†	87,730	68
05-31-10	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	0.34	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08	3.72	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
05-31-07	3.46	17.92	18.50	1.36	1.36	†	1.36	†	0.08	†	77,041	83
Class B
05-31-11	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93	)†	2,071	68
05-31-10	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	0.34	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	174
05-31-08	3.68	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112
05-31-07	3.46	17.47	17.65	2.11	2.11	†	2.11	†	(0.66	)†	7,275	83
Class C
05-31-11	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95	)†	7,128	68
05-31-10	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	0.34	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08	3.68	12.68	(5.40)	2.18	2.18	†	2.18	†	(0.53	)†	4,093	112
05-31-07	3.46	17.35	17.64	2.11	2.11	†	2.11	†	(0.66	)†	4,317	83
Class I
05-31-11	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	0.34	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	16,718	174
05-31-08	3.76	14.30	(4.47)	1.18 †	1.18	†	1.18	†	0.51	†	23,278	112
05-31-07	3.46	18.98	18.81	1.12	1.12	†	1.12	†	0.40	†	28,153	83
Class O
05-31-11	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4) -05-31-09	0.34	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class W
05-31-11	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4) -05-31-10	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97
ING Tactical Asset Allocation Fund
Class I
05-31-11	0.05	9.90	28.98	0.66	0.68	†	0.68	†	1.30	†	80,159	23
05-31-10	0.04	7.72	17.91	0.68	0.70	†	0.70	†	1.23	†	75,068	9
05-31-09	0.08	6.59	(37.29)	0.72	0.70	†	0.70	†	1.73	†	72,010	30
03-28-08(4) -05-31-08	—	10.62	6.20	0.82	0.70	†	0.70	†	1.63	†	118,366	40

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are eleven separate active investment series which comprise the Company. The four series (each, a "Fund"; collectively, the "Funds") that are in this report are: Core Equity Research, Corporate Leaders 100, Small Company, and Tactical Asset Allocation.

Each Fund, except Tactical Asset Allocation, offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. Tactical Asset Allocation only offers Class I shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Effective February 1, 2011, Small Company is closed to new shareholders, except for shares purchased by: (1) shareholders participating in wrap fee programs offered by broker-dealers and financial institutions; (2) certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; (3) employees of the Adviser or Sub-Adviser and their affiliates; or (4) registered investment companies. Investments by currently invested separate accounts, qualified retirement plans (such as 401(a), 401(k), or other defined contribution plans and defined benefit plans), 529 plans, custodial accounts, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the sub-adviser to each Fund. ING Investments Distributor, LLC ("IID" or the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

in the Investment Adviser's and/or Sub-Advisers' loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Advisers, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Funds' advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended May 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2011, Tactical Asset Allocation both purchased and sold futures contracts on various equity indices, bonds and notes to potentially enhance returns as part of its global tactical asset allocation strategy. During the year ended May 31, 2011, Core Equity purchased futures contracts on various equity indices to "equitize" cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2011, Tactical Asset Allocation had an average notional value of $40,440,279 and $37,821,523 on futures contracts purchased and sold, respectively. During the year ended May 31, 2011, Core Equity Research had an average notional value of $1,227,552 on futures contracts purchased.

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Core Equity Research pays dividends semi-annually. Tactical Asset Allocation pays dividends quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$300,756,679	$332,370,353
Corporate Leader 100	3,932,759	3,349,668
Small Company	340,116,735	186,470,235
Tactical Asset Allocation	17,828,133	28,913,814

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on all assets; for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; and for Tactical Asset Allocation — 0.450% on all assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Core Equity Research, and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Tactical Asset Allocation, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Money Market Fund. Investment management fees paid by the Funds were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2011, the Investment Adviser for Core Equity Research, Corporate Leaders 100, Small Company and Tactical Asset Allocation waived $1,829, $8, $2,147, and $329 of such management fees, respectively. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Core Equity Research	0.25%	1.00%	1.00%	0.25%
Corporate Leaders 100	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	0.25%

The Distributor may also retain a portion of the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended May 31, 2011, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Core Equity Research	$11,348	N/A
Corporate Leaders 100	4,078	N/A
Small Company	4,919	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Core Equity Research	N/A	$2,040
Corporate Leaders 100	—	254
Small Company	360	1,096

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Core Equity Research	$247,329	$29,134	$90,864	$367,327
Corporate Leaders 100	3,986	996	2,583	7,565
Small Company	266,708	25,609	26,913	319,230
Tactical Asset Allocation	30,354	6,745	—	37,099

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2011, the following ING Funds or indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Core Equity Research	6.12%
	Tactical Asset Allocation	29.97%
ING Global Target Payment Fund	Tactical Asset Allocation	12.09%
ING National Trust	Core Equity Research	6.30%
	Small Company	10.04%
ING Strategic Allocation Conservative Portfolio	Tactical Asset Allocation	7.84%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Subsidiary	Fund	Percentage
ING Strategic Allocation Growth Portfolio	Tactical Asset Allocation	25.25%
ING Strategic Allocation Moderate Portfolio	Tactical Asset Allocation	24.85%
ReliaStar Life Insurance Company	Corporate Leaders 100	47.49%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2011, the following Funds had the following expenses included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Tactical Asset Allocation	Custody	$13,758
	Professional	10,045
	Postage	10,408

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Core Equity Research(1)	1.08%	1.83%	1.83%	0.83%	1.08%	0.83%
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	N/A	0.65%
Small Company(1)	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%
Tactical Asset Allocation	N/A	N/A	N/A	0.70%	N/A	N/A

(1) Effective September 30, 2010, pursuant to a side agreement, the Investment Adviser has agreed to waive expenses so that the expense limit for Class I of Core Equity Research is 0.75% and so that the expense limit for Class I of Small Company is 1.04%. These expense limits will continue through October 1, 2011 and are subject to recoupment. There is no guarantee that the side agreement will continue after October 1, 2011. The side agreement will only renew if the Investment Adviser elects to renew it.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

As of May 31, 2011, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2012	2013	2014	Total
Core Equity Research	$493,261	$736,390	$737,036	$1,966,687
Corporate Leaders 100	122,611	79,640	83,960	286,211

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2011, are as follows:

	2012	2013	2014	Total
Small Company Class I	$—	$—	$237,390	$237,390

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 15, 2010, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Effective December 15, 2010, the funds to which the line of credit is available pay a

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended May 31, 2011:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Core Equity Research	6	$1,754,167	1.42%
Small Company	5	570,000	1.44%
Tactical Asset Allocation	7	628,571	1.42%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
Year or period ended		#	#	#	#	#	($)	($)	($)	($)	($)	($)
Core Equity Research
Class A
05-31-11		1,004,888	1,372,514	108,453	(4,505,153)	(2,019,298)	11,365,885	13,420,280	1,199,602	—	(50,131,503)	(24,145,736)
05-31-10		1,531,263	—	215,235	(4,547,859)	(2,801,361)	15,186,842	—	2,013,605	—	(45,610,286)	(28,409,839)
Class B
05-31-11		1,580	139,064	—	(732,699)	(592,055)	16,868	1,334,350	—	—	(7,997,858)	(6,646,640)
05-31-10		51,842	—	2,716	(924,313)	(869,755)	499,347	—	24,154	—	(9,058,833)	(8,535,332)
Class C
05-31-11		46,153	111,889	—	(311,490)	(153,448)	522,896	1,067,444	—	—	(3,387,461)	(1,797,121)
05-31-10		80,901	—	1,954	(269,233)	(186,378)	805,834	—	17,244	—	(2,626,368)	(1,803,290)
Class I
05-31-11		2,513,728	190,400	31,937	(2,680,944)	55,121	27,526,008	1,867,435	349,849	—	(30,588,650)	(845,358)
05-31-10		2,884,054	—	28,502	(807,160)	2,105,396	28,472,091	—	274,823	—	(8,171,577)	20,575,337
Class O
05-31-11		483,051	—	151	(384,415)	98,787	5,540,477	—	1,659	—	(4,321,586)	1,220,550
05-31-10		538,202	—	379	(346,610)	191,971	5,441,156	—	3,514	—	(3,503,080)	1,941,590
Class W
05-31-11		7,609	69	27	(674)	7,031	84,528	677	289	—	(7,270)	78,224
06-12-09	(1)-05-31-10	332	—	—	—	332	3,000	—	—	—	—	3,000
Corporate Leaders 100
Class A
05-31-11		107,948	—	4,157	(83,600)	28,505	1,137,624	—	43,076	—	(832,832)	347,868
05-31-10		139,439	—	2,213	(52,145)	89,507	1,264,159	—	20,541	—	(498,844)	785,856
Class B
05-31-11		4,146	—	176	(6,272)	(1,950)	42,123	—	1,817	—	(62,856)	(18,916)
05-31-10		14,746	—	115	(9,361)	5,500	129,099	—	1,063	—	(80,509)	49,653
Class C
05-31-11		25,427	—	147	(31,608)	(6,034)	271,261	—	1,532	—	(310,030)	(37,237)
05-31-10		45,292	—	1,094	(158,503)	(112,117)	413,232	—	10,133	—	(1,498,949)	(1,075,584)
Class I
05-31-11		382	—	141	(229)	294	3,919	—	1,464	—	(2,509)	2,874
05-31-10		545	—	88	(17)	616	4,913	—	817	—	(151)	5,579
Class W
05-31-11		27,238	—	3,447	(4,211)	26,474	289,082	—	35,749	—	(41,434)	283,397
05-31-10		28,030	—	2,000	(17,651)	12,379	247,084	—	18,580	—	(167,821)	97,843

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

		Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
Year or period ended		#	#	#	#	#	($)	($)	($)	($)	($)	($)
Small Company
Class A
05-31-11		959,303	—	—	(1,811,886)	(852,583)	12,463,591	—	—	—	(23,432,225)	(10,968,634)
05-31-10		1,441,738	1,227,755	—	(3,745,658)	(1,076,165)	15,619,326	13,069,276	—	—	(41,009,711)	(12,321,109)
Class B
05-31-11		1,964	—	—	(137,161)	(135,197)	25,769	—	—	—	(1,673,281)	(1,647,512)
05-31-10		12,660	107,095	—	(123,150)	(3,395)	123,008	1,081,103	—	—	(1,248,597)	(44,486)
Class C
05-31-11		76,785	—	—	(182,311)	(105,526)	903,022	—	—	—	(2,195,561)	(1,292,539)
05-31-10		101,741	272,015	—	(267,309)	106,447	1,039,024	2,722,198	—	—	(2,795,107)	966,115
Class I
05-31-11		15,964,003	—	—	(3,103,163)	12,860,840	215,518,092	—	—	—	(44,131,467)	171,386,625
05-31-10		3,880,976	64,406	—	(956,044)	2,989,338	50,438,537	743,019	—	—	(11,389,704)	39,791,852
Class O
05-31-11		60,352	—	—	(23,226)	37,126	797,458	—	—	—	(298,174)	499,284
05-31-10		97,455	—	—	(31,341)	66,114	1,030,067	—	—	—	(334,104)	695,963
Class W
05-31-11		223,467	—	—	(142,172)	81,295	3,022,623	—	—	—	(2,019,991)	1,002,632
06-12-09	(1)-05-31-10	32,129	3,067	—	(9,856)	25,340	385,633	35,368	—	—	(133,302)	287,699
Tactical Asset Allocation
Class I
05-31-11		2,732,267	—	58,261	(4,410,371)	(1,619,843)	21,788,353	—	473,387	—	(38,292,591)	(16,030,851)
05-31-10		1,105,398	—	71,085	(2,376,177)	(1,199,694)	8,563,968	—	469,160	—	(18,559,212)	(9,526,084)

(1) Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2011, and throughout the period covered by this report, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund's investment in BICR-Series B includes the value of the underlying securities held by BICR-Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Government Fund and in BICR-Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR-Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2011, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Core Equity Research	$13,927,087	$14,239,194
Small Company	12,762,442	13,114,716

* Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds' Summary Portfolios of Investments.

NOTE 12 — REORGANIZATIONS

On August 20, 2010, Core Equity Research ("Acquiring Fund") acquired all of the net assets of ING Opportunistic LargeCap Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on August 10, 2010. The primary purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2011, are as follows:

Net investment income	$2,338,133
Net realized and unrealized gain on investments	$82,592,007
Net increase in net assets resulting from operations	$84,930,140

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Core Equity Research	ING Opportunistic LargeCap Fund	$17,690	$362,410	$15,335	$(156)	0.7888

The net assets of Core Equity Research after the acquisition were $380,100,482.

On February 6, 2010, Small Company ("Acquiring Fund") acquired all of the net assets of ING SmallCap Value Multi-Manager Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on January 19, 2010. The primary purposes of the transaction were to combine similar or compatible investment strategies and increase the asset base of the Acquiring Fund to provide greater investment opportunities and the potential to take larger portfolio positions. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 12 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on June 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2010, are as follows:

Net investment loss	$(71,212)
Net realized and unrealized gain on investments	$33,636,923
Net increase in net assets resulting from operations	$33,565,711

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since February 6, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation (000s)	Conversion Ratio
Small Company	ING SmallCap Value Multi-Manager Fund	$17,651	$104,864	$(22,407)	$240	0.7775

The net assets of Small Company after the acquisition were $122,515,120.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Core Equity Research(1)	$(10,310,669)	$(27,054)	$10,337,723
Corporate Leaders 100	—	(2,729)	2,729
Small Company	—	(104,116)	104,116
Tactical Asset Allocation	—	(261,139)	261,139

(1) $10,310,669 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2011	Year Ended May 31, 2010
	Ordinary Income	Ordinary Income
Core Equity Research	$1,791,827	$2,781,960
Corporate Leaders 100	177,917	111,277
Tactical Asset Allocation	473,387	469,160

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Core Equity Research	$792,970	$—	$85,504,560	$(93)	$—	$(30,767,954)	2016
						(62,415,401)	2017
						(9,719,584)	2018
						$(102,902,939)*
Corporate Leaders 100	53,081	—	3,553,272	—	—	(809,419)	2017
						(335,132)	2018
						$(1,144,551)
Small Company	1,340,915	10,504,344	40,981,822	—	—	(3,653,750)	2016
						(730,750)	2017
						(730,750)	2018
						$(5,115,250)*
Tactical Asset Allocation	117,795	—	5,782,871	—	(469,092)	(428,964)	2016
						(7,127,735)	2017
						(5,886,495)	2018
						(108,053)	2019
						$(13,551,247)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of May 31, 2011, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the "Federal Income Taxes" section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 14 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 14 — CONCENTRATION OF INVESTMENT RISK (continued)

Investment by Funds-of-Funds (Tactical Asset Allocation). As an underlying fund ("Underlying Fund") of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements". ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards ("IFRSs"). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of May 31, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2011, the following Funds declared dividends of:

	Type	Per Share Amount	Payable Date	Record Date
Core Equity Research
Class A	NII	$0.0248	July 5, 2011	June 30, 2011
Class B	NII	0.0000	July 5, 2011	June 30, 2011
Class C	NII	0.0000	July 5, 2011	June 30, 2011
Class I	NII	0.0456	July 5, 2011	June 30, 2011
Class O	NII	0.0259	July 5, 2011	June 30, 2011
Class W	NII	0.0426	July 5, 2011	June 30, 2011
Tactical Asset Allocation
Class I	NII	$0.0211	July 5, 2011	June 30, 2011

NII — Net investment income

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
	Consumer Discretionary: 12.2%
425,300		Comcast Corp. - Class A	$10,734,572	2.5
145,529	@	DIRECTV	7,314,288	1.7
233,979		Macy's, Inc.	6,757,313	1.6
139,800		Starbucks Corp.	5,143,242	1.2
146,600	@	Urban Outfitters, Inc.	4,465,436	1.0
186,300		Wyndham Worldwide Corp.	6,485,103	1.5
567,119		Other Securities	11,761,125	2.7
			52,661,079	12.2
	Consumer Staples: 7.1%
186,000		Altria Group, Inc.	5,219,160	1.2
191,400		Coca-Cola Enterprises, Inc.	5,529,546	1.3
151,575		PepsiCo, Inc.	10,780,014	2.5
166,100		Wal-Mart Stores, Inc.	9,172,042	2.1
			30,700,762	7.1
	Energy: 13.8%
182,700		Arch Coal, Inc.	5,460,903	1.3
147,600		ConocoPhillips	10,807,272	2.5
253,120		ExxonMobil Corp.	21,127,926	4.9
84,815		National Oilwell Varco, Inc.	6,155,873	1.4
95,400	L	Range Resources Corp.	5,334,768	1.2
65,000		Royal Dutch Shell PLC ADR - Class A ADR	4,642,950	1.1
143,100		Suncor Energy, Inc.	5,995,890	1.4
			59,525,582	13.8
	Financials: 14.7%
346,503		Blackstone Group LP	5,973,712	1.4
226,220		Citigroup, Inc.	9,308,953	2.1
336,898		JPMorgan Chase & Co.	14,567,470	3.4
126,200		Prudential Financial, Inc.	8,049,036	1.9
334,490		Wells Fargo & Co.	9,489,481	2.2
237,134		XL Group PLC	5,610,590	1.3
166,431		Other Securities	10,169,565	2.4
			63,168,807	14.7
	Health Care: 11.2%
119,200		Aetna, Inc.	5,206,656	1.2
115,889		Covidien PLC	6,373,895	1.5
100,700	@	Express Scripts, Inc.	5,997,692	1.4
127,100		Johnson & Johnson	8,552,559	2.0
596,313		Pfizer, Inc.	12,790,914	3.0
128,000		St. Jude Medical, Inc.	6,485,760	1.5
54,336		Other Securities	2,765,703	0.6
			48,173,179	11.2
	Industrials: 11.2%
64,400		Boeing Co.	5,025,132	1.2
71,300	@	Cooper Industries PLC	4,481,205	1.0

Shares			Value	Percentage of Net Assets
75,900		Dover Corp.	$5,102,757	1.2
170,900		Trinity Industries, Inc.	5,877,251	1.4
44,963		Union Pacific Corp.	4,719,766	1.1
150,500		Waste Connections, Inc.	4,731,720	1.1
324,751		Other Securities	18,240,224	4.2
			48,178,055	11.2
	Information Technology: 19.9%
166,300	@	Adobe Systems, Inc.	5,758,969	1.3
137,300	@,L	Ansys, Inc.	7,876,901	1.8
42,548	@	Apple, Inc.	14,799,471	3.4
17,600	@	Google, Inc. - Class A	9,310,752	2.2
457,200		Intel Corp.	10,291,572	2.4
269,700		Jabil Circuit, Inc.	5,820,126	1.4
419,100	@	Marvell Technology Group Ltd.	6,806,184	1.6
232,200		Oracle Corp.	7,945,884	1.9
222,869		Qualcomm, Inc.	13,057,895	3.0
81,100		Other Securities	3,811,294	0.9
			85,479,048	19.9
	Materials: 3.8%
97,100		Monsanto Co.	6,897,984	1.6
156,400		Packaging Corp. of America	4,551,240	1.0
109,500	L	United States Steel Corp.	5,049,045	1.2
			16,498,269	3.8
	Telecommunication Services: 3.9%
178,200		CenturyTel, Inc.	7,696,458	1.8
135,400	@,L	SBA Communications Corp.	5,319,866	1.3
611,400		Other Securities	3,576,690	0.8
			16,593,014	3.9
	Utilities: 1.4%
273,600		Great Plains Energy, Inc.	5,792,112	1.4
		Total Common Stock ( Cost $337,019,253 )	426,769,907	99.2
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc: 3.3%
14,006,878		BNY Mellon Overnight Government Fund (1)	14,006,878	3.3
232,316	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	185,853	0.0
		Total Securities Lending Collateral ( Cost $14,239,194 )	14,192,731	3.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
	Mutual Funds: 0.8%
3,505,000		BlackRock Liquidity Funds,TempFund, Institutional Class ( Cost $3,505,000 )	$3,505,000	0.8
		Total Short-Term Investments ( Cost $17,744,194 )	17,697,731	4.1
		Total Investments in Securities ( Cost $354,763,447 )*	$444,467,638	103.3
		Liabilities in Excess of Other Assets	(14,182,562)	(3.3)
		Net Assets	$430,285,076	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

R  Restricted Security

L  Loaned security, a portion or all of the security is on loan at May 31, 2011.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*  Cost for federal income tax purposes is $358,963,517.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$92,768,016
Gross Unrealized Depreciation	(7,263,895)
Net Unrealized appreciation	$85,504,121

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$426,769,907	$—	$—	$426,769,907
Short-Term Investments	17,511,878	—	185,853	17,697,731
Total Investments, at value	$444,281,785	$—	$185,853	$444,467,638

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the year ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/11
Asset Table
Investments, at value
Short-Term Investments	$185,853	$—	$—	$—	$—	$—	$—	$—	$185,853
Total Investments, at value	$185,853	$—	$—	$—	$—	$—	$—	$—	$185,853

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$36,308
Total	$36,308

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
	Consumer Discretionary: 10.7%
610	@	Amazon.com, Inc.	$119,981	1.0
4,640		Comcast Corp. - Class A	117,114	1.0
1,550		McDonald's Corp.	126,387	1.0
6,460		News Corp. - Class A	118,476	1.0
1,530		Nike, Inc.	129,208	1.1
3,176		Time Warner, Inc.	115,702	1.0
19,770		Other Securities	546,989	4.6
			1,273,857	10.7
	Consumer Staples: 13.6%
4,400		Altria Group, Inc.	123,464	1.0
4,040		Avon Products, Inc.	120,028	1.0
1,760		Coca-Cola Co.	117,586	1.0
1,350		Colgate-Palmolive Co.	118,165	1.0
1,610		Costco Wholesale Corp.	132,793	1.1
3,360		CVS Caremark Corp.	129,998	1.1
2,350		HJ Heinz Co.	129,062	1.1
3,580		Kraft Foods, Inc.	125,193	1.0
1,790		PepsiCo, Inc.	127,305	1.1
1,764		Philip Morris International, Inc.	126,567	1.1
1,870		Procter & Gamble Co.	125,290	1.1
2,840		Walgreen Co.	123,909	1.0
2,190		Wal-Mart Stores, Inc.	120,932	1.0
			1,620,292	13.6
	Energy: 9.9%
1,580		Baker Hughes, Inc.	116,809	1.0
2,310		Halliburton Co.	115,846	0.9
12,990		Other Securities	953,280	8.0
			1,185,935	9.9
	Financials: 12.5%
2,490		American Express Co.	128,484	1.1
2,200		Capital One Financial Corp.	119,548	1.0
41,845		Other Securities	1,247,266	10.4
			1,495,298	12.5
	Health Care: 10.3%
2,340		Abbott Laboratories	122,265	1.0
2,130	@	Amgen, Inc.	128,950	1.1
2,170		Baxter International, Inc.	129,158	1.1
4,240		Bristol-Myers Squibb Co.	121,942	1.0
1,950		Johnson & Johnson	131,216	1.1
2,880		Medtronic, Inc.	117,216	1.0
3,397		Merck & Co., Inc.	124,840	1.1
5,591		Pfizer, Inc.	119,927	1.0
2,510		UnitedHealth Group, Inc.	122,865	1.0
2,680		Other Securities	111,863	0.9
			1,230,242	10.3

Shares			Value	Percentage of Net Assets
	Industrials: 13.4%
1,590		Boeing Co.	$124,068	1.0
1,940		Honeywell International, Inc.	115,527	1.0
1,690		Norfolk Southern Corp.	123,894	1.0
1,120		Union Pacific Corp.	117,566	1.0
19,150		Other Securities	1,118,821	9.4
			1,599,876	13.4
	Information Technology: 14.5%
7,790	@	Dell, Inc.	125,263	1.1
4,170	@	EMC Corp.	118,720	1.0
5,560		Intel Corp.	125,156	1.0
430		Mastercard, Inc.	123,431	1.0
3,420		Oracle Corp.	117,032	1.0
2,110		Qualcomm, Inc.	123,625	1.0
1,580		Visa, Inc.	128,075	1.1
28,880		Other Securities	870,439	7.3
			1,731,741	14.5
	Materials: 4.6%
1,650		Monsanto Co.	117,216	1.0
13,620		Other Securities	436,379	3.6
			553,595	4.6
	Telecommunication Services: 3.1%
3,670		AT&T, Inc.	115,825	1.0
24,930	@	Sprint Nextel Corp.	145,840	1.2
2,950		Other Securities	108,944	0.9
			370,609	3.1
	Utilities: 3.9%
3,190		American Electric Power Co., Inc.	121,858	1.0
1,710		Entergy Corp.	116,537	1.0
2,980		Southern Co.	119,438	1.0
2,740		Other Securities	114,669	0.9
			472,502	3.9
		Total Common Stock ( Cost $7,625,021 )	11,533,947	96.5
EXCHANGE-TRADED FUNDS: 2.7%
	Financials: 2.7%
2,400		SPDR Trust Series 1	323,736	2.7
		Total Exchange- Traded Funds ( Cost $290,852 )	323,736	2.7
		Total Long-Term Investments ( Cost $7,915,873 )	11,857,683	99.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
55,000		BlackRock Liquidity Funds,TempFund, Institutional Class ( Cost $55,000 )	$55,000	0.5
		Total Short-Term Investments ( Cost $55,000 )	55,000	0.5
		Total Investments in Securities ( Cost $7,970,873 )*	$11,912,683	99.7
		Assets in Excess of Other Liabilities	30,628	0.3
		Net Assets	$11,943,311	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

*  Cost for federal income tax purposes is $8,359,411.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,970,364
Gross Unrealized Depreciation	(417,092)
Net Unrealized appreciation	$3,553,272

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$11,533,947	$—	$—	$11,533,947
Exchange-Traded Funds	323,736	—	—	323,736
Short-Term Investments	55,000	—	—	55,000
Total Investments, at value	$11,912,683	$—	$—	$11,912,683

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Consumer Discretionary: 11.4%
70,973		Arbitron, Inc.	$3,030,547	0.8
89,600	@	Ascena Retail Group, Inc.	2,998,016	0.8
121,600		Cooper Tire & Rubber Co.	2,937,856	0.8
91,899	@	Life Time Fitness, Inc.	3,380,964	0.9
281,500	@	Ruby Tuesday, Inc.	2,983,900	0.8
1,678,494		Other Securities	27,999,792	7.3
			43,331,075	11.4
	Consumer Staples: 2.0%
78,580		Casey's General Stores, Inc.	3,257,141	0.9
176,490		Other Securities	4,326,478	1.1
			7,583,619	2.0
	Energy: 5.6%
87,700	@	Bill Barrett Corp.	3,908,789	1.0
91,300	@	Carrizo Oil & Gas, Inc.	3,488,573	0.9
44,500	@	Dril-Quip, Inc.	3,301,010	0.9
187,300	@	McMoRan Exploration Co.	3,450,066	0.9
50,514	@	Unit Corp.	2,909,101	0.8
167,390		Other Securities	4,394,481	1.1
			21,452,020	5.6
	Financials: 20.1%
80,041		Cash America International, Inc.	4,166,934	1.1
115,400	L	DuPont Fabros Technology, Inc.	3,016,556	0.8
63,660		Entertainment Properties Trust	3,092,603	0.8
108,000		Hatteras Financial Corp.	3,154,680	0.8
112,800		LaSalle Hotel Properties	3,156,144	0.8
120,987		National Retail Properties, Inc.	3,119,045	0.8
53,111	@	ProAssurance Corp.	3,734,234	1.0
149,200		Starwood Property Trust, Inc.	3,243,608	0.8
61,270	@	SVB Financial Group	3,638,213	1.0
2,351,008		Other Securities	46,431,144	12.2
			76,753,161	20.1
	Health Care: 11.0%
154,825	@	Healthsouth Corp.	4,345,938	1.1
101,200		Owens & Minor, Inc.	3,501,520	0.9
67,700		Universal Health Services, Inc.	3,688,973	1.0
1,035,059		Other Securities	30,573,850	8.0
			42,110,281	11.0

Shares			Value	Percentage of Net Assets
	Industrials: 16.6%
122,233		Actuant Corp.	$3,072,938	0.8
57,644		Acuity Brands, Inc.	3,513,978	0.9
48,398	@	Atlas Air Worldwide Holdings, Inc.	3,063,110	0.8
138,800		Barnes Group, Inc.	3,346,468	0.9
95,530		Brady Corp.	3,292,919	0.9
184,600	L	Heartland Express, Inc.	3,068,052	0.8
53,073	@	Kirby Corp.	3,050,105	0.8
152,300	@	Orbital Sciences Corp.	2,864,763	0.7
44,910		Regal-Beloit Corp.	3,098,790	0.8
54,200		Toro Co.	3,462,296	0.9
91,553		Waste Connections, Inc.	2,878,426	0.8
51,200		Watsco, Inc.	3,427,328	0.9
99,560		Watts Water Technologies, Inc.	3,483,604	0.9
768,839		Other Securities	21,765,704	5.7
			63,388,481	16.6
	Information Technology: 17.0%
207,100	@	Advanced Energy Industries, Inc.	3,075,435	0.8
60,994	@	Ansys, Inc.	3,499,226	0.9
67,000	@	Concur Technologies, Inc.	3,347,990	0.9
105,931	@	Digital River, Inc.	3,448,054	0.9
151,500	@	Parametric Technology Corp.	3,528,435	0.9
106,350	@	Progress Software Corp.	2,878,894	0.8
136,430	@	Quest Software, Inc.	3,096,279	0.8
1,578,202		Other Securities	41,936,597	11.0
			64,810,910	17.0
	Materials: 6.0%
147,300		HB Fuller Co.	3,283,317	0.9
47,958		Minerals Technologies, Inc.	3,261,144	0.8
137,559		Worthington Industries	3,002,913	0.8
693,895		Other Securities	13,205,194	3.5
			22,752,568	6.0
	Telecommunication Services: 1.5%
321,468		Other Securities	5,816,624	1.5
	Utilities: 4.1%
118,160		Cleco Corp.	4,146,234	1.1
95,900		El Paso Electric Co.	2,986,326	0.8
164,800		Portland General Electric Co.	4,279,856	1.1
109,600		Other Securities	4,310,380	1.1
			15,722,796	4.1
		Total Common Stock ( Cost $323,371,619 )	363,721,535	95.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.1%
	Financials: 2.1%
17,500		iShares Russell 2000 Growth Index Fund	$1,695,750	0.4
74,700		iShares Russell 2000 Index Fund	6,336,801	1.7
		Total Exchange- Traded Funds ( Cost $7,189,981 )	8,032,551	2.1
		Total Long-Term Investments ( Cost $330,561,600 )	371,754,086	97.4
SHORT-TERM INVESTMENTS: 5.8%
	Securities Lending Collateralcc: 3.4%
13,009,509		BNY Mellon Overnight Government Fund (1)	13,009,509	3.4
105,206	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	84,165	0.0
		Total Securities Lending Collateral ( Cost $13,114,716 )	13,093,674	3.4
	Repurchase Agreement: 2.4%
9,166,000		Morgan Stanley Repurchase Agreement dated 05/31/11, 0.090%, due 06/01/11, $9,166,023 to be received upon repurchase (Collateralized by $9,168,000 Federal Home Loan Bank, 1.750%, Market Value plus accrued interest $9,350,091, due 08/19/11-08/22/12) ( Cost $9,166,000 )	9,166,000	2.4
		Total Short-Term Investments ( Cost $22,280,716 )	22,259,674	5.8
		Total Investments in Securities ( Cost $352,842,316 )*	$394,013,760	103.2
		Liabilities in Excess of Other Assets	(12,364,327)	(3.2)
		Net Assets	$381,649,433	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

R  Restricted Security

L  Loaned security, a portion or all of the security is on loan at May 31, 2011.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*  Cost for federal income tax purposes is $353,031,938.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,285,382
Gross Unrealized Depreciation	(10,303,560)
Net Unrealized appreciation	$40,981,822

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$363,721,535	$—	$—	$363,721,535
Exchange-Traded Funds	8,032,551	—	—	8,032,551
Short-Term Investments	13,009,509	9,166,000	84,165	22,259,674
Total Investments, at value	$384,763,595	$9,166,000	$84,165	$394,013,760

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the year ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/11
Asset Table
Investments, at value
Short-Term Investments	$84,165	$—	$—	$—	$—	$—	$—	$—	$84,165
Total Investments, at value	$84,165	$—	$—	$—	$—	$—	$—	$—	$84,165

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.1%
	Consumer Discretionary: 10.0%
2,240	@,S	Amazon.com, Inc.	$440,586	0.5
17,080	S	Comcast Corp. - Class A	431,099	0.5
22,810	@,S	Ford Motor Co.	340,325	0.4
10,120	S	Home Depot, Inc.	367,154	0.5
6,450	S	McDonald's Corp.	525,933	0.7
11,550	S	Walt Disney Co.	480,826	0.6
138,855		Other Securities	5,455,497	6.8
			8,041,420	10.0
	Consumer Staples: 10.2%
12,700	S	Altria Group, Inc.	356,362	0.4
14,210	S	Coca-Cola Co.	949,370	1.2
10,860	S	Kraft Foods, Inc.	379,774	0.5
9,657	S	PepsiCo, Inc.	686,806	0.9
11,100	S	Philip Morris International, Inc.	796,425	1.0
17,120	S	Procter & Gamble Co.	1,147,040	1.4
11,870	S	Wal-Mart Stores, Inc.	655,462	0.8
74,497		Other Securities	3,179,777	4.0
			8,151,016	10.2
	Energy: 11.8%
12,180	S	Chevron Corp.	1,277,804	1.6
8,760	S	ConocoPhillips	641,407	0.8
30,318	S	ExxonMobil Corp.	2,530,643	3.1
4,910	S	Occidental Petroleum Corp.	529,543	0.7
8,241	S	Schlumberger Ltd.	706,419	0.9
71,278		Other Securities	3,774,606	4.7
			9,460,422	11.8
	Financials: 14.2%
6,450	S	American Express Co.	332,820	0.4
61,482	S	Bank of America Corp.	722,413	0.9
10,600	@,S	Berkshire Hathaway, Inc.	838,142	1.0
17,732	S	Citigroup, Inc.	729,672	0.9
3,160	S	Goldman Sachs Group, Inc.	444,707	0.6
24,334	S	JPMorgan Chase & Co.	1,052,202	1.3
32,023	S	Wells Fargo & Co.	908,493	1.1
191,547		Other Securities	6,369,210	8.0
			11,397,659	14.2
	Health Care: 11.1%
9,410	S	Abbott Laboratories	491,672	0.6
5,710	@,S	Amgen, Inc.	345,683	0.5
16,870	S	Johnson & Johnson	1,135,182	1.4
18,745	S	Merck & Co., Inc.	688,879	0.9
48,917	S	Pfizer, Inc.	1,049,270	1.3
6,840	S	UnitedHealth Group, Inc.	334,818	0.4
101,672		Other Securities	4,814,805	6.0
			8,860,309	11.1

Shares			Value	Percentage of Net Assets
	Industrials: 10.5%
4,350	S	3M Co.	$410,553	0.5
4,470	S	Boeing Co.	348,794	0.4
3,880	S	Caterpillar, Inc.	410,504	0.5
65,010	S	General Electric Co.	1,276,796	1.6
3,040	S	Union Pacific Corp.	319,109	0.4
6,040	S	United Parcel Service, Inc. - Class B	443,879	0.6
5,570	S	United Technologies Corp.	488,879	0.6
84,675		Other Securities	4,747,217	5.9
			8,445,731	10.5
	Information Technology: 16.9%
5,630	@,S	Apple, Inc.	1,958,283	2.4
33,840	S	Cisco Systems, Inc.	568,512	0.7
12,500	@,S	EMC Corp.	355,875	0.5
1,540	@,S	Google, Inc. - Class A	814,691	1.0
13,360	S	Hewlett-Packard Co.	499,397	0.6
7,500	S	International Business Machines Corp.	1,266,975	1.6
33,630	S	Intel Corp.	757,011	1.0
45,320	S	Microsoft Corp.	1,133,453	1.4
23,650	S	Oracle Corp.	809,303	1.0
10,030	S	Qualcomm, Inc.	587,657	0.7
159,379		Other Securities	4,766,306	6.0
			13,517,463	16.9
	Materials: 3.4%
54,250		Other Securities	2,730,704	3.4
	Telecommunication Services: 2.9%
36,080	S	AT&T, Inc.	1,138,685	1.4
17,270	S	Verizon Communications, Inc.	637,781	0.8
34,703		Other Securities	513,912	0.7
			2,290,378	2.9
	Utilities: 3.1%
71,530		Other Securities	2,477,688	3.1
		Total Common Stock ( Cost $60,784,426 )	75,372,790	94.1
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
518,000		BlackRock Liquidity Funds,TempFund, Institutional Class ( Cost $518,000 )	518,000	0.6
		Total Short-Term Investments ( Cost $518,000 )	518,000	0.6
		Total Investments in Securities ( Cost $61,302,426 )*	$75,890,790	94.7
		Assets in Excess of Other Liabilities	4,268,504	5.3
		Net Assets	$80,159,294	100.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2011 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures,

options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $70,139,222.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,392,938
Gross Unrealized Depreciation	(10,641,370)
Net Unrealized appreciation	$5,751,568

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$75,372,790	$—	$—	$75,372,790
Short-Term Investments	518,000	—	—	518,000
Total Investments, at value	$75,890,790	$—	$—	$75,890,790
Other Financial Instruments+
Futures	$425,148	$—	$—	$425,148
Total Assets	$76,315,938	$—	$—	$76,315,938
Liabilities Table
Other Financial Instruments+
Futures	$(455,335)	$—	$—	$(455,335)
Total Liabilities	$(455,335)	$—	$—	$(455,335)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

ING Tactical Asset Allocation Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CAC40® 10 Euro	50	06/17/11	$2,870,999	$45,362
FTSE 100 Index	2	06/17/11	196,266	10,291
FTSE/MIB Index	27	06/17/11	4,099,075	11,114
Hang Seng Index	14	06/29/11	2,118,987	72,376
IBEX 35® Index	45	06/17/11	6,787,107	77,766
Long Gilt	39	09/28/11	7,703,767	2,603
MSCI Singapore Index (SGX)	23	06/29/11	1,374,014	19,961
NIKKEI 225 (OSE)	9	06/09/11	1,069,930	(76,973)
S&P 500 E-Mini	9	06/17/11	604,755	6,517
S&P 500 E-Mini	2	09/16/11	133,850	2,866
S&P 500®	12	06/16/11	4,031,700	47,268
U.S. Treasury 10-Year Note	64	09/21/11	7,847,000	52,853
			$38,837,450	$272,004
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
ASX SPI 200® Index	21	06/16/11	$2,640,836	$(40,733)
Australia 10-Year Bond	67	06/15/11	7,592,960	(161,317)
Canada 10-Year Bond	41	09/21/11	5,258,461	(20,312)
DAX Index	2	06/17/11	524,983	17,880
Euro-Bund	11	06/08/11	1,984,299	(40,787)
Japan 10-Year Bond (TSE)	4	06/09/11	6,901,239	(91,661)
OMXS30TM Index	333	06/17/11	6,226,770	58,291
S&P/TSX 60 Index	13	06/16/11	2,115,477	(1,563)
Swiss Federal Bond	9	06/08/11	1,481,006	(21,989)
			$34,726,031	$(302,191)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$369,692
Interest rate contracts	Net Assets - Unrealized appreciation*	55,456
Total Asset Derivatives		$425,148
Liability Derivatives
Equity contracts	Net Assets - Unrealized depreciation*	$(119,269)
Interest rate contracts	Net Assets - Unrealized depreciation*	(336,066)
Total Liability Derivatives		$(455,335)

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$386,225
Interest rate contracts	2,347,772
Total	$2,733,997
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$388,270
Interest rate contracts	227,388
Total	$615,658

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2011 were as follows:

Fund Name	Type	Per Share Amount
ING Core Equity Research Fund
Class A	NII	$0.0475
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0745
Class O	NII	$0.0487
Class W	NII	$0.0716
ING Corporate Leaders 100 Fund
Class A	NII	$0.1868
Class B	NII	$0.1109
Class C	NII	$0.0327
Class I	NII	$0.2115
Class W	NII	$0.2107
ING Tactical Asset Allocation Fund
Class I	NII	$0.0468

NII — Net investment income

Of the ordinary distributions made during the year ended May 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Tactical Asset Allocation Fund	100.00%

For the year ended May 31, 2011, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Tactical Asset Allocation Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund below designates the following percentages of net investment income distributions as interest-related dividends:

ING Tactical Asset Allocation Fund	1.40%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director During the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman/Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978-1990); and Various Officer positions with Academy of Economics and Finance (2003 - Present). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2001 - February 2003).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995-1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984-1985).	37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006); various Executive and Senior Management positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various Management positions at CIGNA Corporation (1973 - 1980).	37	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director During the Past Five Years
Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). President, Hartford Area Business Economists (1986-1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

Directors who are "Interested Persons"(4)

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	170	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (8) (December 2006 - Present).

(1)  Directors serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)  Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(3) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	April 2002 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(3) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(3) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(5) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(3) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(5) (May 2006 - Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(5) (November 1995 - Present) and ING Investments, LLC(3) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(5) (February 1996 - Present); Director of Compliance, ING Investments, LLC(3) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(6) ( April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(6) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(5) (September 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(5) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(5) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(5) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(5) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  Mr. Matthews commenced services as CEO and President of the ING Funds on November 11, 2006.

(3)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)  Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Directors"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and, collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to each Fund covered by this report (each a "Covered Fund").

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors ("Independent Counsel") on behalf of the Independent Directors.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in August 2010 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the "Global Transition"), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2010. In considering the performance of the Funds, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Covered Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Directors received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time except as otherwise indicated with respect to any specific Fund in the Fund-by-Fund analysis.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2011, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2010 and the management fees and expense data described below are as of June 30, 2010.

ING Corporate Leaders 100 Fund

In evaluating the investment performance of ING Corporate Leaders 100 Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and benchmark index for the most recent calendar quarter and one-year periods, but had underperformed for the year-to-date period; and (2) the Fund is ranked in its Morningstar category in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the second quintile for each period presented. The Board concluded that due to the short operating history of the Fund more time is necessary to evaluate the effectiveness of the Adviser and the Sub-Adviser in pursuing the Fund's investment objective.

In assessing the reasonableness of the management fee and expense ratio for ING Corporate Leaders 100 Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Core Equity Research Fund

In evaluating the investment performance of ING Core Equity Research Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and the three-year period, but had underperformed for the other periods presented; (2) the Fund outperformed its benchmark index for the most recent calendar quarter, was even with the benchmark index for the three-year period but underperformed for the other periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and five-year periods, in the third quintile for the three-year period and in the fourth quintile for the year-to-date and one-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Core Equity Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of ING Small Company Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for each period presented except for the most recent calendar quarter in which it underperformed; (2) the Fund outperformed its benchmark index for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the three-year and five-year periods and in the third quintile for the most recent calendar quarter, one-year period and the year-to-date period. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Small Company Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and below the average expense ratios of the funds in its Selected Peer Group. The Board also noted recent actions on the part of the Adviser to limit the expenses of Class I shares of the Fund.

ING Tactical Asset Allocation Fund

In evaluating the investment performance of ING Tactical Asset Allocation Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and one-year periods but underperformed for the year-to-date period; (2) the Fund outperformed its benchmark index for the most recent calendar quarter but underperformed for the year-to-date and one-year periods; and (3) the Fund is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, in the fourth quintile for the year-to-date period and in the third quintile for the one-year period. The Board concluded that the performance of the Fund has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Tactical Asset Allocation Fund, the Board noted that the management fee for the Fund is equal to the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.inginvestment.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Emerging Countries Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Fund*

ING Money Market Fund

*  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  AR-ADEALL  (0511-072211)

Annual Report

May 31, 2011

ING Capital Allocation Fund

Classes A, B, C, I and O

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Economics vs. Politics

Dear Shareholder,

There is a sense of déjà vu as we take our first steps into summer 2011. At this time last year we were wondering if global economic growth had merely hit a rough patch or if it was running off the road; today we’re asking the same questions. Global growth is the weakest it’s been since the recession ended in June 2009. Factory output around the world has fallen, and stock prices have been sliding. In the United States, consumers have pulled back in reaction to soaring fuel prices, weak job growth and weaker housing. However, the driving forces behind the slowdown suggest it may be temporary.

The tsunami in Japan disrupted supply chains and, therefore, global industrial output. While that disruption dampened backward-looking statistics, forward-looking gauges suggest a rebound is likely. U.S. automakers are poised for a significant acceleration of production this summer, while the latest reading of leading economic indicators suggests growth could resume later this year.

As the Middle East exploded into conflict, the sudden surge in oil prices hurt consumer confidence and dragged down spending. Though gas prices are still higher than they were at the beginning of 2011, they have begun to fall, easing pressures on consumers.

The greatest risk to economic recovery may now be political brinksmanship. In the euro zone, for example, despite extreme weakness in the peripheral economies and little evidence of wage pressures, the European Central Bank (“ECB”) launched a tightening cycle to fight inflation. Meanwhile, negotiations to address the Greek debt crisis are devolving into a stand-off between Germany and the ECB over the role of bondholders. The longer the confrontation drags on, the greater the risk of a Greek default and exit from the euro.

In the U.S., the fight over the country’s medium-term deficit could lead to spending cuts that will impede recovery and job growth while the clash over raising the Federal debt ceiling could force the U.S. into technical default. Moreover, such political uncertainty leaves companies — who are still sitting on massive amounts of cash — uncertain of where to invest at a time when immediate investment and hiring are sorely needed by the economy.

For investors, we believe it’s more important than ever to spread your risks and avoid short-term thinking. Focus on your long-term goals and create a detailed investment plan. Review your portfolio regularly to keep it on track with your plan; discuss any changes thoroughly with your advisor before taking any action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

June 21, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2011

Investors had plenty to worry about throughout the fiscal year: the strength and sustainability of the U.S. economic recovery, a potentially contagious sovereign debt crisis in the euro zone and imbalances in China, the world’s fastest growing major economy. But in the end, they shrugged off these and two additional crises, serious and unforeseeable, pushing global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) up by 18.63%, a strong rise even in tranquil times. (The MSCI World IndexSM returned 28.07% for the year ended May 31, 2011, measured in U.S. dollars.)

In the U.S., attention seemed fixated on employment and housing. After the recession ended in June 2009, the unemployment rate was locked between 9.4% and 10.1% for 18 months. By May the rate had improved to 9.0%, with new jobs averaging 233,000 in the latest three months. But economists were baffled by the time this had taken and by the labor force participation rate, flat in 2011 at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry of home-buyer tax credits in April 2010. In March, 40% of existing home sales were reported as “distressed”, while February’s rate of new home sales was the weakest since records began in 1962. House prices (based on the S&P/Case-Shiller 20-City Composite Index), had been falling again since October and May ended with the index at its lowest since March 2003.

On the brighter side, the Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. By May, consumer spending had scored nine straight monthly increases and purchasing managers’ indices had registered expansion since January 2010. But gross domestic product (“GDP”) growth dipped to 1.8% in the first quarter of 2011, having accelerated to 3.1% in the previous quarter, casting doubt on whether the economy would reach “take-off velocity” by the time stimulus ended.

Internationally, the euro zone sovereign debt crisis lingered. The bail-outs started in May 2010 with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. Then on April 6, 2011, chronically low-growth Portugal, its government newly toppled, became the next to ask for help. Finally, it was clear, one year on, that Greece had not done enough to have any hope of re-entering normal credit markets in 2012. Restructuring of its existing debt loomed, vehemently resisted by the European Central Bank, now Greece’s biggest creditor.

China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also to boost domestic consumption: perhaps a difficult combination. The authorities increased banks’ reserve ratio requirements eight times during our fiscal year, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

In January 2011, popular revolt erupted in North Africa. In short order, dictatorships in Tunisia and Egypt fell, to be replaced by… no one knew exactly what. By May, Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. From early March the price of oil was parked near $100 per barrel, further threatening global growth.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, 2011. Aside from the heavy cost in human life, the disaster caused perhaps $300 billion in local damage, severely disrupting global supplies of electrical and digital components.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.84% for the fiscal year. Within the index, government issues and mortgage backed securities returned 4% to 5%, well below the 9.51% from the Barclays Capital Corporate Investment Grade Bond Index. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index added an impressive 18.10% for the fiscal year.

U.S. equities, represented by the S&P 500® Index, including dividends, rose 25.95% for the fiscal year, as average operating earnings per share for S&P 500® companies recorded their sixth straight quarter of annual growth in the first quarter of 2011. The sustainability of historically high profit margins, however, troubled some commentators. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, euro zone angst vied with pessimism about the dollar in a stalling economy, debased through quantitative easing and negatively impacted by another energy crisis. In the end, the U.S. dollar fell 11.99% against the euro for the fiscal year, 10.12% against the pound and 11.89% on the yen, which briefly made a post-war high in anticipation of yen repatriation after the earthquake.

In international markets, the MSCI Japan® Index declined 2.60% for the fiscal year, mostly in the second half, as the aftermath of the earthquake, a return to recession and falling prices took their toll. The MSCI Europe ex UK® Index returned 14.70% for the fiscal year, masking returns for France and Germany well in excess of this while Greek and Irish markets fell. Investors took in stride the first interest rate increase by the European Central Bank since July 2008, as inflation approached 3%. Powered by miners, consumer staples and energy companies, the MSCI UK® Index advanced 19.15% for the fiscal year, defying the prospect of severe public spending cuts intended to reduce an 11% budget deficit, stagnant GDP over the last two quarters and inflation rising to 4.40%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

ING Capital Allocation Fund (“Capital Allocation” or the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.56% compared to the S&P Target Risk Growth Index and the Capital Allocation Fund Composite Index(1), which returned 18.80% and 19.98%, respectively, during the same period.

Portfolio Specifics: On August 20, 2010, the ING Balanced, ING Strategic Allocation Moderate and ING Strategic Allocation Growth Funds were merged into the ING Strategic Allocation Conservative Fund. ING Strategic Allocation Conservative Fund was renamed ING Capital Allocation Fund. The Fund’s principal investment strategies were changed and; certain underlying funds were removed and new underlying funds were added. The Fund seeks to provide total return consisting of capital growth — both realized and unrealized — and current income, by investing in a combination of underlying funds that invest directly in securities such as stocks and bonds. Under normal

Investment Type Allocation

as of May 31, 2011

(as a percent of net assets)

ING Alternative Beta Fund — Class I	10.0%
ING Core Equity Research Fund — Class I	10.9%
ING Emerging Countries Fund — Class I	6.8%
ING Global Bond Fund — Class I	6.0%
ING Global Equity Dividend Fund — Class I	3.0%
ING Global Real Estate Fund — Class I	5.1%
ING High Yield Bond Fund — Class I	8.1%
ING Index Plus International Equity Fund — Class I	9.9%
ING Intermediate Bond Fund — Class I	21.2%
ING MidCap Opportunities Fund — Class I	5.0%
ING Small Company Fund — Class I	4.0%
ING Tactical Asset Allocation Fund — Class I	10.0%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

conditions, approximately 65% of the Fund’s net assets will be allocated to underlying funds that invest in equity securities, and approximately 35% of the Fund’s net assets will be allocated to underlying funds that invest in fixed-income securities.

Prior to the strategy change, the Fund outperformed its benchmark at that time, which included a 50% allocation to fixed income securities, due to the overall outperformance of the underlying funds versus their respective benchmarks. After the strategy change, the Fund outperformed its strategic benchmark from September 2010 through May 31, 2011. Overall, the underlying funds returned more than the individual benchmarks against which they are measured. The two funds which typically have the largest weightings in the Fund, ING Intermediate Bond Fund and ING Tactical Asset Allocation Fund, were notable contributors. ING MidCap Opportunities Fund had a smaller weighting but positively helped offset detracting funds such as ING Emerging Countries Fund, ING Small Company Fund and ING Global Real Estate Fund, which trailed their respective benchmarks.

The Fund also outperformed during the months following the strategy change as tactical allocation moves added value. The Fund was on average overweight to emerging markets and large-cap domestic stocks, generally funded by an underweight to international markets. The Fund also maintained an overweight to high yield bonds relative to core bonds or global bonds.

Current Strategy & Outlook: We continue to see the overall economic environment of the U.S. developing in the direction of a sustainable recovery driven by final demand. Currently, the markets appear to be hitting a soft patch as the headline U.S. economic news highlight weaker regional surveys of manufacturing PMI, consumer sentiment, and retail sales. The recent rough patch of data has been blamed in part on the Japanese tsunami and the resulting disruption in the supply chain as well as surging commodities prices across the globe. We believe restoration of the supply-chain and increased production are signs pointing to a bounce back in the Japanese economy. Oil prices are also retracing. Corporate U.S. fundamentals still look strong, and we believe economic growth will reaccelerate. Currently, the Fund is positioned with an overweight to high yield bonds relative to an underweight in core bonds. Emerging markets is also overweighted, funded by an underweight in developed U.S. and foreign markets.

(1)

The Capital Allocation Fund Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING CAPITAL ALLOCATION FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	13.69%	2.61%	2.86%	—
Class B(2)	14.82%	2.74%	2.72%	—
Class C(3)	18.65%	3.05%	2.70%	—
Class I	20.96%	4.09%	3.74%	—
Class O	20.64%	—	—	3.02%
Excluding Sales Charge:
Class A	20.56%	3.83%	3.48%	—
Class B	19.82%	3.06%	2.72%	—
Class C	19.65%	3.05%	2.70%	—
Class I	20.96%	4.09%	3.74%	—
Class O	20.64%	—	—	3.02%
Barclays Capital U.S. Aggregate Bond Index	5.84%	6.63%	5.82%	6.18	%(4)
S&P Target Risk Growth Index	18.80%	—	—	—
Capital Allocation Fund Composite Index	19.98%	5.99%	5.30%	5.24	%(4)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Capital Allocation Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. On or about March 11, 2010, the Board approved a proposal changing the principal investment strategies of the Fund and changing the Fund’s name from “ING Strategic Allocation Conservative Fund” to “ING Capital Allocation Fund.”

5

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

ING Capital Allocation Fund (the “Fund”) seeks to achieve its individual investment objective by investing in a combination of underlying funds according to the Fund’s target allocation. The Fund is managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Capital Allocation Fund Composite index (“Composite Index”)

as a benchmark to which it compares the performance of the Fund. The Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in the Composite Index, as a percentage of the Composite Index.

	S&P 500® Index	Russell MidCap Index	Russell 2000® Index	MSCI Europe, Australasia and Far East® Index	MSCI Emerging Markets® Index	S&P Developed Property Index	HFRX Global Hedge Fund Index	Barclays Capital Aggregate Bond Index	Barclays Capital Global Aggregate Bond Index	Barclays Capital U.S. High Yield Bond Index
Capital Allocation	23%	5%	4%	14%	4%	5%	10%	25%	6%	4%

The following table illustrates the asset allocation of the Fund to the underlying asset class allocation targets as of May 31, 2011.

Underlying Asset Allocation Targets(1)	ING Capital Allocation Fund
U.S. Large-Capitalization Stocks	22%
U.S. Mid-Capitalization Stocks	5%
U.S. Small-Capitalization Stocks	4%
Non-U.S./International Stocks	12%
Emerging Markets	7%
Real Estate Stocks	5%
Fixed-Income Securities	35%
Alternatives	10%

100%

(1)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.

An investor cannot invest directly in an index.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2011**	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2011**
Class A	$1,000.00	$1,104.10	0.43%	$2.26	$1,000.00	$1,022.79	0.43%	$2.17
Class B	1,000.00	1,100.70	1.18	6.18	1,000.00	1,019.05	1.18	5.94
Class C	1,000.00	1,099.50	1.18	6.18	1,000.00	1,019.05	1.18	5.94
Class I	1,000.00	1,106.00	0.18	0.95	1,000.00	1,024.08	0.18	0.91
Class O	1,000.00	1,104.50	0.43	2.26	1,000.00	1,022.79	0.43	2.17

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Capital Allocation Fund (formerly, ING Strategic Allocation Conservative Fund), a series of ING Series Fund, Inc., as of May 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING Capital Allocation Fund as of May 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2011

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2011

ASSETS:
Investments in securities at value*	$111,055
Investments in affiliated investment companies**	240,962,602
Short-term investments***	254,138
Cash	117,591
Receivables:
Investments in affiliated investment companies sold	57,394
Fund shares sold	48,368
Dividends and interest	206,264
Prepaid expenses	33,628
Reimbursement due from manager	98,231

Total assets	241,889,271

LIABILITIES:
Payable for investments in affiliated investment companies purchased	241,791
Payable for fund shares redeemed	126,929
Payable to affiliates	105,009
Payable for directors fees	1,578
Other accrued expenses and liabilities	394,552

Total liabilities	869,859

NET ASSETS	$241,019,412

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$284,544,997
Undistributed net investment income	1,139,329
Accumulated net realized loss	(75,652,563)
Net unrealized appreciation	30,987,649

NET ASSETS	$241,019,412

* Cost of investments in securities	$638,306
** Cost of investments in affiliated investment companies	$209,384,167
*** Cost of short-term investments	$317,673

Class A:
Net assets	$118,321,359
Shares outstanding(1)	12,396,193
Net asset value and redemption price per share	$9.54
Maximum offering price per share (5.75%)(2)	$10.12
Class B:
Net assets	$9,466,435
Shares outstanding(1)	993,723
Net asset value and redemption price per share(3)	$9.53
Class C:
Net assets	$29,150,398
Shares outstanding(1)	3,045,068
Net asset value and redemption price per share(3)	$9.57
Class I:
Net assets	$16,325,222
Shares outstanding(1)	1,686,329
Net asset value and redemption price per share	$9.68
Class O:
Net assets	$67,755,998
Shares outstanding(1)	7,128,009
Net asset value and redemption price per share	$9.51

(1)	100,000,000 shares authorized; $0.001 par value.
(2)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2011

INVESTMENT INCOME:
Dividends from affiliated investment companies	$4,411,979
Interest	4,133
Securities lending income, net	453

Total investment income	4,416,565

EXPENSES:
Investment management fees	154,092
Distribution and service fees:
Class A	232,459
Class B	121,191
Class C	226,692
Class O	130,831
Transfer agent fees:
Class A	212,817
Class B	25,564
Class C	52,100
Class I	27,303
Class O	120,133
Administrative service fees	154,092
Shareholder reporting expense	74,885
Registration fees	87,055
Professional fees	59,206
Custody and accounting expense	122,068
Directors fees	4,417
Miscellaneous expense	7,869

Total expenses	1,812,774
Net waived and reimbursed fees	(757,206)

Net expenses	1,055,568

Net investment income	3,360,997

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,372,315
Capital gain distributions from affiliated underlying funds	861,672
Investments	149,949
Foreign currency related transactions	(4,547)

Net realized gain	3,379,389

Net change in unrealized appreciation or depreciation	32,299,767

Net realized and unrealized gain	35,679,156

Increase in net assets resulting from operations	$39,040,153

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$3,360,997	$863,798
Net realized gain (loss)	3,379,389	(1,431,707)
Net change in unrealized appreciation or depreciation	32,299,767	3,972,376

Increase in net assets resulting from operations	39,040,153	3,404,467

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,372,853)	(391,721)
Class B	(134,873)	(82,252)
Class C	(233,570)	(52,255)
Class I	(186,429)	(18,083)
Class O	(765,854)	(186,984)

Total distributions	(2,693,579)	(731,295)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,974,210	5,440,618
Proceeds from shares issued in merger (Note 11)	206,126,155	—
Reinvestment of distributions	1,709,842	505,924

	233,810,207	5,946,542
Cost of shares redeemed	(53,399,539)	(7,678,351)

Net increase (decrease) in net assets resulting from
capital share transactions	180,410,668	(1,731,809)

Net increase in net assets	216,757,242	941,363

NET ASSETS:
Beginning of year	24,262,170	23,320,807

End of year	$241,019,412	$24,262,170

Undistributed net investment income at end of year	$1,139,329	$191,776

See Accompanying Notes to Financial Statements

11

FINANCIAL  HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Capital Allocation Fund
Class A
05-31-11	8.11	0.17	•	1.47	1.64	0.21	—	—	0.21	9.54	20.56	0.82	0.43		0.43		1.86		118,321	59
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
05-31-07	10.49	0.31	•	0.88	1.19	0.31	0.27	—	0.58	11.10	11.55	1.47	1.15	†	1.15	†	2.89	†	24,216	326
Class B
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
05-31-07	10.47	0.22		0.88	1.10	0.24	0.27	—	0.51	11.06	10.69	2.22	1.90	†	1.90	†	2.16	†	5,224	326
Class C
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
05-31-07	10.57	0.24	•	0.88	1.12	0.26	0.27	—	0.53	11.16	10.73	2.22	1.90	†	1.90	†	2.18	†	1,516	326
Class I
05-31-11	8.22	0.19	•	1.50	1.69	0.23	—	—	0.23	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
05-31-07	10.62	0.34		0.89	1.23	0.34	0.27	—	0.61	11.24	11.79	1.22	0.90	†	0.90	†	3.05	†	4,719	326
Class O
05-31-11	8.08	0.17	•	1.47	1.64	0.21	—	—	0.21	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
11-15-06(5) - 05-31-07	11.08	0.19	•	0.42	0.61	0.34	0.27	—	0.61	11.08	5.69	1.47	1.15	†	1.15	†	3.19	†	3,465	326
See Accompanying Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS  (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Ratios do not include expenses of Underlying Funds.
(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eleven separate active investment series that comprise the Company. The series included in this report is ING Capital Allocation Fund (“Capital Allocation” or the “Fund”).

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Fund. ING Investments

Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

14

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. The valuations of the Fund’s investments in Underlying Funds are based on the net assest value (“NAVs”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended May 31, 2011, there have been no significant changes to the fair valuation methodologies.

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade

15

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2011, the cost of purchases and proceeds from the sales of affiliated underlying funds, excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$107,333,507	$120,273,260

U.S. government securities not included above were as follows:

Purchases	Sales
$4,437,936	$4,437,857

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when the Fund invests all,

16

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of the Fund.

During periods when the Fund invests directly in investment securities, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor also retains the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For year ended May 31, 2011, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges	$9,570	N/A
Contingent Deferred Sales Charges	0	$242

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$16,365	$16,365	$72,279	$105,009

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

Subsidiary	Percentage
ING Life Insurance and Annuity Company	7.24%
ING National Trust	10.64%
ING DIRECT Investing, Inc.	27.16%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2011, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceed 5% of total liabilities:

Accrued Expenses	Amount
Transfer Agent	$257,072
Postage	70,181

17

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%

(1)

These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2011, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

May 31,
2012	2013	2014	Total
$153,854	$78,176	$757,206	$989,236

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 15, 2010, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Effective December 15, 2010, the funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended May 31, 2011, the Fund did not have any loans outstanding under the line of credit.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Capital Allocation
Class A
05-31-11	1,818,960	11,536,144	139,163	(2,700,383)	10,793,884	16,267,382	94,679,069	1,236,282	(24,227,446)	87,955,287
05-31-10	383,975	—	46,567	(459,949)	(29,407)	3,097,371	—	378,588	(3,710,577)	(234,618)
Class B
05-31-11	43,864	2,005,373	13,167	(1,427,297)	635,107	381,468	16,467,559	117,007	(12,882,065)	4,083,969
05-31-10	50,259	—	8,384	(124,833)	(66,190)	404,424	—	68,163	(1,002,909)	(530,322)
Class C
05-31-11	185,575	3,067,470	16,036	(474,394)	2,794,687	1,666,130	25,326,617	144,237	(4,242,486)	22,894,498
05-31-10	55,913	—	4,176	(130,032)	(69,943)	444,102	—	34,115	(1,048,482)	(570,265)

18

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Class I
05-31-11	201,035	1,746,461	20,122	(322,612)	1,645,006	1,833,540	14,515,831	182,776	(2,970,234)	13,561,913
05-31-10	6,065	—	2,197	(68,624)	(60,362)	49,361	—	18,082	(563,971)	(496,528)
Class O
05-31-11	648,927	6,745,770	3,322	(1,012,830)	6,385,189	5,825,690	55,137,079	29,540	(9,077,308)	51,915,001
05-31-10	180,403	—	861	(168,514)	12,750	1,445,360	—	6,976	(1,352,412)	99,924

NOTE 11 — REORGANIZATIONS

On August 20, 2010, Capital Allocation (“Acquiring Fund”) acquired all of the net assets of ING Balanced Fund, ING Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund (each an “Acquired Fund”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of ING Balanced Fund on August 10, 2010. The primary purposes of the transaction were to lower combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2011, are as follows:

Net investment income	$4,017,237
Net realized and unrealized gain on investments	$35,944,004
Net increase in net assets resulting from operations	$39,961,241

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since August 20, 2010. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Depreciation (000s)	Conversion Ratio
Capital Allocation	ING Balanced Fund	$120,923	$24,945	$45,839	$(744)	1.1632
Capital Allocation	ING Strategic Allocation Growth Fund	$43,303	$24,945	$9,200	$(177)	0.9600
Capital Allocation	ING Strategic Allocation Moderate Fund	$41,900	$24,945	$12,364	$(306)	1.0058

The net assets of Capital Allocation after the acquisition were $231,071,359.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

19

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

(continued)

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Fund may lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral.

Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2011, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Fund agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Fund) and subject, in part, to the Fund’s continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Fund has complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Fund will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of the Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of May 31, 2011, the Fund had no outstanding securities on loan.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These

20

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2011:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
$(1,936,194)	$280,135	$1,656,059

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2011	Year Ended May 31, 2010
Ordinary Income	Ordinary Income
$2,693,579	$731,295

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
$1,139,329	$25,620,149	$(12,800,263)	2016
		(49,861,765)	2017
		(6,390,066)	2018
		(1,232,969)	2019

		$(70,285,063)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of May 31, 2011, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of May 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 16 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

21

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
		Affiliated Investment Companies: 100.0%
2,118,869	**	ING Alternative Beta Fund - Class I	$24,027,978	10.0
2,117,159	**	ING Core Equity Research Fund - Class I	26,443,317	10.9
545,494	**	ING Emerging Countries Fund - Class I	16,375,737	6.8
1,201,635	**	ING Global Bond Fund - Class I	14,419,616	6.0
644,358	**	ING Global Equity Dividend Fund - Class I	7,223,256	3.0
696,825	**	ING Global Real Estate Fund - Class I	12,250,178	5.1
2,465,707	**	ING High Yield Bond Fund - Class I	19,429,774	8.1
2,631,148	**	ING Index Plus International Equity Fund - Class I	23,811,886	9.9
5,250,980	**	ING Intermediate Bond Fund - Class I	51,302,074	21.2
541,509	**,@	ING MidCap Opportunities Fund - Class I	12,140,634	5.0
598,662	**,@	ING Small Company Fund - Class I	9,548,660	4.0
2,423,181	**	ING Tactical Asset Allocation Fund - Class I	23,989,492	10.0
		Total Mutual Funds (Cost $209,384,167)	240,962,602	100.0

Principal Amount†

CORPORATE BONDS/NOTES: —%
		Energy: —%
200,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
200,000	±,X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	—	—
			—	—

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: —%
200,000	±,X	Twin Reefs Pass- through Trust, 1.390%, 12/10/49	$—	—
		Total Corporate Bonds/Notes (Cost $508,966)	—	—

ASSET-BACKED SECURITIES: 0.0%
		Home Equity Asset-Backed Securities: 0.0%
22,834		Merrill Lynch Mortgage Investors Trust, 0.914%, 07/25/34	18,971	0.0

		Other Asset-Backed Securities: 0.0%
7,095		Chase Funding Mortgage Loan Asset- Backed Certificates, 0.794%, 07/25/33	6,217	0.0
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	84,136	0.0
2,415		Residential Asset Mortgage Products, Inc., 0.814%, 06/25/33	1,731	0.0
			92,084	0.0
		Total Asset-Backed Securities (Cost $129,340)	111,055	0.0
		Total Long-Term Investments (Cost $210,022,473)	241,073,657	100.0

Shares

SHORT-TERM INVESTMENTS: 0.1%
317,673	R	BNY Institutional Cash Reserves Fund, Series B(1)(2) (Cost $317,673)	254,138	0.1
		Total Short-Term Investments (Cost $317,673)	254,138	0.1

		Total Investments in Securities (Cost $210,340,146)*	$241,327,795	100.1
		Liabilities in Excess of Other Assets	(308,383)	(0.1)

		Net Assets	$241,019,412	100.0

See Accompanying Notes to Financial Statements

22

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
R	Restricted Security
**	Investment in affiliate
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
*	Cost for federal income tax purposes is $215,707,646.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,663,208
Gross Unrealized Depreciation	(6,043,059)

Net Unrealized Appreciation	$25,620,149

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Mutual Funds	$240,962,602	$—	$—	$240,962,602
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	—	—	254,138	254,138
Asset-Backed Securities	—	111,055	—	111,055

Total Investments, at value	$240,962,602	$111,055	$254,138	$241,327,795

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Acquired in Merger*	Ending Balance 5/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$—	$—	$—	$—	$(508,966)	$—	$—	$508,966	$—
Short-Term Investments	—	—	—	—	—	—	—	—	254,138	254,138

Total Investments, at value	$—	$—	$—	$—	$—	$(508,966)	$—	$—	$763,104	$254,138

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

*	BNY Institutional Cash Reserves Fund, Series B was acquired during the merger of ING Balanced Fund. Please see Note 11 for additional details regarding the reorganization and Note 13 for additional details regarding BNY Institutional Cash Reserves Fund, Series B.

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING Capital Allocation Fund
Class A	NII	$0.2126
Class B	NII	$0.1361
Class C	NII	$0.1424
Class I	NII	$0.2341
Class O	NII	$0.2122

NII - Net investment income

Of the ordinary distributions made during the year ended May 31, 2011, 9.97% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended May 31, 2011, 23.51% of net investment income dividends paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 60.86% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman/Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978-1990); and Various Officer positions with Academy of Economics and Finance (2003 - Present). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2001 - February 2003).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995-1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 -1985).	37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center ( January 2006 - May 2006); various Executive and Senior Management positions for the Phoenix Companies, Inc. (1984-2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various Management positions at CIGNA Corporation (1973 - 1980).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years

Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). President, Hartford Area Business Economists (1986-1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973).

Certified AARP Tax Counselor (2011)

Directors who are “Interested Persons”(4)

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	170	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC(8) (December 2006 - Present).

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)	Directed Services LLC is the successor in interest to Directed Services, Inc.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(3) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	April 2002 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(3) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(3) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(5) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(3) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(5) (May 2006 - Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(5) (November 1995 - Present) and ING Investments, LLC(3) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(5) (February 1996 - Present); Director of Compliance, ING Investments, LLC(3) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(6) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(6) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(5) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(5) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(5) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(5) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(5) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)	Mr. Matthews commenced services as CEO and President of the ING Funds on November 11, 2006.
(3)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.
(5)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof, including ING Capital Allocation Fund (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for ING Capital Allocation Fund (the “Capital Allocation Fund”), for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to each Fund.

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”) on behalf of the Independent Directors.

The Contracts Committee began the formal review process in August 2010 when it met separately with

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the “Global Transition”), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and the Sub-Adviser. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the Sub-Adviser with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed the Capital Allocation Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three- and five-year periods ending September 30, 2010. In considering the performance of the Capital Allocation Fund, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility.

In evaluating the investment performance of the Capital Allocation Fund, the Board noted that: (1) the Capital Allocation Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-year and three-year periods but underperformed for the five-year period; and (2) the Capital Allocation Fund outperformed its benchmark index for the most recent calendar quarter and one-year period but underperformed for the year-to-date, three-year and five-year periods; and (3) the Capital Allocation Fund is ranked in its Morningstar category in the first quintile for the year-to-date and one-year periods, in the second quintile for the most recent calendar quarter and three-year period and in the fourth quintile for the five-year period. The Board noted that, in accordance with recommendations from the Adviser, actions were taken during 2010 to improve the long-term viability and performance of the Capital Allocation Fund, which included consolidations with other sub-scale Funds in the ING complex and implementation of certain strategy changes. The Board concluded that appropriate actions are being taken to improve the performance of the Capital Allocation Fund and that additional time is needed to evaluate the effectiveness of these actions.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Capital Allocation Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Capital Allocation Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of the Capital Allocation Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Capital Allocation Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. In assessing the reasonableness of the management fee and expense ratio for ING Capital Allocation Fund, the Board noted that the

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee for the Capital Allocation Fund is above the median and equal to the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Capital Allocation Fund is above the median and equal to the average expense ratios of the funds in its Selected Peer Group. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Capital Allocation Fund that the management fee charged to the Capital Allocation Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Capital Allocation Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Capital Allocation Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Capital Allocation Fund, relating to (i) the Capital Allocation Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Capital Allocation Fund both with and without the profitability of the distributor of the Capital Allocation Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Capital Allocation Fund, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Capital Allocation Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Capital Allocation Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Capital Allocation Fund’s Adviser and its affiliated companies, on the one hand, and by the Capital Allocation Fund, on the other hand, as the assets of the Capital Allocation Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints with respect to the Capital Allocation Fund at this time.

32

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.inginvestment.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Emerging Countries Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Fund*

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-CAPALLO	(0511-072011)

Annual Report

May 31, 2011

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Economics vs. Politics

Dear Shareholder,

There is a sense of déjà vu as we take our first steps into summer 2011. At this time last year we were wondering if global economic growth had merely hit a rough patch or if it was running off the road; today we’re asking the same questions. Global growth is the weakest it’s been since the recession ended in June 2009. Factory output around the world has fallen, and stock prices have been sliding. In the United States, consumers have pulled back in reaction to soaring fuel prices, weak job growth and weaker housing. However, the driving forces behind the slowdown suggest it may be temporary.

The tsunami in Japan disrupted supply chains and, therefore, global industrial output. While that disruption dampened backward-looking statistics, forward-looking gauges suggest a rebound is likely. U.S. automakers are poised for a significant acceleration of production this summer, while the latest reading of leading economic indicators suggests growth could resume later this year.

As the Middle East exploded into conflict, the sudden surge in oil prices hurt consumer confidence and dragged down spending. Though gas prices are still higher than they were at the beginning of 2011, they have begun to fall, easing pressures on consumers.

The greatest risk to economic recovery may now be political brinksmanship. In the euro zone, for example, despite extreme weakness in the peripheral economies and little evidence of wage pressures, the European Central Bank (“ECB”) launched a tightening cycle to fight inflation. Meanwhile, negotiations to address the Greek debt crisis are devolving into a stand-off between Germany and the ECB over the role of bondholders. The longer the confrontation drags on, the greater the risk of a Greek default and exit from the euro.

In the U.S., the fight over the country’s medium-term deficit could lead to spending cuts that will impede recovery and job growth while the clash over raising the Federal debt ceiling could force the U.S. into technical default. Moreover, such political uncertainty leaves companies — who are still sitting on massive amounts of cash — uncertain of where to invest at a time when immediate investment and hiring are sorely needed by the economy.

For investors, we believe it’s more important than ever to spread your risks and avoid short-term thinking. Focus on your long-term goals and create a detailed investment plan. Review your portfolio regularly to keep it on track with your plan; discuss any changes thoroughly with your advisor before taking any action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

June 21, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2011

Investors had plenty to worry about throughout the fiscal year: the strength and sustainability of the U.S. economic recovery, a potentially contagious sovereign debt crisis in the euro zone and imbalances in China, the world’s fastest growing major economy. But in the end, they shrugged off these and two additional crises, serious and unforeseeable, pushing global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) up by 18.63%, a strong rise even in tranquil times. (The MSCI World IndexSM returned 28.07% for the year ended May 31, 2011, measured in U.S. dollars.)

In the U.S., attention seemed fixated on employment and housing. After the recession ended in June 2009, the unemployment rate was locked between 9.4% and 10.1% for 18 months. By May the rate had improved to 9.0%, with new jobs averaging 233,000 in the latest three months. But economists were baffled by the time this had taken and by the labor force participation rate, flat in 2011 at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry of home-buyer tax credits in April 2010. In March, 40% of existing home sales were reported as “distressed”, while February’s rate of new home sales was the weakest since records began in 1962. House prices (based on the S&P/Case-Shiller 20-City Composite Index), had been falling again since October and May ended with the index at its lowest since March 2003.

On the brighter side, the Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. By May, consumer spending had scored nine straight monthly increases and purchasing managers’ indices had registered expansion since January 2010. But gross domestic product (“GDP”) growth dipped to 1.8% in the first quarter of 2011, having accelerated to 3.1% in the previous quarter, casting doubt on whether the economy would reach “take-off velocity” by the time stimulus ended.

Internationally, the euro zone sovereign debt crisis lingered. The bail-outs started in May 2010 with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. Then on April 6, 2011, chronically low-growth Portugal, its government newly toppled, became the next to ask for help. Finally, it was clear, one year on, that Greece had not done enough to have any hope of re-entering normal credit markets in 2012. Restructuring of its existing debt loomed, vehemently resisted by the European Central Bank, now Greece’s biggest creditor.

China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also to boost domestic consumption: perhaps a difficult combination. The authorities increased banks’ reserve ratio requirements eight times during our fiscal year, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

In January 2011, popular revolt erupted in North Africa. In short order, dictatorships in Tunisia and Egypt fell, to be replaced by… no one knew exactly what. By May, Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. From early March the price of oil was parked near $100 per barrel, further threatening global growth.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, 2011. Aside from the heavy cost in human life, the disaster caused perhaps $300 billion in local damage, severely disrupting global supplies of electrical and digital components.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.84% for the fiscal year. Within the index, government issues and mortgage backed securities returned 4% to 5%, well below the 9.51% from the Barclays Capital Corporate Investment Grade Bond Index. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index added an impressive 18.10% for the fiscal year.

U.S. equities, represented by the S&P 500® Index, including dividends, rose 25.95% for the fiscal year, as average operating earnings per share for S&P 500® companies recorded their sixth straight quarter of annual growth in the first quarter of 2011. The sustainability of historically high profit margins, however, troubled some commentators. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, euro zone angst vied with pessimism about the dollar in a stalling economy, debased through quantitative easing and negatively impacted by another energy crisis. In the end, the U.S. dollar fell 11.99% against the euro for the fiscal year, 10.12% against the pound and 11.89% on the yen, which briefly made a post-war high in anticipation of yen repatriation after the earthquake.

In international markets, the MSCI Japan® Index declined 2.60% for the fiscal year, mostly in the second half, as the aftermath of the earthquake, a return to recession and falling prices took their toll. The MSCI Europe ex UK® Index returned 14.70% for the fiscal year, masking returns for France and Germany well in excess of this while Greek and Irish markets fell. Investors took in stride the first interest rate increase by the European Central Bank since July 2008, as inflation approached 3%. Powered by miners, consumer staples and energy companies, the MSCI UK® Index advanced 19.15% for the fiscal year, defying the prospect of severe public spending cuts intended to reduce an 11% budget deficit, stagnant GDP over the last two quarters and inflation rising to 4.40%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.
S&P SmallCap 600 Index	An unmanaged index that measures the performance of the small-size company segment of the U.S. market.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of May 31, 2011

(as a percent of net assets)

Information Technology	18.1%
Financials	14.2%
Energy	12.6%
Health Care	12.4%
Industrials	11.4%
Consumer Staples	10.9%
Consumer Discretionary	10.1%
Utilities	3.4%
Telecommunication Services	3.2%
Materials	2.5%
Other Assets and Liabilities — Net*	1.2%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Fund (the “Fund” or “Index Plus LargeCap”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Pranay Gupta, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.83% compared to the S&P 500® Index, which returned 25.95%, for the same period.

Portfolio Specifics: Performance of our models was down for the one year period ended May 31, 2011. Security selection in the financials, energy and consumer discretionary and health care sectors had the biggest negative impact on performance. Within energy, underweights in Exxon Mobil Corp. and Schlumberger Ltd. detracted from performance. In financials, Wells Fargo & Co. was a drag on performance. In consumer discretionary, an underweight of Amazon.com, Inc. was a detractor, as was Johnson & Johnson in healthcare. On the other hand, selection among information technology and telecommunications services companies contributed to results. In information technology, overweights of Altera Corp. and Salesforce.com, Inc. were among the top contributors for the period. In telecommunications, an overweight in Qwest Communications International, Inc. added to performance.

Other companies that helped performance included overweights of Red Hat, Inc. and EMC Corp. Other detractors included underweights of Oracle Corp. and International Business Machines Corp.

Current Outlook & Strategy: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a Fund designed to maximize return and control for risk relative to the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2011*

(as a percent of net assets)

ExxonMobil Corp.	2.7%
Apple, Inc.	2.3%
Microsoft Corp.	1.9%
Chevron Corp.	1.8%
International Business Machines Corp.	1.3%
AT&T, Inc.	1.2%
Pfizer, Inc.	1.2%
Coca-Cola Co.	1.1%
Wal-Mart Stores, Inc.	1.0%
Qualcomm, Inc.	1.0%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	20.08%	1.22%	1.05%	—	—
Class B(2)	17.90%	0.72%	0.61%	—	—
Class C(3)	22.46%	1.34%	0.86%	—	—
Class I	24.17%	2.09%	1.61%	—	—
Class O	23.88%	1.85%	—	1.77%	—
Class R	23.51%	1.59%	—	—	3.66%
Excluding Sales Charge:
Class A	23.83%	1.84%	1.36%	—	—
Class B	22.90%	1.09%	0.61%	—	—
Class C	23.21%	1.34%	0.86%	—	—
Class I	24.17%	2.09%	1.61%	—	—
Class O	23.88%	1.85%	—	1.77%	—
Class R	23.51%	1.59%	—	—	3.66%
S&P 500® Index(4)	25.95%	3.32%	2.64%	3.04%	5.35	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data Shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	Since inception performance for the index is shown from December 1, 2003.

5

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Industry Allocation

as of May 31, 2011

(as a percent of net assets)

Financials	19.5%
Information Technology	15.7%
Industrials	15.0%
Consumer Discretionary	13.6%
Health Care	10.4%
Materials	7.1%
Utilities	6.2%
Energy	6.1%
Consumer Staples	3.6%
Telecommunication Services	0.6%
Other Assets and Liabilities — Net*	2.2%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Fund (the “Fund” “Index Plus MidCap”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Pranay Gupta, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.36% compared to the S&P MidCap 400 Index, which returned 32.95% for the same period.

Portfolio Specifics: For the one year period ended May 31, 2011, poor stock selection within the models led to the Fund’s underperformance. All but two sectors underperformed with the largest detractors being information technology, financial services and utilities. Consumer discretionary and telecommunications services were the only contributing sectors. The Fund had an average underweight in financials during the period, which helped slightly but could not offset the drag from stock selection in that sector. Selection in consumer discretionary and telecommunications services stocks contributed to results but only slightly offset the negative impact of the other sectors.

At the stock level, the most significant detractors for the period were underweights of Bucyrus International, Inc. and Ametek, Inc. (industrials), Affiliated Managers Group, Inc. (financials) and Netflix, Inc. (consumer discretionary); and an overweight of Lincare Holdings, Inc. (healthcare). Top contributors for the period included overweights of Chipotle Mexican Grill, Inc., BorgWarner, Inc. and Under Armour, Inc. (consumer discretionary); Skyworks Solutions, Inc. (information technology); and Joy Global, Inc. (industrials).

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a Fund designed to maximize return and control for risk relative to the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2011*

(as a percent of net assets)

BorgWarner, Inc.	0.9%
Dollar Tree,Inc.	0.8%
Atmel Corp.	0.8%
Perrigo Co.	0.8%
Vertex Pharmaceuticals, Inc.	0.7%
Kansas City Sou hernt	0.7%
Albemarle Corp.	0.7%
Riverbed Technology, Inc.	0.7%
Lubrizol Corp.	0.6%
Fossil, Inc.	0.6%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R October 24, 2003
Including Sales Charge:
Class A(1)	25.43%	3.09%	5.75%	—	—
Class B(2)	23.43%	2.63%	5.27%	—	—
Class C(3)	28.00%	3.20%	5.54%	—	—
Class I	29.72%	4.00%	6.35%	—	—
Class O	29.34%	3.71%	—	6.33%	—
Class R	29.01%	3.46%	—	—	7.21%
Excluding Sales Charge:
Class A	29.36%	3.72%	6.08%	—	—
Class B	28.43%	2.93%	5.27%	—	—
Class C	28.75%	3.20%	5.54%	—	—
Class I	29.72%	4.00%	6.35%	—	—
Class O	29.34%	3.71%	—	6.33%	—
Class R	29.01%	3.46%	—	—	7.21%
S&P MidCap 400 Index(4)	32.95%	7.04%	8.12%	8.47%	9.72	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to

www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	Since inception performance for the index is shown from November 1, 2003.

7

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of May 31, 2011

(as a percent of net assets)

Financials	18.8%
Information Technology	18.4%
Industrials	15.2%
Consumer Discretionary	14.3%
Health Care	13.0%
Energy	4.7%
Materials	4.6%
Consumer Staples	4.1%
Utilities	3.8%
Telecommunication Services	0.7%
Other Assets and Liabilities — Net*	2.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Fund (the “Fund” or “Index Plus SmallCap”) seeks to outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk. The Fund is managed by Vincent Costa and Pranay Gupta, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 25.81% compared to the S&P SmallCap 600 Index, which returned 29.69%, for the same period.

Portfolio Specifics: Poor stock selection within the models led to the Fund’s underperformance for the reporting period. Eight out of the ten sectors underperformed. Information technology (“IT”) was the largest detractor. While it was the stock selection model within hardware and equipment and software that hurt, having an underweight position in semiconductors, which outperformed the rest of the technology industry, also hurt performance. Industrials, energy and healthcare were the next largest detractors. Contributions from selection within financials and utilities slightly offset the drag from the negative performers.

At the stock level, underweights of Cypress Semiconductor Corp. and TriQuint Semiconductor, Inc. (IT), Regeneron Pharmaceuticals, Inc. (healthcare) and Stone Energy Corp. were among the most significant detractors for the period. Contributors included overweights of Cognex Corp. and NetScout Systems, Inc. (IT), and Polaris Industries, Inc. and Steven Madden Ltd. (consumer discretionary).

Current Strategy & Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a Fund designed to maximize return and control for risk relative to the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2011*

(as a percent of net assets)

Regeneron Pharmaceuticals, Inc.	0.8%
AMERIGROUP Corp.	0.7%
Lufkin Industries, Inc.	0.7%
World Fuel Services Corp.	0.7%
Darling International, Inc.	0.7%
Signature Bank	0.7%
Esterline Technologies Corp.	0.7%
Entertainment Properties Trust	0.6%
Home Properties, Inc.	0.6%
Stifel Financial Corp.	0.6%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	22.03%	0.87%	5.93%	—	—
Class B(2)	19.85%	0.41%	5.45%	—	—
Class C(3)	24.33%	0.97%	5.73%	—	—
Class I	26.17%	1.76%	6.54%	—	—
Class O	25.85%	1.50%	—	6.19%	—
Class R	25.46%	1.23%	—	—	5.58%
Excluding Sales Charge:
Class A	25.81%	1.49%	6.25%	—	—
Class B	24.85%	0.72%	5.45%	—	—
Class C	25.08%	0.97%	5.73%	—	—
Class I	26.17%	1.76%	6.54%	—	—
Class O	25.85%	1.50%	—	6.19%	—
Class R	25.46%	1.23%	—	—	5.58%
S&P SmallCap 600 Index(4)	29.69%	5.00%	8.38%	8.31%	8.52	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log onto www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	Since inception performance for the index is shown from December 1, 2003.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*
ING Index Plus LargeCap Fund
Class A	$1,000.00	$1,137.10	0.95%	$5.06	$1,000.00	$1,020.19	0.95%	$4.78
Class B	1,000.00	1,132.90	1.70	9.04	1,000.00	1,016.45	1.70	8.55
Class C	1,000.00	1,134.20	1.45	7.72	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,138.40	0.63	3.36	1,000.00	1,021.79	0.63	3.18
Class O	1,000.00	1,136.90	0.95	5.06	1,000.00	1,020.19	0.95	4.78
Class R	1,000.00	1,135.30	1.20	6.39	1,000.00	1,018.95	1.20	6.04
ING Index Plus MidCap Fund
Class A	$1,000.00	$1,171.10	1.00%	$5.41	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,166.70	1.75	9.45	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,168.60	1.50	8.11	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,172.60	0.68	3.68	1,000.00	1,021.54	0.68	3.43
Class O	1,000.00	1,171.30	1.00	5.41	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,169.80	1.25	6.76	1,000.00	1,018.70	1.25	6.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense SRatio	Expenses Paid During the Period Ended May 31, 2011*
ING Index Plus SmallCap Fund
Class A	$1,000.00	$1,169.00	1.00%	$5.41	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,164.20	1.75	9.44	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,166.10	1.50	8.10	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,170.70	0.69	3.73	1,000.00	1,021.49	0.69	3.48
Class O	1,000.00	1,169.10	1.00	5.41	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,167.70	1.25	6.76	1,000.00	1,018.70	1.25	6.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund, each a series of ING Series Fund, Inc., as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of ING Series Fund, Inc. as of May 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2011

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$333,732,647	$140,504,244	$69,003,916
Short-term investments**	7,826,862	5,116,477	4,433,524
Cash	13,528	9,697	10,447
Cash collateral for futures	369,200	189,403	87,964
Receivables:
Investment securities sold	2,160	858,994	249,039
Fund shares sold	83,797	39,477	38,671
Dividends and interest	656,643	140,869	41,250
Prepaid expenses	23,126	22,480	20,850
Reimbursement due from manager	26,970	8,744	3,457

Total assets	342,734,933	146,890,385	73,889,118

LIABILITIES:
Payable for fund shares redeemed	240,574	140,256	62,028
Payable upon receipt of securities loaned	4,007,689	2,863,611	3,003,409
Payable to affiliates	245,127	101,006	48,933
Payable for directors fees	1,678	724	325
Other accrued expenses and liabilities	362,312	129,559	93,750

Total liabilities	4,857,380	3,235,156	3,208,445

NET ASSETS	$337,877,553	$143,655,229	$70,680,673

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$370,629,538	$135,523,669	$69,120,349
Undistributed net investment income	1,087,430	—	118,633
Accumulated net realized loss	(96,603,384)	(24,910,295)	(11,293,663)
Net unrealized appreciation	62,763,969	33,041,855	12,735,354

NET ASSETS	$337,877,553	$143,655,229	$70,680,673

+ Including securities loaned at value	$3,915,194	$2,800,483	$2,923,722
* Cost of investments in securities	$270,980,658	$107,447,605	$56,256,912
** Cost of short-term investments	$7,885,689	$5,266,611	$4,500,409

See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011 (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net assets	$204,682,371	$54,370,695	$21,586,994
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	13,071,569	3,471,273	1,362,722
Net asset value and redemption price per share	$15.66	$15.66	$15.84
Maximum offering price per share (3.00%)(1)	$16.14	$16.14	$16.33
Class B:
Net assets	$17,093,971	$3,504,973	$1,527,458
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,082,589	239,448	106,644
Net asset value and redemption price per share(2)	$15.79	$14.64	$14.32
Class C:
Net assets	$24,673,991	$7,502,883	$2,395,561
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,570,085	498,649	161,705
Net asset value and redemption price per share(2)	$15.72	$15.05	$14.81
Class I:
Net assets	$17,345,230	$9,788,765	$4,620,951
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,099,595	615,489	281,884
Net asset value and redemption price per share	$15.77	$15.90	$16.39
Class O:
Net assets	$64,433,554	$56,184,620	$32,968,023
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,105,214	3,577,974	2,064,868
Net asset value and redemption price per share	$15.70	$15.70	$15.97
Class R:
Net assets	$9,648,436	$12,303,293	$7,581,686
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	619,404	791,879	483,879
Net asset value and redemption price per share	$15.58	$15.54	$15.67

(1)	Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2011

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,084,685	$2,020,114	$842,657
Interest	95	39	—
Securities lending income, net	22,417	30,954	37,689

Total investment income	7,107,197	2,051,107	880,346

EXPENSES:
Investment management fees	1,510,506	651,653	292,937
Distribution and service fees:
Class A	364,275	134,131	49,765
Class B	792,539	48,973	21,896
Class C	183,186	54,629	18,201
Class O	150,951	126,492	74,807
Class R	40,594	50,100	30,326
Transfer agent fees:
Class A	301,097	129,667	67,520
Class B	173,173	4,432	2,170
Class C	51,460	7,202	2,546
Class I	25,282	4,306	2,340
Class O	126,898	50,247	31,813
Class R	16,980	10,023	6,671
Administrative service fees	268,536	115,850	52,078
Shareholder reporting expense	75,085	34,581	24,900
Registration fees	73,349	73,012	72,600
Professional fees	49,394	26,839	21,218
Custody and accounting expense	50,738	30,280	41,051
Directors fees	27,094	6,670	2,146
Miscellaneous expense	30,720	13,081	9,146
Interest expense	463	660	87

Total expenses	4,312,320	1,572,828	824,218
Net waived and reimbursed fees	(458,160)	(85,159)	(145,503)

Net expenses	3,854,160	1,487,669	678,715

Net investment income	3,253,037	563,438	201,631

REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	48,756,245	21,436,009	10,708,099
Futures	996,553	669,708	69,289
Capital gain distributions from underlying funds	37	21	159
Capital gain distributions from affiliated underlying funds	913	253	—

Net realized gain	49,753,748	22,105,991	10,777,547

Net change in unrealized appreciation or depreciation on:
Investments	18,123,580	14,483,297	3,904,304
Futures	198,659	158,673	57,472

Net change in unrealized appreciation or depreciation	18,322,239	14,641,970	3,961,776

Net realized and unrealized gain	68,075,987	36,747,961	14,739,323

Increase in net assets resulting from operations	$71,329,024	$37,311,399	$14,940,954

* Foreign taxes withheld	$—	$—	$—
(1) Dividends from affiliates	$3,640	$1,744	$1,021

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$3,253,037	$3,111,093	$563,438	$935,177
Net realized gain	49,753,748	49,307,927	22,105,991	19,561,345
Net change in unrealized appreciation or depreciation	18,322,239	12,673,957	14,641,970	18,746,818

Increase in net assets resulting from operations	71,329,024	65,092,977	37,311,399	39,243,340

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,906,911)	(1,345,153)	(138,307)	(444,329)
Class B	(16,376)	(1,105,711)	(489)	(6,131)
Class C	(179,406)	(274,259)	(723)	(21,807)
Class I	(289,702)	(278,790)	(132,183)	(193,998)
Class O	(752,639)	(874,964)	(177,820)	(344,322)
Class R	(77,381)	(102,145)	(11,688)	(44,562)

Total distributions	(3,222,415)	(3,981,022)	(461,210)	(1,055,149)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	132,215,345	50,953,253	21,165,476	22,155,164
Reinvestment of distributions	2,238,555	2,868,128	286,731	705,870

	134,453,900	53,821,381	21,452,207	22,861,034
Cost of shares redeemed	(193,661,691)	(141,807,606)	(67,985,012)	(49,156,766)

Net decrease in net assets resulting from capital share transactions	(59,207,791)	(87,986,225)	(46,532,805)	(26,295,732)

Net increase (decrease) in net assets	8,898,818	(26,874,270)	(9,682,616)	11,892,459

NET ASSETS:
Beginning of year	328,978,735	355,853,005	153,337,845	141,445,386

End of year	$337,877,553	$328,978,735	$143,655,229	$153,337,845

Undistributed net investment income at end of year	$1,087,430	$1,171,381	$—	$49,660

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Fund
	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$201,631	$138,079
Net realized gain	10,777,547	4,899,043
Net change in unrealized appreciation or depreciation	3,961,776	13,584,394

Increase in net assets resulting from operations	14,940,954	18,621,516

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(52,508)
Class I	—	(28,958)
Class O	—	(82,250)
Class R	—	(4,615)

Total distributions	—	(168,331)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,153,793	8,940,732
Reinvestment of distributions	—	89,281

	10,153,793	9,030,013
Cost of shares redeemed	(19,625,490)	(27,476,834)

Net decrease in net assets resulting from capital share transactions	(9,471,697)	(18,446,821)

Net increase in net assets	5,469,257	6,364

NET ASSETS:
Beginning of year	65,211,416	65,205,052

End of year	$70,680,673	$65,211,416

Undistributed net investment income at end of year	$118,633	$—

See Accompanying Notes to Financial Statements

17

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/ or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Fund
Class A
05-31-11	12.81	0.16		2.88	3.04	0.19		—	—	0.19	15.66	23.83	1.08	0.95	†	0.95	†	1.17	†	204,682	164
05-31-10	10.87	0.15		1.99	2.14	0.20		—	—	0.20	12.81	19.63	1.04	0.95	†	0.95	†	1.22	†	98,751	125
05-31-09	16.48	0.22		(5.63)	(5.41)	0.20		—	—	0.20	10.87	(32.85)	1.14	0.95	†	0.95	†	1.61	†	69,823	201
05-31-08	19.53	0.19	•	(2.01)	(1.82)	0.24		0.99	—	1.23	16.48	(9.63)	1.11	0.95	†	0.95	†	1.08	†	116,049	144
05-31-07	16.17	0.16	•	3.36	3.52	0.16		—	—	0.16	19.53	21.86	0.98	0.95	†	0.95	†	0.93	†	207,710	109
Class B
05-31-11	12.85	0.06	•	2.88	2.94	0.00	*	—	—	—	15.79	22.90	1.85	1.70	†	1.70	†	0.42	†	17,094	164
05-31-10	10.89	0.06	•	1.99	2.05	0.09		—	—	0.09	12.85	18.80	1.79	1.70	†	1.70	†	0.48	†	127,924	125
05-31-09	16.41	0.13	•	(5.60)	(5.47)	0.05		—	—	0.05	10.89	(33.32)	1.89	1.70	†	1.70	†	1.27	†	167,778	201
05-31-08	19.42	0.06	•	(2.01)	(1.95)	0.07		0.99	—	1.06	16.41	(10.34)	1.86	1.70	†	1.70	†	0.34	†	16,512	144
05-31-07	16.07	0.03	•	3.34	3.37	0.02		—	—	0.02	19.42	20.97	1.73	1.70	†	1.70	†	0.17	†	30,137	109
Class C
05-31-11	12.85	0.10		2.87	2.97	0.10		—	—	0.10	15.72	23.21	1.58	1.45	†	1.45	†	0.67	†	24,674	164
05-31-10	10.90	0.09	•	1.99	2.08	0.13		—	—	0.13	12.85	19.07	1.54	1.45	†	1.45	†	0.73	†	24,344	125
05-31-09	16.49	0.15	•	(5.62)	(5.47)	0.12		—	—	0.12	10.90	(33.15)	1.64	1.45	†	1.45	†	1.37	†	26,014	201
05-31-08	19.54	0.12		(2.04)	(1.92)	0.14		0.99	—	1.13	16.49	(10.12)	1.61	1.45	†	1.45	†	0.60	†	11,494	144
05-31-07	16.18	0.08		3.36	3.44	0.08		—	—	0.08	19.54	21.27	1.48	1.45	†	1.45	†	0.43	†	16,607	109
Class I
05-31-11	12.89	0.19		2.91	3.10	0.22		—	—	0.22	15.77	24.17	0.76	0.63	†	0.63	†	1.48	†	17,345	164
05-31-10	10.93	0.19	•	1.99	2.18	0.22		—	—	0.22	12.89	19.95	0.79	0.70	†	0.70	†	1.51	†	14,210	125
05-31-09	16.60	0.23		(5.66)	(5.43)	0.24		—	—	0.24	10.93	(32.70)	0.89	0.70	†	0.70	†	1.83	†	34,097	201
05-31-08	19.68	0.24	•	(2.03)	(1.79)	0.30		0.99	—	1.29	16.60	(9.42)	0.86	0.70	†	0.70	†	1.31	†	67,691	144
05-31-07	16.29	0.21	•	3.39	3.60	0.21		—	—	0.21	19.68	22.17	0.73	0.70	†	0.70	†	1.17	†	100,710	109
Class O
05-31-11	12.83	0.17	•	2.88	3.05	0.18		—	—	0.18	15.70	23.88	1.08	0.95	†	0.95	†	1.17	†	64,434	164
05-31-10	10.88	0.15	•	1.99	2.14	0.19		—	—	0.19	12.83	19.68	1.04	0.95	†	0.95	†	1.22	†	56,813	125
05-31-09	16.51	0.20		(5.62)	(5.42)	0.21		—	—	0.21	10.88	(32.86)	1.14	0.95	†	0.95	†	1.60	†	51,159	201
05-31-08	19.58	0.20	•	(2.03)	(1.83)	0.25		0.99	—	1.24	16.51	(9.65)	1.11	0.95	†	0.95	†	1.11	†	81,797	144
05-31-07	16.22	0.15		3.38	3.53	0.17		—	—	0.17	19.58	21.84	0.98	0.95	†	0.95	†	0.95	†	90,279	109
Class R
05-31-11	12.74	0.13		2.85	2.98	0.14		—	—	0.14	15.58	23.51	1.33	1.20	†	1.20	†	0.91	†	9,648	164
05-31-10	10.80	0.12	•	1.98	2.10	0.16		—	—	0.16	12.74	19.46	1.29	1.20	†	1.20	†	0.97	†	6,936	125
05-31-09	16.37	0.18		(5.59)	(5.41)	0.16		—	—	0.16	10.80	(33.05)	1.39	1.20	†	1.20	†	1.31	†	6,982	201
05-31-08	19.41	0.15	•	(2.01)	(1.86)	0.19		0.99	—	1.18	16.37	(9.90)	1.36	1.20	†	1.20	†	0.86	†	16,284	144
05-31-07	16.08	0.12		3.34	3.46	0.13		—	—	0.13	19.41	21.55	1.23	1.20	†	1.20	†	0.69	†	31,311	109
See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus MidCap Fund
Class A
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04		15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08		12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08		9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08		(1.56)	(1.48)	0.08		3.19	—	3.27		14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
05-31-07	17.68	0.11		3.15	3.26	0.05		1.41	—	1.46		19.48	19.43	1.02	1.00	†	1.00	†	0.59	†	175,465	92
Class B
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—		14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01		11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00	*	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)		(1.47)	(1.52)	—		3.19	—	3.19		13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
05-31-07	16.98	(0.03)		3.01	2.98	—		1.41	—	1.41		18.55	18.52	1.77	1.75	†	1.75	†	(0.16	)†	31,260	92
Class C
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—		15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03		11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01		9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)		(1.51)	(1.52)	—		3.19	—	3.19		14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129
05-31-07	17.20	0.02		3.06	3.08	—		1.41	—	1.41		18.87	18.88	1.52	1.50	†	1.50	†	0.09	†	21,205	92
Class I
05-31-11	12.33	0.10		3.55	3.65	0.08		—	—	0.08		15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11		12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12		—	—	0.12		9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11	•	(1.56)	(1.45)	0.13		3.19	—	3.32		14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129
05-31-07	17.90	0.15	•	3.20	3.35	0.09		1.41	—	1.50		19.75	19.72	0.77	0.75	†	0.75	†	0.85	†	42,061	92
Class O
05-31-11	12.18	0.06		3.51	3.57	0.05		—	—	0.05		15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09		12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09		—	—	0.09		9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07		(1.55)	(1.48)	0.09		3.19	—	3.28		14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129
05-31-07	17.75	0.10		3.16	3.26	0.05		1.41	—	1.46		19.55	19.37	1.02	1.00	†	1.00	†	0.59	†	67,607	92
Class R
05-31-11	12.06	0.02		3.48	3.50	0.02		—	—	0.02		15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06		—	—	0.06		12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04		—	—	0.04		9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03		(1.53)	(1.50)	0.04		3.19	—	3.23		14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129
05-31-07	17.56	0.06		3.12	3.18	0.01		1.41	—	1.42		19.32	19.09	1.27	1.25	†	1.25	†	0.34	†	33,651	92

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Index Plus SmallCap Fund
Class A
05-31-11	12.59	0.05	3.20	3.25	—	—	—	—	15.84	25.81	1.22	1.00	†	1.00	†	0.36	†	21,587	158
05-31-10	9.55	0.03	3.04	3.07	0.03	—	—	0.03	12.59	32.19	1.17	1.00	†	1.00	†	0.25	†	20,693	117
05-31-09	14.37	0.09	(4.84)	(4.75)	0.07	—	—	0.07	9.55	(33.03)	1.33	1.00	†	1.00	†	0.72	†	19,817	66
05-31-08	19.74	0.03	(3.13)	(3.10)	—	2.27	—	2.27	14.37	(15.73)	1.21	1.00	†	1.00	†	0.18	†	43,900	139
05-31-07	18.78	0.02	2.61	2.63	—	1.67	—	1.67	19.74	14.70	1.08	1.00	†	1.00	†	0.08	†	67,193	93
Class B
05-31-11	11.47	(0.04)•	2.89	2.85	—	—	—	—	14.32	24.85	1.97	1.75	†	1.75	†	(0.35	)†	1,527	158
05-31-10	8.75	(0.05)•	2.77	2.72	—	—	—	—	11.47	31.09	1.92	1.75	†	1.75	†	(0.50	)†	2,741	117
05-31-09	13.16	0.00 *	(4.41)	(4.41)	—	—	—	—	8.75	(33.51)	2.08	1.75	†	1.75	†	(0.03	)†	2,885	66
05-31-08	18.43	(0.10)	(2.90)	(3.00)	—	2.27	—	2.27	13.16	(16.35)	1.96	1.75	†	1.75	†	(0.58	)†	7,373	139
05-31-07	17.76	(0.13)	2.47	2.34	—	1.67	—	1.67	18.43	13.88	1.83	1.75	†	1.75	†	(0.68	)†	14,402	93
Class C
05-31-11	11.84	(0.02)	2.99	2.97	—	—	—	—	14.81	25.08	1.72	1.50	†	1.50	†	(0.13	)†	2,396	158
05-31-10	9.00	(0.03)	2.87	2.84	—	—	—	—	11.84	31.56	1.67	1.50	†	1.50	†	(0.25	)†	2,479	117
05-31-09	13.52	0.03	(4.54)	(4.51)	0.01	—	—	0.01	9.00	(33.37)	1.83	1.50	†	1.50	†	0.23	†	2,752	66
05-31-08	18.81	(0.05)	(2.97)	(3.02)	—	2.27	—	2.27	13.52	(16.10)	1.71	1.50	†	1.50	†	(0.32	)†	5,615	139
05-31-07	18.06	(0.07)	2.49	2.42	—	1.67	—	1.67	18.81	14.10	1.58	1.50	†	1.50	†	(0.42	)†	8,621	93
Class I
05-31-11	12.99	0.10 •	3.30	3.40	—	—	—	—	16.39	26.17	0.91	0.69	†	0.69	†	0.69	†	4,621	158
05-31-10	9.85	0.06 •	3.14	3.20	0.06	—	—	0.06	12.99	32.51	0.92	0.75	†	0.75	†	0.53	†	5,249	117
05-31-09	14.85	0.12	(5.01)	(4.89)	0.11	—	—	0.11	9.85	(32.89)	1.08	0.75	†	0.75	†	0.98	†	12,271	66
05-31-08	20.25	0.07 •	(3.20)	(3.13)	—	2.27	—	2.27	14.85	(15.46)	0.96	0.75	†	0.75	†	0.42	†	25,170	139
05-31-07	19.17	0.06	2.69	2.75	—	1.67	—	1.67	20.25	15.04	0.83	0.75	†	0.75	†	0.34	†	17,542	93
Class O
05-31-11	12.69	0.05	3.23	3.28	—	—	—	—	15.97	25.85	1.22	1.00	†	1.00	†	0.35	†	32,968	158
05-31-10	9.63	0.03	3.06	3.09	0.03	—	—	0.03	12.69	32.17	1.17	1.00	†	1.00	†	0.25	†	28,777	117
05-31-09	14.50	0.08	(4.87)	(4.79)	0.08	—	—	0.08	9.63	(33.02)	1.33	1.00	†	1.00	†	0.74	†	23,422	66
05-31-08	19.89	0.03	(3.15)	(3.12)	—	2.27	—	2.27	14.50	(15.71)	1.21	1.00	†	1.00	†	0.18	†	35,728	139
05-31-07	18.91	0.02	2.63	2.65	—	1.67	—	1.67	19.89	14.71	1.08	1.00	†	1.00	†	0.09	†	45,242	93
Class R
05-31-11	12.49	0.01	3.17	3.18	—	—	—	—	15.67	25.46	1.47	1.25	†	1.25	†	0.08	†	7,582	158
05-31-10	9.48	(0.00)*	3.02	3.02	0.01	—	—	0.01	12.49	31.88	1.42	1.25	†	1.25	†	(0.00	)†	5,272	117
05-31-09	14.23	0.07	(4.80)	(4.73)	0.02	—	—	0.02	9.48	(33.23)	1.58	1.25	†	1.25	†	0.49	†	4,058	66
05-31-08	19.62	(0.01)	(3.11)	(3.12)	—	2.27	—	2.27	14.23	(15.94)	1.46	1.25	†	1.25	†	(0.07	)†	12,619	139
05-31-07	18.71	(0.03)	2.61	2.58	—	1.67	—	1.67	19.62	14.48	1.33	1.25	†	1.25	†	(0.16	)†	16,698	93

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS  (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005 or more than $(0.005).
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income (loss) ratio.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eleven separate active investment series that comprise the Company. The three series that are in this report are: Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap (each a “Fund” and collectively, the “Funds” or “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a

Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

22

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other

23

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments. For the year ended May 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

24

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the use of Derivative Instruments. The Funds’ investment strategies permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of

25

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2011, the Funds have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2011, the Funds had an average notional value on futures contracts purchased as disclosed below:

Purchased
Index Plus LargeCap	$5,143,187
Index Plus MidCap	2,539,480
Index Plus SmallCap	1,350,722

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

26

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$542,277,215	$600,264,529
Index Plus MidCap	199,554,002	247,141,250
Index Plus SmallCap	101,209,594	111,121,166

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2011, the Investment Adviser for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $1,574, $732 and $400 of such management fees, respectively. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor also retains the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2011, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges:
Index Plus LargeCap	$3,106	N/A
Index Plus MidCap	3,758	N/A
Index Plus SmallCap	1,686	N/A
Contingent Deferred Sales Charges:
Index Plus LargeCap	$100	$262
Index Plus MidCap	—	228
Index Plus SmallCap	—	66

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$129,505	$23,023	$92,599	$245,127
Index Plus MidCap	54,866	9,754	36,386	101,006
Index Plus SmallCap	26,724	4,751	17,458	48,933

27

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage
ING National Trust	Index Plus LargeCap	7.37%
	Index Plus MidCap	17.26%
	Index Plus SmallCap	15.39%
Reliance Trust Company	Index Plus SmallCap	5.07%
ING DIRECT Investing, Inc.	Index Plus LargeCap	18.09%
	Index Plus MidCap	37.08%
	Index Plus SmallCap	44.28%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2011, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2012	2013	2014	Total
Index Plus LargeCap	$576,970	$331,577	$456,586	$1,365,333
Index Plus MidCap	234,460	117,040	84,427	435,927
Index Plus SmallCap	271,386	109,362	145,103	525,851

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 15, 2010, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Effective December 15, 2010, the funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the year ended May 31, 2011:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Index Plus LargeCap	14	$868,929	1.39%
Index Plus MidCap(1)	4	4,182,500	1.44
Index Plus SmallCap	4	565,000	1.41

28

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Plus LargeCap Fund
Class A
05-31-11	7,933,320	116,510	(2,686,536)	5,363,294	114,095,161	1,683,833	(38,806,991)	76,972,003
05-31-10	3,125,156	96,501	(1,939,423)	1,282,234	39,952,234	1,248,886	(24,573,661)	16,627,459
Class B
05-31-11	7,731	932	(8,882,295)	(8,873,632)	115,071	13,761	(127,551,039)	(127,422,207)
05-31-10	14,873	75,034	(5,541,531)	(5,451,624)	180,182	977,210	(70,386,764)	(69,229,372)
Class C
05-31-11	37,151	9,509	(371,303)	(324,643)	538,233	138,302	(5,272,227)	(4,595,692)
05-31-10	40,819	16,049	(549,459)	(492,591)	515,342	208,831	(6,944,818)	(6,220,645)
Class I
05-31-11	527,027	19,608	(549,416)	(2,781)	7,192,589	285,137	(8,173,609)	(695,883)
05-31-10	190,046	21,209	(2,229,365)	(2,018,110)	2,370,041	275,752	(26,951,333)	(24,305,540)
Class O
05-31-11	431,782	2,783	(756,353)	(321,788)	6,228,220	40,335	(10,839,085)	(4,570,530)
05-31-10	519,474	4,278	(798,486)	(274,734)	6,571,125	55,445	(10,143,049)	(3,516,479)
Class R
05-31-11	283,163	5,363	(213,673)	74,853	4,046,071	77,187	(3,018,740)	1,104,518
05-31-10	107,840	7,918	(217,449)	(101,691)	1,364,329	102,004	(2,807,981)	(1,341,648)
Index Plus MidCap Fund
Class A
05-31-11	773,452	9,551	(2,411,633)	(1,628,630)	10,668,228	134,312	(31,598,962)	(20,796,422)
05-31-10	870,470	36,640	(1,581,680)	(674,570)	10,198,280	423,427	(17,999,737)	(7,378,030)
Class B
05-31-11	4,099	32	(315,984)	(311,853)	55,993	425	(4,032,172)	(3,975,754)
05-31-10	13,995	484	(317,374)	(302,895)	145,727	5,340	(3,419,963)	(3,268,896)
Class C
05-31-11	28,687	44	(140,241)	(111,510)	382,228	604	(1,878,734)	(1,495,902)
05-31-10	24,316	1,578	(177,130)	(151,236)	277,313	17,640	(1,898,618)	(1,603,665)
Class I
05-31-11	149,155	9,156	(1,223,571)	(1,065,260)	2,031,976	130,575	(18,210,678)	(16,048,127)
05-31-10	325,893	16,539	(1,221,427)	(878,995)	3,812,516	193,882	(13,545,435)	(9,539,037)
Class O
05-31-11	343,651	647	(663,949)	(319,651)	4,828,049	9,127	(9,087,693)	(4,250,517)
05-31-10	410,556	1,813	(678,396)	(266,027)	4,747,050	21,019	(7,809,797)	(3,041,728)
Class R
05-31-11	228,340	837	(249,708)	(20,531)	3,199,002	11,688	(3,176,773)	33,917
05-31-10	253,324	3,876	(386,334)	(129,134)	2,974,278	44,562	(4,483,216)	(1,464,376)
Index Plus SmallCap Fund
Class A
05-31-11	253,290	—	(533,750)	(280,460)	3,569,871	—	(7,199,589)	(3,629,718)
05-31-10	321,796	4,404	(757,069)	(430,869)	3,695,357	50,916	(8,577,296)	(4,831,023)

29

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class B
05-31-11	3,339	—	(135,624)	(132,285)	45,886	—	(1,727,991)	(1,682,105)
05-31-10	8,050	—	(99,004)	(90,954)	84,977	—	(1,035,730)	(950,753)
Class C
05-31-11	12,125	—	(59,840)	(47,715)	157,926	—	(795,642)	(637,716)
05-31-10	9,971	—	(106,358)	(96,387)	105,385	—	(1,153,936)	(1,048,551)
Class I
05-31-11	40,675	—	(162,834)	(122,159)	587,219	—	(2,277,756)	(1,690,537)
05-31-10	66,561	2,431	(910,359)	(841,367)	761,821	28,958	(10,407,939)	(9,617,160)
Class O
05-31-11	222,533	—	(424,946)	(202,413)	3,170,583	—	(5,942,943)	(2,772,360)
05-31-10	263,464	411	(427,909)	(164,034)	3,085,042	4,792	(5,065,887)	(1,976,053)
Class R
05-31-11	189,260	—	(127,590)	61,670	2,622,308	—	(1,681,569)	940,739
05-31-10	99,709	402	(105,899)	(5,788)	1,208,150	4,615	(1,236,046)	(23,281)

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2011, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York

Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security;

30

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2011, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus LargeCap	$3,915,194	$4,007,689
Index Plus MidCap	2,800,483	2,863,611
Index Plus SmallCap	2,923,722	3,003,409

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Index Plus LargeCap	$(17,614)	$(114,573)	$132,187
Index Plus MidCap	(71,716)	(151,888)	223,604
Index Plus SmallCap	—	(82,998)	82,998

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2011 Ordinary Income	Year Ended May 31, 2010 Ordinary Income
Index Plus LargeCap	$3,222,415	$3,981,022
Index Plus MidCap	461,210	1,055,149
Index Plus SmallCap	—	168,331

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,087,430	$3,532,848	$56,035,245	$(21,228,502)	2016
				(72,179,006)	2018

				$(93,407,508)*

Index Plus MidCap	—	—	31,671,813	(23,540,253)	2018
Index Plus SmallCap	118,633	—	12,244,732	(10,803,041)	2018

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

31

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of May 31, 2011 no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of May 31, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 13 — SUBSEQUENT EVENTS

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

32

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 10.1%
29,100	S	McDonald’s Corp.	$2,372,814	0.7
23,500		Starwood Hotels & Resorts Worldwide, Inc.	1,433,030	0.4
826,054		Other Securities	30,353,457	9.0
			34,159,301	10.1
		Consumer Staples: 10.9%
49,600	S	Altria Group, Inc.	1,391,776	0.4
51,202		Archer-Daniels-Midland Co.	1,659,457	0.5
56,087	S	Coca-Cola Co.	3,747,172	1.1
37,800		CVS Caremark Corp.	1,462,482	0.4
35,600		PepsiCo, Inc.	2,531,872	0.8
33,776		Philip Morris International, Inc.	2,423,428	0.7
29,310	S	Procter & Gamble Co.	1,963,770	0.6
60,936		Wal-Mart Stores, Inc.	3,364,886	1.0
465,874		Other Securities	18,184,006	5.4
			36,728,849	10.9
		Energy: 12.6%
57,327	S	Chevron Corp.	6,014,176	1.8
28,000	S	ConocoPhillips	2,050,160	0.6
110,401	S	ExxonMobil Corp.	9,215,171	2.7
36,829	S	Schlumberger Ltd.	3,156,982	1.0
65,800	@	Tesoro Corp.	1,605,520	0.5
422,494		Other Securities	20,382,985	6.0
			42,424,994	12.6
		Financials: 14.2%
157,143		Bank of America Corp.	1,846,430	0.5
41,200	@,S	Berkshire Hathaway, Inc.	3,257,684	1.0
51,440		Citigroup, Inc.	2,116,756	0.6
63,700		Discover Financial Services	1,518,608	0.5
72,253		JPMorgan Chase & Co.	3,124,220	0.9
184,100		Keycorp	1,559,327	0.5
57,600		SunTrust Bank	1,620,288	0.5
76,404	S	Wells Fargo & Co.	2,167,581	0.6
1,082,958		Other Securities	30,604,632	9.1
			47,815,526	14.2

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 12.4%
26,072	@	Amgen, Inc.	$1,578,399	0.5
37,900	@	Gilead Sciences, Inc.	1,581,946	0.5
17,850		Humana, Inc.	1,437,460	0.4
43,099		Johnson & Johnson	2,900,132	0.8
182,538		Pfizer, Inc.	3,915,440	1.2
31,405		UnitedHealth Group, Inc.	1,537,275	0.4
633,401		Other Securities	29,074,962	8.6
			42,025,614	12.4
		Industrials: 11.4%
150,174	S	General Electric Co.	2,949,418	0.9
19,671		Lockheed Martin Corp.	1,532,371	0.5
24,400		Parker Hannifin Corp.	2,167,940	0.6
29,450		Raytheon Co.	1,483,691	0.4
20,643		United Technologies Corp.	1,811,836	0.5
556,520		Other Securities	28,570,439	8.5
			38,515,695	11.4
		Information Technology: 18.1%
22,466	@,S	Apple, Inc.	7,814,349	2.3
88,980		Cisco Systems, Inc.	1,494,864	0.4
94,100	@	Dell, Inc.	1,513,128	0.4
4,410	@	Google, Inc. - Class A	2,332,978	0.7
57,484	S	Hewlett-Packard Co.	2,148,752	0.6
26,269	S	International Business Machines Corp.	4,437,622	1.3
252,274	S	Microsoft Corp.	6,309,373	1.9
96,863	S	Oracle Corp.	3,314,652	1.0
57,001		Qualcomm, Inc.	3,339,689	1.0
1,061,738		Other Securities	28,571,597	8.5
			61,277,004	18.1
		Materials: 2.5%
9,813		CF Industries Holdings, Inc.	1,509,043	0.5
35,300		Freeport-McMoRan Copper & Gold, Inc.	1,822,892	0.5
113,598		Other Securities	4,965,555	1.5
			8,297,490	2.5

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Telecommunication Services: 3.2%
124,783	S	AT&T, Inc.	$3,938,152	1.2
326,500	@,S	Sprint Nextel Corp.	1,910,025	0.5
53,194		Verizon Communications, Inc.	1,964,454	0.6
161,981		Other Securities	3,114,127	0.9
			10,926,758	3.2
		Utilities: 3.4%
75,200		CMS Energy Corp.	1,499,488	0.5
49,400	S	Pacific Gas & Electric Co.	2,142,972	0.6
241,331		Other Securities	7,918,956	2.3
			11,561,416	3.4
		Total Common Stock (Cost $270,980,658)	333,732,647	98.8

SHORT-TERM INVESTMENTS: 2.3%
		Securities Lending Collateralcc : 1.2%
3,713,553		BNY Mellon Overnight Government Fund(1)	3,713,553	1.1
294,136	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	235,309	0.1
		Total Securities Lending Collateral (Cost $4,007,689)	3,948,862	1.2
		Mutual Funds: 1.1%
3,878,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $3,878,000)	3,878,000	1.1
		Total Short-Term Investments (Cost $7,885,689)	7,826,862	2.3

		Total Investments in Securities (Cost $278,866,347)*	$341,559,509	101.1
		Liabilities in Excess of Other Assets	(3,681,956)	(1.1)

		Net Assets	$337,877,553	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted Security
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
*	Cost for federal income tax purposes is $285,524,264.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$64,834,653
Gross Unrealized Depreciation	(8,799,408)

Net Unrealized Appreciation	$56,035,245

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$333,732,647	$—	$—	$333,732,647
Short-Term Investments	$7,591,553	$—	$235,309	$7,826,862

Total Investments, at value	$341,324,200	$—	$235,309	$341,559,509

Other Financial Instruments+
Futures	70,807	—	—	70,807

Total Assets	$341,395,007	$—	$235,309	$341,630,316

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2011
Asset Table
Investments, at value
Short-Term Investments	$235,309	$—	$—	$—	$—	$—	$—	$—	$235,309

Total Investments, at value	$235,309	$—	$—	$—	$—	$—	$—	$—	$235,309

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	57	06/17/11	$3,830,115	$50,748
S&P 500 E-Mini	14	09/16/11	936,950	20,059

			$4,767,065	$70,807

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$70,807

Total Asset Derivatives		$70,807

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$996,553

Total	$996,553

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$198,659

Total	$198,659

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Consumer Discretionary: 13.6%
12,351		Advance Auto Parts, Inc.	$766,997	0.5
16,924	@,S	BorgWarner, Inc.	1,227,159	0.9
7,500	@	Deckers Outdoor Corp.	683,250	0.5
18,784	@,S	Dollar Tree, Inc.	1,197,292	0.8
31,300	S	Foot Locker, Inc.	780,622	0.5
8,872	@	Fossil, Inc.	939,013	0.6
890	@	NVR, Inc.	663,940	0.5
5,600	@	Panera Bread Co.	700,168	0.5
6,000		Polaris Industries, Inc.	662,100	0.5
13,300		Tractor Supply Co.	840,028	0.6
471,340		Other Securities	11,025,488	7.7
			19,486,057	13.6
		Consumer Staples: 3.6%
12,033	@,S	Energizer Holdings, Inc.	927,143	0.6
10,806	@	Green Mountain Coffee Roasters, Inc.	890,090	0.6
9,646	@	Ralcorp Holdings, Inc.	848,269	0.6
33,018	@	Smithfield Foods, Inc.	691,727	0.5
31,627		Other Securities	1,839,280	1.3
			5,196,509	3.6
		Energy: 6.1%
7,028		Cimarex Energy Co.	674,196	0.5
22,200		Frontier Oil Corp.	662,892	0.4
24,026	@	Plains Exploration & Production Co.	885,358	0.6
10,100	S	SM Energy Co.	671,549	0.5
174,677		Other Securities	5,858,331	4.1
			8,752,326	6.1
		Financials: 19.5%
8,414		Alexandria Real Estate Equities, Inc.	694,491	0.5
20,345	S	AMB Property Corp.	752,561	0.5
10,100	S	Federal Realty Investment Trust	884,760	0.6
45,000	S	Fidelity National Title Group, Inc.	719,100	0.5
7,320		Jones Lang LaSalle, Inc.	711,138	0.5
21,671	@,S	MSCI, Inc. - Class A	818,514	0.6
41,113	S	New York Community Bancorp., Inc.	666,031	0.5

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
21,700	S	Realty Income Corp.	$762,538	0.5
10,300		SL Green Realty Corp.	927,103	0.6
783,171		Other Securities	21,093,427	14.7
			28,029,663	19.5
		Health Care: 10.4%
10,404	S	Beckman Coulter, Inc.	864,468	0.6
18,846	@	Endo Pharmaceuticals Holdings, Inc.	784,559	0.5
5,436	@,S	Mettler Toledo International, Inc.	909,823	0.6
12,589	S	Perrigo Co.	1,077,115	0.8
15,793		Universal Health Services, Inc.	860,561	0.6
19,200	@,S	Vertex Pharmaceuticals, Inc.	1,036,608	0.7
272,994		Other Securities	9,462,530	6.6
			14,995,664	10.4
		Industrials: 15.0%
23,600	@	Aecom Technology Corp.	676,612	0.5
17,807	@,S	BE Aerospace, Inc.	666,338	0.4
15,000		IDEX Corp.	680,100	0.5
17,382	@	Kansas City Southern	1,023,626	0.7
8,865		SPX Corp.	734,997	0.5
13,166		Timken Co.	679,629	0.5
377,887		Other Securities	17,107,735	11.9
			21,569,037	15.0
		Information Technology: 15.7%
19,660	@,S	Arrow Electronics, Inc.	877,426	0.6
72,923	@,S	Atmel Corp.	1,095,303	0.8
23,971	@,S	Avnet, Inc.	867,750	0.6
32,300		Cypress Semiconductor Corp.	756,466	0.5
19,000	@	Lam Research Corp.	892,905	0.6
13,530	@	Micros Systems, Inc.	690,842	0.5
25,000	@	Riverbed Technolgoy, Inc.	948,000	0.7
12,900	@	Varian Semiconductor Equipment Associates, Inc.	792,254	0.5
586,526		Other Securities	15,669,972	10.9
			22,590,918	15.7

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: 7.1%
14,100		Albemarle Corp.	$998,844	0.7
7,000	S	Lubrizol Corp.	941,500	0.6
207,875		Other Securities	8,305,548	5.8
			10,245,892	7.1
		Telecommunication Services: 0.6%
28,040		Other Securities	804,268	0 .6

		Utilities: 6.2%
20,500		Alliant Energy Corp.	843,165	0.6
259,760		Other Securities	7,990,745	5.6
			8,833,910	6.2
		Total Common Stock (Cost $107,447,605)	140,504,244	97.8

SHORT-TERM INVESTMENTS: 3.6%
		Securities Lending Collateralcc : 1.9%
2,112,941		BNY Mellon Overnight Government Fund(1)	2,112,941	1.5
750,670	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	600,536	0.4
		Total Securities Lending Collateral (Cost $2,863,611)	2,713,477	1.9

		Mutual Funds: 1.7%
2,403,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $2,403,000)	2,403,000	1.7
		Total Short-Term Investments (Cost $5,266,611)	5,116,477	3.6
		Total Investments in Securities (Cost $112,714,216)*	$145,620,721	101.4
		Liabilities in Excess of Other Assets	(1,965,492)	(1.4)

		Net Assets	$143,655,229	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted Security
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
*	Cost for federal income tax purposes is $113,948,908.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,054,452
Gross Unrealized Depreciation	(2,382,639)

Net Unrealized Appreciation	$31,671,813

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$19,486,057	$—	$—	$19,486,057
Consumer Staples	5,196,509	—	—	5,196,509
Energy	8,752,325	—	—	8,752,325
Financials	28,029,664	—	—	28,029,664
Health Care	14,995,664	—	—	14,995,664
Industrials	21,569,037	—	—	21,569,037
Information Technology	22,590,919	—	—	22,590,919
Materials	10,245,892	—	—	10,245,892
Telecommunication Services	804,268	—	—	804,268
Utilities	8,833,909	—	—	8,833,909

Total Common Stock	$140,504,244	$—	$—	$140,504,244

Short-Term Investments	4,515,941	—	600,536	5,116,477

Total Investments, at value	$145,020,185	$—	$600,536	$145,620,721

Other Financial Instruments+
Futures	135,350	—	—	135,350

Total Assets	$145,155,535	$—	$600,536	$145,756,071

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)		Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2011
Asset Table
Investments, at value
Short-Term Investments	$600,536	$—	$—	$—	$—		$—	$—	$—	$600,536

Total Investments, at value	$600,536	$—	$—	$—	$—	$		$—	$—	$600,536

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	35	06/17/11	$3,498,600	$135,350

			$3,498,600	$135,350

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$135,350

Total Asset Derivatives		$135,350

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$669,708

Total	$669,708

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$158,673

Total	$158,673

See Accompanying Notes to Financial Statements

40

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 14.3%
12,995	@	Carter’s, Inc.	$411,941	0.6
6,769	@,L	Coinstar, Inc.	359,637	0.5
13,900	@	Jack in the Box, Inc.	308,719	0.4
498,693		Other Securities	9,048,747	12.8
			10,129,044	14.3
		Consumer Staples: 4.1%
8,044		Casey’s General Stores, Inc.	333,424	0.5
24,680	@	Darling International, Inc.	472,622	0.7
4,950	@	TreeHouse Foods, Inc.	301,604	0.4
69,126		Other Securities	1,778,426	2.5
			2,886,076	4 .1
		Energy: 4.7%
6,561		Bristow Group, Inc.	301,478	0.4
34,285	@,S	ION Geophysical Corp.	345,936	0.5
5,514	S	Lufkin Industries, Inc.	500,175	0.7
13,673	S	World Fuel Services Corp.	500,158	0.7
54,515		Other Securities	1,687,238	2.4
			3,334,985	4 .7
		Financials: 18.8%
16,105		Colonial Properties Trust	339,816	0.5
9,416		Entertainment Properties Trust	457,429	0.6
18,780		Extra Space Storage, Inc.	408,653	0.6
9,272	@	Ezcorp, Inc.	304,029	0.4
14,150	S	Healthcare Realty Trust, Inc.	311,583	0.4
6,956	S	Home Properties, Inc.	430,576	0.6
16,499	S	National Retail Properties, Inc.	425,344	0.6
3,725	@	Portfolio Recovery Associates, Inc.	322,660	0.4
8,248	@,S	Signature Bank	469,476	0.7
10,672	@	Stifel Financial Corp.	429,762	0.6
14,758		Tanger Factory Outlet Centers, Inc.	405,255	0.6
7,836		UMB Financial Corp.	334,205	0.5
489,058		Other Securities	8,673,424	12.3
			13,312,212	18.8

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 13.0%
7,248	@,S	AMERIGROUP Corp.	$513,956	0.7
4,980	@	Haemonetics Corp.	336,797	0.5
8,231	@	Healthspring, Inc.	360,929	0.5
5,250	@,S	HMS Holdings Corp.	409,815	0.6
8,816	@	Par Pharmaceutical Cos., Inc.	302,918	0.4
12,906	@	Parexel International Corp.	324,844	0.5
3,685		Quality Systems, Inc.	317,205	0.5
9,797	@,S	Regeneron Pharmaceuticals, Inc.	588,016	0.8
18,410	@	Viropharma, Inc.	356,233	0.5
209,548		Other Securities	5,646,889	8.0
			9,157,602	13.0
		Industrials: 15.2%
14,095	S	Actuant Corp.	354,348	0.5
7,800		AO Smith Corp.	323,466	0.4
8,617		Applied Industrial Technologies, Inc.	306,938	0.4
9,807		Belden CDT, Inc.	352,464	0.5
6,161	@,S	Esterline Technologies Corp.	465,895	0.7
13,355	@	Geo Group, Inc.	328,399	0.5
8,567	@	Moog, Inc.	351,675	0.5
6,233		Toro Co.	398,164	0.6
316,272		Other Securities	7,848,347	11.1
			10,729,696	15.2
		Information Technology: 18.4%
5,667		Anixter International, Inc.	383,599	0.5
6,750	@	Cymer, Inc.	323,122	0.4
9,906	@	JDA Software Group, Inc.	327,195	0.4
15,807	@	Microsemi Corp.	348,544	0.5
12,577		MKS Instruments, Inc.	330,775	0.5
9,130	@,L	Viasat, Inc.	404,185	0.6
6,336	@,S	Wright Express Corp.	341,891	0.5
595,412		Other Securities	10,579,357	15.0
			13,038,668	18.4
		Materials: 4.6%
21,168		PolyOne Corp.	322,389	0.4
125,276		Other Securities	2,941,162	4.2
			3,263,551	4.6

See Accompanying Notes to Financial Statements

41

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Telecommunication Services: 0.7%
40,249		Other Securities	$466,803	0.7

		Utilities: 3.8%
9,267	L	Piedmont Natural Gas Co.	291,632	0.4
8,454		Southwest Gas Corp.	330,213	0.5
9,022		Unisource Energy Corp.	341,844	0.5
47,393		Other Securities	1,721,590	2.4
			2,685,279	3.8
		Total Common Stock (Cost $56,256,912)	69,003,916	97.6

SHORT-TERM INVESTMENTS: 6.3%
		Securities Lending Collateralcc : 4.2%
2,668,983		BNY Mellon Overnight Government Fund(1)	2,668,983	3.8
334,426	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	267,541	0.4
		Total Securities Lending Collateral (Cost $3,003,409)	2,936,524	4.2

		Mutual Funds: 2.1%
1,497,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $1,497,000)	1,497,000	2.1
		Total Short-Term Investments (Cost $4,500,409)	4,433,524	6.3

		Total Investments in Securities (Cost $60,757,321)*	$73,437,440	103.9
		Liabilities in Excess of Other Assets	(2,756,767)	(3.9)

		Net Assets	$70,680,673	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
*	Cost for federal income tax purposes is $61,192,708.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,845,088
Gross Unrealized Depreciation	(1,600,356)

Net Unrealized Appreciation	$12,244,732

See Accompanying Notes to Financial Statements

42

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$69,003,916	$—	$—	$69,003,916
Short-Term Investments	4,165,983	—	267,541	4,433,524

Total Investments, at value	$73,169,899	$—	$267,541	$73,437,440

Other Financial Instruments+
Futures	55,235	—	—	55,235

Total Assets	$73,225,134	$—	$267,541	$73,492,675

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2011
Asset Table
Investments, at value
Short-Term Investments	$267,541	$—	$—	$—	$—	$—	$—	$—	$267,541

Total Investments, at value	$267,541	$—	$—	$—	$—	$—	$—	$—	$267,541

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	22	06/17/11	$1,865,160	$55,235

			$1,865,160	$55,235

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$55,235

Total Asset Derivatives		$55,235

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

43

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$69,289

Total	$69,289

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$57,472

Total	$57,472

See Accompanying Notes to Financial Statements

44

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Fund
Class A	NII	$0.1874
Class B	NII	$0.0030
Class C	NII	$0.1047
Class I	NII	$0.2175
Class O	NII	$0.1791
Class R	NII	$0.1436

ING Index Plus MidCap Fund
Class A	NII	$0.0393
Class B	NII	$0.0013
Class C	NII	$0.0013
Class I	NII	$0.0844
Class O	NII	$0.0484
Class R	NII	$0.0165

NII - Net investment income

Of the ordinary distributions made during the year ended May 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

For the year ended May 31, 2011, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

45

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman/Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 - 1990); and Various Officer positions with Academy of Economics and Finance (2003 - Present). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2001 - February 2003).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	37	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 -1985).	37	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006); various Executive and Senior Management positions for the Phoenix Companies, Inc. (1984-2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various Management positions at CIGNA Corporation (1973 - 1980).	37	None.

46

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). President, Hartford Area Business Economists (1986 - 1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 -1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).
Directors who are “Interested Persons”(4)

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	170	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC(8) (December 2006 - Present) .

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)	Directed Services LLC is the successor in interest to Directed Services, Inc.

47

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(3) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	April 2002 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(3) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(3) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(5) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(3) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(5) (May 2006 - Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(5) (November 1995 - Present) and ING Investments, LLC(3) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(5)(February 1996 - Present); Director of Compliance, ING Investments, LLC(3) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(6) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(6) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(5) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(5) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(5) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

48

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(5) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(5) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)	Mr. Matthews commenced services as CEO and President of the ING Funds on November 11, 2006.
(3)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.
(5)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

49

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to each Fund covered by this report (each, a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”) on behalf of the Independent Directors.

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in August 2010 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the “Global Transition”), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep

51

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts

Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2010. In considering the performance of the Funds, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Covered Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Directors received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time except as otherwise indicated with respect to any specific Fund in the Fund-by-Fund analysis.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2011, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2010 and the management fees and expense data described below are as of June 30, 2010.

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Index Plus LargeCap Fund

In evaluating the investment performance of ING Index Plus LargeCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods and underperformed for the three-year and five-year periods; (2) the Fund underperformed its benchmark index for each period presented other than the most recent calendar quarter during which performance was equal to the benchmark index and (3) the Fund is ranked in its Morningstar category in the second quintile for the year-to-date and one-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the three-year and five-year periods. The Board noted that consistent with representations made to the Board in December 2009, the Sub-Adviser implemented an enhanced quantitative model in the first part of 2010 and that in connection therewith the Sub-Adviser made certain changes to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Fund

In evaluating the investment performance of ING Index Plus MidCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for each period presented; and (2) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the fourth quintile for the five-year period. The Board noted that consistent with representations made to the

Board in December 2009, the Sub-Adviser implemented an enhanced quantitative model in the first part of 2010 and that in connection therewith the Sub-Adviser made certain changes to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Fund

In evaluating the investment performance of ING Index Plus SmallCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and benchmark index for each period presented; and (2) the Fund is ranked in its Morningstar category in the fourth quintile for the three-year period and in the fifth quintile for the other periods presented. The Board noted that consistent with representations made to the Board in December 2009, the Sub-Adviser implemented an enhanced quantitative model in the first part of 2010 and that in connection therewith the Sub-Adviser made certain changes to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

54

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.inginvestment.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Emerging Countries Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Fund*

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-ADEINDEX	(0511-072011)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                  Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $159,800 for year ended May 31, 2011 and $198,000 for year ended May 31, 2010.

(b)                                 Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $19,200 for the year ended May 31, 2011 and $23,650 for the year ended May 31, 2010.

(c)                                  Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $73,067 in the year ended May 31, 2011 and $70,365 in the year ended May 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2011 and $0 in the year ended May 31 2010.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services — See Appendix C for tax services associated with fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	Ö		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	Ö		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:          2010 and 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)

Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $878,180 for year ended May 31, 2011 and $2,105,254 for year ended May 31, 2010.

(h)

Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 3, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 3, 2011

Item 6. Schedule of Investments

Summary or full schedule, if applicable are included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States),  the statements of assets and liabilities, including the summary portfolios of investments, of ING Capital Allocation Fund (formerly Strategic Allocation Conservative Fund), ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Small Company Fund, and ING Tactical Asset Allocation Fund, each a series of ING Series Fund, Inc., as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 20, 2011 and July 22, 2011 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 26, 2011

PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 12.2%
425,300		Comcast Corp. — Class A	$10,734,572	2.5
145,529	@	DIRECTV	7,314,288	1.7
249,500		International Game Technology	4,301,380	1.0
50,319	@	Liberty Media Corp. - Starz	3,837,830	0.9
233,979		Macy’s, Inc.	6,757,313	1.6
267,300		Regal Entertainment Group	3,621,915	0.8
139,800		Starbucks Corp.	5,143,242	1.2
146,600	@	Urban Outfitters, Inc.	4,465,436	1.0
186,300		Wyndham Worldwide Corp.	6,485,103	1.5
			52,661,079	12.2

		Consumer Staples: 7.1%
186,000		Altria Group, Inc.	5,219,160	1.2
191,400		Coca-Cola Enterprises, Inc.	5,529,546	1.3
151,575		PepsiCo, Inc.	10,780,014	2.5
166,100		Wal-Mart Stores, Inc.	9,172,042	2.1
			30,700,762	7.1

		Energy: 13.8%
182,700		Arch Coal, Inc.	5,460,903	1.3
147,600		ConocoPhillips	10,807,272	2.5
253,120		ExxonMobil Corp.	21,127,926	4.9
84,815		National Oilwell Varco, Inc.	6,155,873	1.4
95,400	L	Range Resources Corp.	5,334,768	1.2
65,000		Royal Dutch Shell PLC ADR - Class A ADR	4,642,950	1.1
143,100		Suncor Energy, Inc.	5,995,890	1.4
			59,525,582	13.8

		Financials: 14.7%
346,503		Blackstone Group LP	5,973,712	1.4
226,220		Citigroup, Inc.	9,308,953	2.2
85,600		Comerica, Inc.	3,091,016	0.7
25,173		Goldman Sachs Group, Inc.	3,542,596	0.8
336,898		JPMorgan Chase & Co.	14,567,470	3.4
126,200		Prudential Financial, Inc.	8,049,036	1.9
55,658		Reinsurance Group of America, Inc.	3,535,953	0.8
334,490		Wells Fargo & Co.	9,489,481	2.2
237,134		XL Group PLC	5,610,590	1.3
			63,168,807	14.7

		Health Care: 11.2%
119,200		Aetna, Inc.	5,206,656	1.2
115,889		Covidien PLC	6,373,895	1.5
100,700	@	Express Scripts, Inc.	5,997,692	1.4
127,100		Johnson & Johnson	8,552,559	2.0
596,313		Pfizer, Inc.	12,790,914	3.0
128,000		St. Jude Medical, Inc.	6,485,760	1.5
54,336		Teva Pharmaceutical Industries Ltd. ADR ADR	2,765,703	0.6
			48,173,179	11.2

		Industrials: 11.2%
48,000		Acuity Brands, Inc.	2,926,080	0.7
64,400		Boeing Co.	5,025,132	1.2
71,300	@	Cooper Industries PLC	4,481,205	1.0
75,900		Dover Corp.	5,102,757	1.2
61,100		Fluor Corp.	4,211,623	1.0
121,500		Harsco Corp.	4,071,465	0.9
42,900	@	TransDigm Group, Inc.	3,517,800	0.8
170,900		Trinity Industries, Inc.	5,877,251	1.4
44,963		Union Pacific Corp.	4,719,766	1.1
51,251	@	WABCO Holdings, Inc.	3,513,256	0.8
150,500		Waste Connections, Inc.	4,731,720	1.1
			48,178,055	11.2

		Information Technology: 19.9%
166,300	@	Adobe Systems, Inc.	5,758,969	1.3
137,300	@,L	Ansys, Inc.	7,876,901	1.8
42,548	@	Apple, Inc.	14,799,471	3.4
17,600	@	Google, Inc. - Class A	9,310,752	2.2
457,200		Intel Corp.	10,291,572	2.4
269,700		Jabil Circuit, Inc.	5,820,126	1.4
81,100	@	Lam Research Corp.	3,811,294	0.9
419,100	@	Marvell Technology Group Ltd.	6,806,184	1.6
232,200		Oracle Corp.	7,945,884	1.9
222,869		Qualcomm, Inc.	13,057,895	3.0
			85,479,048	19.9

		Materials: 3.8%
97,100		Monsanto Co.	6,897,984	1.6
156,400		Packaging Corp. of America	4,551,240	1.0
109,500	L	United States Steel Corp.	5,049,045	1.2
			16,498,269	3.8

		Telecommunication Services: 3.9%
178,200		CenturyTel, Inc.	7,696,458	1.8
135,400	@,L	SBA Communications Corp.	5,319,866	1.3
611,400	@	Sprint Nextel Corp.	3,576,690	0.8
			16,593,014	3.9

		Utilities: 1.4%
273,600		Great Plains Energy, Inc.	5,792,112	1.4

	Total Common Stock (Cost $337,019,253)		426,769,907	99.2

SHORT-TERM INVESTMENTS: 4.1%
		Securities Lending Collateral(cc): 3.3%
14,006,878		BNY Mellon Overnight Government Fund(1)	14,006,878	3.3

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral(cc): (continued)
232,316	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	$185,853	0.0

	Total Securities Lending Collateral (Cost $14,239,194)		14,192,731	3.3

		Mutual Funds: 0.8%
3,505,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $3,505,000)	3,505,000	0.8

	Total Short-Term Investments (Cost $17,744,194)		17,697,731	4.1

	Total Investments in Securities (Cost $354,763,447)*		$444,467,638	103.3
	Liabilities in Excess of Other Assets		(14,182,562)	(3.3)
	Net Assets		$430,285,076	100.0

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $358,963,517.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$92,768,016
Gross Unrealized Depreciation	(7,263,895)

Net Unrealized appreciation	$85,504,121

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$426,769,907	$—	$—	$426,769,907
Short-Term Investments	17,511,878	—	185,853	17,697,731
Total Investments, at value	$444,281,785	$—	$185,853	$444,467,638

See Accompanying Notes to Financial Statements

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS 100 FUND	PORTFOLIO OF INVESTMENTS
as of May 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 10.7%
610	@	Amazon.com, Inc.	$119,981	1.0
4,640		Comcast Corp. — Class A	117,114	1.0
7,680	@	Ford Motor Co.	114,586	1.0
3,020		Home Depot, Inc.	109,566	0.9
4,160		Lowe’s Cos., Inc.	100,422	0.8
1,550		McDonald’s Corp.	126,387	1.1
6,460		News Corp. - Class A	118,476	1.0
1,530		Nike, Inc.	129,208	1.1
2,280		Target Corp.	112,928	0.9
3,176		Time Warner, Inc.	115,702	1.0
2,630		Walt Disney Co.	109,487	0.9
			1,273,857	10.7

		Consumer Staples: 13.6%
4,400		Altria Group, Inc.	123,464	1.0
4,040		Avon Products, Inc.	120,028	1.0
1,760		Coca-Cola Co.	117,586	1.0
1,350		Colgate-Palmolive Co.	118,165	1.0
1,610		Costco Wholesale Corp.	132,793	1.1
3,360		CVS Caremark Corp.	129,998	1.1
2,350		HJ Heinz Co.	129,062	1.1
3,580		Kraft Foods, Inc.	125,193	1.0
1,790		PepsiCo, Inc.	127,305	1.1
1,764		Philip Morris International, Inc.	126,567	1.1
1,870		Procter & Gamble Co.	125,290	1.1
2,840		Walgreen Co.	123,909	1.0
2,190		Wal-Mart Stores, Inc.	120,932	1.0
			1,620,292	13.6

		Energy: 9.9%
840		Apache Corp.	104,664	0.9
1,580		Baker Hughes, Inc.	116,809	1.0
1,010		Chevron Corp.	105,959	0.9
1,360		ConocoPhillips	99,579	0.8
1,200		Devon Energy Corp.	100,884	0.8
1,300		ExxonMobil Corp.	108,511	0.9
2,310		Halliburton Co.	115,847	1.0
1,470		National Oilwell Varco, Inc.	106,693	0.9
1,060		Occidental Petroleum Corp.	114,321	1.0
1,170		Schlumberger Ltd.	100,292	0.8
3,580		Williams Cos., Inc.	112,376	0.9
			1,185,935	9.9

		Financials: 12.5%
3,540		Allstate Corp.	111,085	0.9
2,490		American Express Co.	128,484	1.1
8,450		Bank of America Corp.	99,288	0.8
3,790		Bank of New York Mellon Corp.	106,537	0.9
1,280	@	Berkshire Hathaway, Inc.	101,210	0.9
2,200		Capital One Financial Corp.	119,548	1.0
2,563		Citigroup, Inc.	105,467	0.9
690		Goldman Sachs Group, Inc.	97,104	0.8
2,460		JPMorgan Chase & Co.	106,370	0.9
2,540		Metlife, Inc.	112,014	0.9
4,130		Morgan Stanley	99,781	0.8
4,210		US Bancorp.	107,776	0.9
3,540		Wells Fargo & Co.	100,430	0.9
4,652		Weyerhaeuser Co.	100,204	0.8
			1,495,298	12.5

		Health Care: 10.3%
2,340		Abbott Laboratories	122,265	1.0
2,130	@	Amgen, Inc.	128,950	1.1
2,170		Baxter International, Inc.	129,158	1.1
4,240		Bristol-Myers Squibb Co.	121,942	1.0
2,680	@	Gilead Sciences, Inc.	111,863	0.9
1,950		Johnson & Johnson	131,216	1.1
2,880		Medtronic, Inc.	117,216	1.0
3,397		Merck & Co., Inc.	124,840	1.1
5,591		Pfizer, Inc.	119,927	1.0
2,510		UnitedHealth Group, Inc.	122,865	1.0
			1,230,242	10.3

		Industrials: 13.4%
1,190		3M Co.	112,312	0.9
1,590		Boeing Co.	124,068	1.0
980		Caterpillar, Inc.	103,684	0.9
2,010		Emerson Electric Co.	109,645	0.9
1,170		FedEx Corp.	109,559	0.9
1,540		General Dynamics Corp.	114,299	1.0
5,650		General Electric Co.	110,966	0.9
1,940		Honeywell International, Inc.	115,527	1.0
1,470		Lockheed Martin Corp.	114,513	1.0
1,690		Norfolk Southern Corp.	123,894	1.0
2,270		Raytheon Co.	114,363	1.0
1,120		Union Pacific Corp.	117,566	1.0
1,570		United Parcel Service, Inc. - Class B	115,379	1.0
1,300		United Technologies Corp.	114,101	0.9
			1,599,876	13.4

		Information Technology: 14.5%
310	@	Apple, Inc.	107,827	0.9
6,530		Cisco Systems, Inc.	109,704	0.9
7,790	@	Dell, Inc.	125,263	1.1
4,170	@	EMC Corp.	118,720	1.0
190	@	Google, Inc. - Class A	100,514	0.8
2,750		Hewlett-Packard Co.	102,795	0.9
670		International Business Machines Corp.	113,183	0.9
5,560		Intel Corp.	125,156	1.1
430		Mastercard, Inc.	123,431	1.0
4,490		Microsoft Corp.	112,295	0.9
3,420		Oracle Corp.	117,032	1.0
2,110		Qualcomm, Inc.	123,625	1.0
3,260		Texas Instruments, Inc.	115,078	1.0
1,580		Visa, Inc.	128,075	1.1

See Accompanying Notes to Financial Statements

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
10,680	Xerox Corp.	$109,043	0.9
		1,731,741	14.5

	Materials: 4.6%
6,410	Alcoa, Inc.	107,752	0.9
3,040	Dow Chemical Co.	109,835	0.9
2,080	EI Du Pont de Nemours & Co.	110,864	0.9
2,090	Freeport-McMoRan Copper & Gold, Inc.	107,928	0.9
1,650	Monsanto Co.	117,216	1.0
		553,595	4.6

	Telecommunication Services: 3.1%
3,670	AT&T, Inc.	115,825	1.0
24,930	@ Sprint Nextel Corp.	145,841	1.2
2,950	Verizon Communications, Inc.	108,943	0.9
		370,609	3.1

	Utilities: 3.9%
3,190	American Electric Power Co., Inc.	121,858	1.0
1,710	Entergy Corp.	116,537	1.0
2,740	Exelon Corp.	114,669	0.9
2,980	Southern Co.	119,438	1.0
		472,502	3.9

	Total Common Stock (Cost $7,625,021)	11,533,947	96.5

EXCHANGE-TRADED FUNDS: 2.7%
	Financials: 2.7%
2,400	SPDR Trust Series 1	323,736	2.7

	Total Exchange-Traded Funds (Cost $290,852)	323,736	2.7

	Total Long-Term Investments (Cost $7,915,873)	11,857,683	99.2

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
55,000	BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $55,000)	55,000	0.5

	Total Short-Term Investments (Cost $55,000)	55,000	0.5

	Total Investments in Securities (Cost $7,970,873)*	$11,912,683	99.7
	Assets in Excess of Other Liabilities	30,628	0.3
	Net Assets	$11,943,311	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $8,359,411.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,970,364
Gross Unrealized Depreciation	(417,092)

Net Unrealized appreciation	$3,553,272

See Accompanying Notes to Financial Statements

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$11,533,947	$—	$—	$11,533,947
Exchange-Traded Funds	323,736	—	—	323,736
Short-Term Investments	55,000	—	—	55,000
Total Investments, at value	$11,912,683	$—	$—	$11,912,683

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 10.1%
500		Abercrombie & Fitch Co.	$37,885	0.0
3,600	@	Amazon.com, Inc.	708,084	0.2
2,300	@	Apollo Group, Inc. - Class A	94,553	0.0
29,100	@,L	Autonation, Inc.	1,021,410	0.3
400	@	Autozone, Inc.	117,600	0.0
10,900	@	Bed Bath & Beyond, Inc.	587,401	0.2
5,300		Best Buy Co., Inc.	168,328	0.1
6,400	@	Big Lots, Inc.	213,824	0.1
1,200		Cablevision Systems Corp.	42,624	0.0
25,300	@	Carmax, Inc.	750,398	0.2
9,500	S	Carnival Corp.	368,695	0.1
10,100		CBS Corp. - Class B	282,295	0.1
700	@,L	Chipotle Mexican Grill, Inc.	202,349	0.1
6,500		Coach, Inc.	413,790	0.1
29,752		Comcast Corp. — Class A	750,940	0.2
30,600		D.R. Horton, Inc.	372,708	0.1
2,600		Darden Restaurants, Inc.	131,690	0.0
9,800		DeVry, Inc.	527,730	0.2
13,280	@	DIRECTV	667,453	0.2
12,100	@	Discovery Communications, Inc. - Class A	527,076	0.2
13,900		Expedia, Inc.	389,339	0.1
5,771		Family Dollar Stores, Inc.	321,676	0.1
5,300		Fortune Brands, Inc.	343,069	0.1
1,200	@,L	GameStop Corp.	33,576	0.0
26,700		Gannett Co., Inc.	380,742	0.1
20,380		Gap, Inc.	395,372	0.1
2,300		Genuine Parts Co.	126,040	0.0
5,300		H&R Block, Inc.	85,860	0.0
2,700		Harley-Davidson, Inc.	100,332	0.0
23,700		Harman International Industries, Inc.	1,136,889	0.3
11,200		Hasbro, Inc.	512,288	0.2
30,300		Home Depot, Inc.	1,099,284	0.3
30,000		Interpublic Group of Cos., Inc.	357,900	0.1
20,500		International Game Technology	353,420	0.1
7,600		JC Penney Co., Inc.	269,268	0.1
4,500		Kohl’s Corp.	239,580	0.1
3,800		Leggett & Platt, Inc.	98,154	0.0
4,200		Lennar Corp.	79,716	0.0
13,300		Limited Brands, Inc.	531,468	0.2
22,400		Lowe’s Cos., Inc.	540,736	0.2
6,079		Macy’s, Inc.	175,562	0.1
9,500		Marriott International, Inc.	359,195	0.1
14,100		Mattel, Inc.	372,169	0.1
29,100	S	McDonald’s Corp.	2,372,814	0.7
4,800		McGraw-Hill Cos., Inc.	203,856	0.1
4,800	@	NetFlix, Inc.	1,299,840	0.4
23,500		Newell Rubbermaid, Inc.	418,535	0.1
43,500		News Corp. - Class A	797,790	0.2
9,100		Nike, Inc.	768,495	0.2
2,200		Nordstrom, Inc.	103,026	0.0
3,200		Omnicom Group	149,664	0.0
2,300	@	O’Reilly Automotive, Inc.	138,253	0.0
2,600		Polo Ralph Lauren Corp.	329,602	0.1
700	@	Priceline.com, Inc.	360,633	0.1
42,000	@	Pulte Homes, Inc.	354,480	0.1
6,100		Ross Stores, Inc.	499,956	0.2
4,200		Scripps Networks Interactive - Class A	211,806	0.1
300	@,L	Sears Holding Corp.	21,300	0.0
28,300		Staples, Inc.	476,006	0.1
34,336		Starbucks Corp.	1,263,221	0.4
23,500		Starwood Hotels & Resorts Worldwide, Inc.	1,433,030	0.4
5,869		Target Corp.	290,692	0.1
1,800		Tiffany & Co.	136,188	0.0
17,200		Time Warner Cable, Inc.	1,328,184	0.4
19,100		Time Warner, Inc.	695,813	0.2
9,200		TJX Cos., Inc.	487,784	0.2
8,700	@	Urban Outfitters, Inc.	265,002	0.1
2,711		VF Corp.	270,205	0.1
11,168		Viacom - Class B	562,979	0.2
20,000	S	Walt Disney Co.	832,600	0.3
600	L	Washington Post	246,354	0.1
4,300		Whirlpool Corp.	360,340	0.1
3,300		Wyndham Worldwide Corp.	114,873	0.0
2,408		Wynn Resorts Ltd.	352,820	0.1
13,100		Yum! Brands, Inc.	724,692	0.2
			34,159,301	10.1

		Consumer Staples: 10.9%
49,600	S	Altria Group, Inc.	1,391,776	0.4
51,202		Archer-Daniels-Midland Co.	1,659,457	0.5
200		Avon Products, Inc.	5,942	0.0
10,981		Brown-Forman Corp.	795,903	0.2
11,816		Campbell Soup Co.	410,606	0.1
1,800		Clorox Co.	126,864	0.0
9,515		Coca-Cola Enterprises, Inc.	274,888	0.1
56,087	S	Coca-Cola Co.	3,747,172	1.1
6,800		Colgate-Palmolive Co.	595,204	0.2
10,000		ConAgra Foods, Inc.	254,300	0.1
3,200	@	Constellation Brands, Inc.	70,272	0.0
11,900		Costco Wholesale Corp.	981,512	0.3
37,800		CVS Caremark Corp.	1,462,482	0.4
15,319		Dr Pepper Snapple Group, Inc.	631,143	0.2
5,100		Estee Lauder Cos., Inc.	522,801	0.2
20,954		General Mills, Inc.	833,340	0.3
7,816		Hershey Co.	435,586	0.1
12,200		HJ Heinz Co.	670,024	0.2
24,200		Hormel Foods Corp.	709,786	0.2
5,800		JM Smucker Co.	459,824	0.1
2,600		Kellogg Co.	148,174	0.0
4,219		Kimberly-Clark Corp.	288,158	0.1
17,000		Kraft Foods, Inc.	594,490	0.2
46,800		Kroger Co.	1,161,576	0.3
3,595		Lorillard, Inc.	414,432	0.1
16,000		McCormick & Co., Inc.	803,040	0.2
14,165		Mead Johnson Nutrition Co.	960,245	0.3

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
25,200		Molson Coors Brewing Co.	$1,175,580	0.4
35,600		PepsiCo, Inc.	2,531,872	0.8
33,776		Philip Morris International, Inc.	2,423,428	0.7
29,310	S	Procter & Gamble Co.	1,963,770	0.6
17,594		Reynolds American, Inc.	699,889	0.2
21,600		Safeway, Inc.	533,520	0.2
27,100		Sara Lee Corp.	529,805	0.2
12,900		Sysco Corp.	415,509	0.1
70,000		Tyson Foods, Inc.	1,331,400	0.4
25,900		Walgreen Co.	1,130,017	0.3
60,936		Wal-Mart Stores, Inc.	3,364,886	1.0
3,600		Whole Foods Market, Inc.	220,176	0.1
			36,728,849	10.9

		Energy: 12.6%
6,300		Anadarko Petroleum Corp.	500,976	0.1
7,200		Apache Corp.	897,120	0.3
12,900		Baker Hughes, Inc.	953,697	0.3
13,900		Cabot Oil & Gas Corp.	816,625	0.2
13,500	@	Cameron International Corp.	643,410	0.2
41,700		Chesapeake Energy Corp.	1,306,878	0.4
57,327	S	Chevron Corp.	6,014,176	1.8
28,000	S	ConocoPhillips	2,050,160	0.6
4,700		Consol Energy, Inc.	240,969	0.1
31,700	@	Denbury Resources, Inc.	696,132	0.2
9,600		Devon Energy Corp.	807,072	0.2
2,400	L	Diamond Offshore Drilling	176,808	0.1
16,009		El Paso Corp.	336,989	0.1
6,500		EOG Resources, Inc.	709,410	0.2
2,800		EQT Corp.	151,704	0.0
110,401	S	ExxonMobil Corp.	9,215,172	2.7
11,000	@	FMC Technologies, Inc.	490,930	0.1
21,400		Halliburton Co.	1,073,210	0.3
8,200		Helmerich & Payne, Inc.	513,976	0.2
4,600		Hess Corp.	363,538	0.1
11,200		Marathon Oil Corp.	606,704	0.2
4,000		Murphy Oil Corp.	275,560	0.1
15,800	@	Nabors Industries Ltd.	440,662	0.1
13,403		National Oilwell Varco, Inc.	972,790	0.3
7,000	@	Newfield Exploration Co.	522,130	0.2
10,700	@	Noble Corp.	448,009	0.1
6,582		Noble Energy, Inc.	613,442	0.2
7,700		Occidental Petroleum Corp.	830,445	0.2
3,200		Peabody Energy Corp.	196,352	0.1
4,300		Pioneer Natural Resources Co.	394,826	0.1
11,400		QEP Resources, Inc.	495,900	0.1
5,200		Range Resources Corp.	290,784	0.1
9,900	@	Rowan Cos., Inc.	392,535	0.1
36,829	S	Schlumberger Ltd.	3,156,982	0.9
11,800	@	Southwestern Energy Co.	516,486	0.2
9,800		Spectra Energy Corp.	270,382	0.1
23,800		Sunoco, Inc.	963,662	0.3
65,800	@	Tesoro Corp.	1,605,520	0.5
43,400		Valero Energy Corp.	1,193,500	0.4
8,900		Williams Cos., Inc.	279,371	0.1
			42,424,994	12.6

		Financials: 14.2%
15,400		ACE Ltd.	1,059,828	0.3
7,622		Aflac, Inc.	364,255	0.1
14,700		Allstate Corp.	461,286	0.1
12,700		American Express Co.	655,320	0.2
3,300	@	American International Group, Inc.	94,050	0.0
10,800		Ameriprise Financial, Inc.	661,284	0.2
14,000		AON Corp.	730,100	0.2
12,400		Apartment Investment & Management Co.	331,452	0.1
34,400		Assurant, Inc.	1,272,456	0.4
3,229		AvalonBay Communities, Inc.	429,683	0.1
157,143		Bank of America Corp.	1,846,430	0.6
23,300		Bank of New York Mellon Corp.	654,963	0.2
4,300		BB&T Corp.	118,422	0.0
41,200	@,S	Berkshire Hathaway, Inc.	3,257,684	1.0
800		Blackrock, Inc.	164,448	0.1
658		Boston Properties, Inc.	71,294	0.0
5,500		Capital One Financial Corp.	298,870	0.1
17,800	@	CB Richard Ellis Group, Inc.	470,454	0.1
17,200		Charles Schwab Corp.	309,772	0.1
6,300		Chubb Corp.	413,217	0.1
12,100		Cincinnati Financial Corp.	368,082	0.1
51,440		Citigroup, Inc.	2,116,756	0.6
920		CME Group, Inc.	262,899	0.1
2,697		Comerica, Inc.	97,389	0.0
63,700		Discover Financial Services	1,518,608	0.5
23,461	@	E*Trade Financial Corp.	370,918	0.1
14,200		Equity Residential	877,986	0.3
30,911		Fifth Third Bancorp.	403,698	0.1
4,600		Franklin Resources, Inc.	596,068	0.2
16,000	@	Genworth Financial, Inc.	177,760	0.1
7,079		Goldman Sachs Group, Inc.	996,228	0.3
14,900		Hartford Financial Services Group, Inc.	397,085	0.1
25,007		HCP, Inc.	948,766	0.3
13,300		Health Care Real Estate Investment Trust, Inc.	707,427	0.2
12,400		Host Hotels & Resorts, Inc.	217,992	0.1
59,000		Hudson City Bancorp., Inc.	538,670	0.2
193,200		Huntington Bancshares, Inc.	1,275,120	0.4
9,200	@	IntercontinentalExchange, Inc.	1,109,980	0.3
19,809	@	Invesco Ltd.	488,688	0.1
72,253		JPMorgan Chase & Co.	3,124,220	0.9
184,100		Keycorp	1,559,327	0.5
21,400		Kimco Realty Corp.	417,514	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
3,000		Legg Mason, Inc.	$101,520	0.0
7,200		Lincoln National Corp.	211,320	0.1
16,300		Loews Corp.	684,926	0.2
300		M&T Bank Corp.	26,490	0.0
21,000		Marsh & McLennan Cos., Inc.	644,070	0.2
3,900		Marshall & Ilsley Corp.	31,200	0.0
23,900		Metlife, Inc.	1,053,990	0.3
3,500		Moody’s Corp.	139,685	0.0
30,700		Morgan Stanley	741,712	0.2
1,400	@	Nasdaq Stock Market, Inc.	35,728	0.0
4,600		NYSE Euronext	167,486	0.1
14,000		Northern Trust Corp.	683,060	0.2
17,000		People’s United Financial, Inc.	226,950	0.1
1,412	L	Plum Creek Timber Co., Inc.	57,214	0.0
3,900		PNC Financial Services Group, Inc.	243,438	0.1
13,900		Principal Financial Group, Inc.	434,653	0.1
15,200		Progressive Corp.	329,080	0.1
3,712		Prologis	61,471	0.0
13,500		Prudential Financial, Inc.	861,030	0.3
4,150		Public Storage, Inc.	491,111	0.1
90,100		Regions Financial Corp.	636,106	0.2
1,692		Simon Property Group, Inc.	199,758	0.1
8,800		SLM Corp.	149,952	0.0
7,018		State Street Corp.	321,214	0.1
57,600		SunTrust Bank	1,620,288	0.5
4,700		T. Rowe Price Group, Inc.	297,510	0.1
6,100		Torchmark Corp.	404,430	0.1
9,699		Travelers Cos., Inc.	602,114	0.2
31,772		UnumProvident Corp.	835,921	0.3
19,062		US Bancorp.	487,987	0.1
1,700		Ventas, Inc.	95,880	0.0
2,448		Vornado Realty Trust	240,834	0.1
76,404	S	Wells Fargo & Co.	2,167,581	0.6
3,500		Weyerhaeuser Co.	75,390	0.0
7,400		XL Group PLC	175,084	0.1
1,800	L	Zions Bancorp.	42,894	0.0
			47,815,526	14.2

		Health Care: 12.4%
18,758		Abbott Laboratories	980,106	0.3
10,165		Aetna, Inc.	444,007	0.1
8,600	@	Agilent Technologies, Inc.	428,882	0.1
8,300		Allergan, Inc.	686,659	0.2
9,026		AmerisourceBergen Corp.	372,052	0.1
26,072	@	Amgen, Inc.	1,578,399	0.5
17,840		Baxter International, Inc.	1,061,837	0.3
7,200		Becton Dickinson & Co.	630,360	0.2
10,100	@	Biogen Idec, Inc.	956,773	0.3
115,200	@	Boston Scientific Corp.	827,136	0.2
12,800		Bristol-Myers Squibb Co.	368,128	0.1
10,100		Cardinal Health, Inc.	458,742	0.1
15,100	@	CareFusion Corp.	437,598	0.1
8,600	@	Celgene Corp.	523,826	0.2
14,100	@	Cephalon, Inc.	1,123,629	0.3
1,200	@	Cerner Corp.	144,120	0.0
12,300		Cigna Corp.	613,647	0.2
11,700	@	Coventry Health Care, Inc.	411,606	0.1
10,400	@	Covidien PLC	572,000	0.2
2,800		CR Bard, Inc.	312,984	0.1
11,700	@	DaVita, Inc.	983,385	0.3
4,400		Densply International, Inc.	172,656	0.1
10,600	@	Edwards Lifesciences Corp.	940,538	0.3
15,900		Eli Lilly & Co.	611,832	0.2
16,100	@	Express Scripts, Inc.	958,916	0.3
26,200	@	Forest Laboratories, Inc.	943,724	0.3
37,900	@	Gilead Sciences, Inc.	1,581,946	0.5
17,700	@	Hospira, Inc.	978,633	0.3
17,850		Humana, Inc.	1,437,460	0.4
1,800	@	Intuitive Surgical, Inc.	628,200	0.2
43,099		Johnson & Johnson	2,900,132	0.9
6,900	@	Laboratory Corp. of America Holdings	695,727	0.2
9,200	@	Life Technologies Corp.	478,124	0.1
6,568		McKesson Corp.	562,286	0.2
10,683	@	Medco Health Solutions, Inc.	639,484	0.2
26,200		Medtronic, Inc.	1,066,340	0.3
32,158		Merck & Co., Inc.	1,181,807	0.3
1,000	@	Mylan Laboratories	23,545	0.0
900		Patterson Cos., Inc.	31,126	0.0
42,700		PerkinElmer, Inc.	1,182,363	0.3
182,538		Pfizer, Inc.	3,915,440	1.2
9,800		Quest Diagnostics	572,516	0.2
15,700		St. Jude Medical, Inc.	795,519	0.2
6,400		Stryker Corp.	399,360	0.1
2,900	@	Tenet Healthcare Corp.	18,502	0.0
10,542	@,S	Thermo Fisher Scientific, Inc.	689,974	0.2
31,405		UnitedHealth Group, Inc.	1,537,275	0.5
9,500	@	Varian Medical Systems, Inc.	641,630	0.2
5,361	@	Waters Corp.	528,380	0.2
7,600	@	Watson Pharmaceuticals, Inc.	489,060	0.1
10,700		WellPoint, Inc.	836,419	0.2
9,900	@	Zimmer Holdings, Inc.	670,824	0.2
			42,025,614	12.4

		Industrials: 11.4%
6,400		3M Co.	604,032	0.2
11,028		Avery Dennison Corp.	466,926	0.1
17,000		Boeing Co.	1,326,510	0.4
11,100		Caterpillar, Inc.	1,174,380	0.3
1,200		CH Robinson Worldwide, Inc.	96,264	0.0
8,692		Cintas Corp.	285,532	0.1
11,160		CSX Corp.	884,988	0.3
7,500		Cummins, Inc.	789,300	0.2
8,281		Danaher Corp.	451,563	0.1
12,700		Deere & Co.	1,093,216	0.3
9,880		Dover Corp.	664,232	0.2
3,783		Dun & Bradstreet Corp.	303,435	0.1
13,800		Eaton Corp.	713,046	0.2

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
16,906		Emerson Electric Co.	$922,222	0.3
4,148		Equifax, Inc.	156,753	0.0
15,500		Expeditors International Washington, Inc.	818,710	0.2
14,000		Fastenal Co.	464,520	0.1
1,975		FedEx Corp.	184,939	0.1
1,600		Flowserve Corp.	193,968	0.1
6,600		Fluor Corp.	454,938	0.1
8,100		General Dynamics Corp.	601,182	0.2
150,174	S	General Electric Co.	2,949,417	0.9
10,200		Goodrich Corp.	890,358	0.3
17,000		Honeywell International, Inc.	1,012,350	0.3
13,562		Illinois Tool Works, Inc.	777,374	0.2
8,800		Ingersoll-Rand PLC	439,120	0.1
12,537		Iron Mountain, Inc.	426,383	0.1
5,367		ITT Corp.	309,247	0.1
12,400	@	Jacobs Engineering Group, Inc.	571,144	0.2
1,900		Joy Global, Inc.	170,335	0.1
2,900		L-3 Communications Holdings, Inc.	236,785	0.1
19,671		Lockheed Martin Corp.	1,532,371	0.5
31,800		Masco Corp.	453,150	0.1
9,269		Norfolk Southern Corp.	679,510	0.2
20,600		Northrop Grumman Corp.	1,344,974	0.4
11,200		Paccar, Inc.	560,000	0.2
8,840		Pall Corp.	495,924	0.1
24,400		Parker Hannifin Corp.	2,167,940	0.6
5,400	L	Pitney Bowes, Inc.	129,006	0.0
5,400		Precision Castparts Corp.	848,340	0.3
17,500	@	Quanta Services, Inc.	345,625	0.1
50,400		RR Donnelley & Sons Co.	1,075,536	0.3
29,450		Raytheon Co.	1,483,691	0.4
3,020		Republic Services, Inc.	95,190	0.0
9,260		Robert Half International, Inc.	255,298	0.1
7,900		Rockwell Automation, Inc.	656,569	0.2
9,469		Rockwell Collins, Inc.	578,840	0.2
6,100		Roper Industries, Inc.	509,167	0.2
800		Ryder System, Inc.	44,000	0.0
1,100		Snap-On, Inc.	66,352	0.0
53,100		Southwest Airlines Co.	628,173	0.2
5,800		Stanley Black & Decker, Inc.	428,504	0.1
2,838	@	Stericycle, Inc.	252,838	0.1
252		Textron, Inc.	5,766	0.0
4,300		Tyco International Ltd.	212,205	0.1
11,500		Union Pacific Corp.	1,207,155	0.4
20,643		United Technologies Corp.	1,811,836	0.5
4,353		Waste Management, Inc.	169,245	0.1
300		WW Grainger, Inc.	45,321	0.0
			38,515,695	11.4

		Information Technology: 18.1%
8,900	@	Adobe Systems, Inc.	308,207	0.1
81,900	@,L	Advanced Micro Devices, Inc.	710,892	0.2
24,500	@	Akamai Technologies, Inc.	831,408	0.2
12,100		Altera Corp.	581,889	0.2
3,100		Amphenol Corp.	167,586	0.1
3,200		Analog Devices, Inc.	131,744	0.0
22,466	@,S	Apple, Inc.	7,814,349	2.3
15,012		Applied Materials, Inc.	206,865	0.1
3,900	@	Autodesk, Inc.	167,622	0.1
7,100		Automatic Data Processing, Inc.	391,281	0.1
9,300	@	BMC Software, Inc.	519,219	0.2
24,000		Broadcom Corp.	863,520	0.3
8,958		CA, Inc.	209,617	0.1
88,980		Cisco Systems, Inc.	1,494,864	0.4
9,000	@	Citrix Systems, Inc.	788,580	0.2
12,600	@	Cognizant Technology Solutions Corp.	958,104	0.3
8,800		Computer Sciences Corp.	351,032	0.1
19,700		Corning, Inc.	396,955	0.1
94,100	@	Dell, Inc.	1,513,128	0.5
14,675	@	eBay, Inc.	457,420	0.1
20,500	@	Electronic Arts, Inc.	500,405	0.2
33,420	@	EMC Corp.	951,467	0.3
5,600	@	F5 Networks, Inc.	636,048	0.2
6,506		Fidelity National Information Services, Inc.	209,363	0.1
8,857	@,L	First Solar, Inc.	1,100,482	0.3
2,406	@	Fiserv, Inc.	155,235	0.0
2,700		Flir Systems, Inc.	97,605	0.0
4,410	@	Google, Inc. - Class A	2,332,978	0.7
8,318		Harris Corp.	411,242	0.1
57,484	S	Hewlett-Packard Co.	2,148,752	0.6
26,269	S	International Business Machines Corp.	4,437,622	1.3
36,956		Intel Corp.	831,880	0.2
5,000	@	Intuit, Inc.	269,850	0.1
2,100		Jabil Circuit, Inc.	45,318	0.0
14,600	@	JDS Uniphase Corp.	294,774	0.1
11,000	@	Juniper Networks, Inc.	402,710	0.1
1,700		KLA-Tencor Corp.	73,270	0.0
7,300	@	Lexmark International, Inc.	217,394	0.1
2,700		Linear Technology Corp.	93,393	0.0
84,500	@	LSI Logic Corp.	632,905	0.2
3,833		Mastercard, Inc.	1,100,263	0.3
1,700	@	MEMC Electronic Materials, Inc.	17,884	0.0
2,200	L	Microchip Technology, Inc.	86,966	0.0
76,700	@	Micron Technology, Inc.	782,340	0.2
252,274	S	Microsoft Corp.	6,309,373	1.9
10,100	@	Monster Worldwide, Inc.	155,742	0.0
16,937	@	Motorola Mobility Holdings, Inc.	425,796	0.1
10,185	@	Motorola Solutions, Inc.	487,556	0.1
14,265	@	NetApp, Inc.	781,294	0.2
6,700	@	Novellus Systems, Inc.	243,009	0.1
22,100	@	Nvidia Corp.	442,884	0.1
96,863	S	Oracle Corp.	3,314,652	1.0
5,400		Paychex, Inc.	174,420	0.1
57,001		Qualcomm, Inc.	3,339,689	1.0
3,392	@	Red Hat, Inc.	147,891	0.0
66,400	@	SAIC, Inc.	1,165,984	0.3

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
2,100	@	Salesforce.com, Inc.	$319,746	0.1
3,100	@	Sandisk Corp.	147,312	0.0
32,400	@	Symantec Corp.	633,420	0.2
10,518	@	Teradata Corp.	586,799	0.2
32,900	@	Teradyne, Inc.	526,729	0.2
7,900		Texas Instruments, Inc.	278,870	0.1
36,700		Total System Services, Inc.	682,620	0.2
11,200		VeriSign, Inc.	392,224	0.1
11,500		Visa, Inc.	932,190	0.3
32,800	@	Western Digital Corp.	1,202,120	0.4
11,200		Western Union Co.	230,272	0.1
30,400		Xerox Corp.	310,384	0.1
3,000		Xilinx, Inc.	107,040	0.0
75,200	@	Yahoo!, Inc.	1,244,560	0.4
			61,277,004	18.1

		Materials: 2.5%
575		Air Products & Chemicals, Inc.	54,677	0.0
4,400		Ball Corp.	173,844	0.1
9,813		CF Industries Holdings, Inc.	1,509,043	0.5
1,800		Cliffs Natural Resources, Inc.	163,260	0.1
953		Dow Chemical Co.	34,432	0.0
700		EI Du Pont de Nemours & Co.	37,310	0.0
2,054		Ecolab, Inc.	112,724	0.0
4,512		FMC Corp.	380,587	0.1
35,300		Freeport-McMoRan Copper & Gold, Inc.	1,822,892	0.5
5,520		International Flavors & Fragrances, Inc.	353,611	0.1
2,939		International Paper Co.	91,756	0.0
7,300		MeadWestvaco Corp.	248,346	0.1
2,445		Monsanto Co.	173,693	0.1
20,475		Newmont Mining Corp.	1,158,271	0.3
9,500	@	Owens-Illinois, Inc.	305,140	0.1
1,120		PPG Industries, Inc.	99,344	0.0
897		Praxair, Inc.	94,938	0.0
18,400		Sealed Air Corp.	472,512	0.1
1,308		Sigma-Aldrich Corp.	91,939	0.0
13,900		Titanium Metals Corp.	260,347	0.1
10,600	L	United States Steel Corp.	488,766	0.2
4,200		Vulcan Materials Co.	170,058	0.1
			8,297,490	2.5

		Telecommunication Services: 3.2%
14,000	@	American Tower Corp.	776,720	0.2
124,783	S	AT&T, Inc.	3,938,151	1.2
13,303		CenturyTel, Inc.	574,557	0.2
28,842		Frontier Communications Corp.	255,252	0.1
18,900	@	MetroPCS Communications, Inc.	338,310	0.1
326,500	@,S	Sprint Nextel Corp.	1,910,025	0.5
53,194		Verizon Communications, Inc.	1,964,454	0.6
86,936		Windstream Corp.	1,169,289	0.3
			10,926,758	3.2

		Utilities: 3.4%
11,600	@	AES Corp.	150,336	0.0
7,500		Ameren Corp.	222,825	0.1
3,500		American Electric Power Co., Inc.	133,700	0.0
33,500		CenterPoint Energy, Inc.	647,555	0.2
75,200		CMS Energy Corp.	1,499,488	0.4
10,300		Consolidated Edison, Inc.	546,518	0.2
11,500		Constellation Energy Group, Inc.	427,570	0.1
12,200		Dominion Resources, Inc.	582,184	0.2
12,791		DTE Energy Co.	660,271	0.2
2,200		Entergy Corp.	149,930	0.0
2,300		Integrys Energy Group, Inc.	120,382	0.0
2,000		NextEra Energy, Inc.	115,900	0.0
127		Nicor, Inc.	6,980	0.0
4,600		NiSource, Inc.	93,380	0.0
14,400		Northeast Utilities	507,456	0.2
6,903	@	NRG Energy, Inc.	170,918	0.1
3,400		Oneok, Inc.	241,706	0.1
13,600		Pepco Holdings, Inc.	271,592	0.1
49,400	S	Pacific Gas & Electric Co.	2,142,972	0.6
6,600		Pinnacle West Capital Corp.	298,716	0.1
28,600		Public Service Enterprise Group, Inc.	958,100	0.3
4,035		SCANA Corp.	164,104	0.1
6,379		Sempra Energy	351,929	0.1
5,600		TECO Energy, Inc.	107,520	0.0
8,696		Wisconsin Energy Corp.	271,924	0.1
29,000		Xcel Energy, Inc.	717,460	0.2
			11,561,416	3.4

	Total Common Stock (Cost $270,980,658)		333,732,647	98.8

SHORT-TERM INVESTMENTS: 2.3%
		Securities Lending Collateral(cc): 1.2%
3,713,553		BNY Mellon Overnight Government Fund(1)	3,713,553	1.1
294,136	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	235,309	0.1
	Total Securities Lending Collateral (Cost $4,007,689)		3,948,862	1.2

		Mutual Funds: 1.1%
3,878,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $3,878,000)	3,878,000	1.1

	Total Short-Term Investments (Cost $7,885,689)		7,826,862	2.3

	Total Investments in Securities (Cost $278,866,347)*		$341,559,509	101.1
	Liabilities in Excess of Other Assets		(3,681,956)	(1.1)
	Net Assets		$337,877,553	100.0

See Accompanying Notes to Financial Statements

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $285,524,264.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,834,653
Gross Unrealized Depreciation	(8,799,408)

Net Unrealized appreciation	$56,035,245

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$333,732,647	$—	$—	$333,732,647
Short-Term Investments	7,591,553	—	235,309	7,826,862
Total Investments, at value	$341,324,200	$—	$235,309	$341,559,509
Other Financial Instruments+
Futures	70,807	—	—	70,807
Total Assets	$341,395,007	$—	$235,309	$341,630,316

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	57	06/17/11	$3,830,115	$50,748
S&P 500 E-Mini	14	09/16/11	936,950	20,059
			$4,767,065	$70,807

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 13.6%
2,900	@	99 Cents Only Stores	$59,914	0.0
8,100		Aaron’s, Inc.	228,501	0.2
12,351		Advance Auto Parts, Inc.	766,997	0.5
3,760	@	Aeropostale, Inc.	71,064	0.0
8,720		American Eagle Outfitters	115,627	0.1
9,700		American Greetings Corp.	232,800	0.2
16,300	@	ANN, Inc.	458,845	0.3
15,095	@	Ascena Retail Group, Inc.	505,079	0.3
3,153	@	Bally Technologies, Inc.	124,260	0.1
4,200	L	Barnes & Noble, Inc.	82,404	0.1
2,300		Bob Evans Farms, Inc.	72,105	0.0
16,924	@,S	BorgWarner, Inc.	1,227,159	0.9
31,200	@,L	Boyd Gaming Corp.	294,528	0.2
5,716		Brinker International, Inc.	147,359	0.1
19,239	@	Career Education Corp.	413,639	0.3
11,400	@	Cheesecake Factory	362,178	0.2
10,574	S	Chico’s FAS, Inc.	159,456	0.1
3,300	@	Collective Brands, Inc.	51,480	0.0
7,500	@	Deckers Outdoor Corp.	683,250	0.5
6,000	@	Dick’s Sporting Goods, Inc.	238,440	0.2
18,784	@,S	Dollar Tree, Inc.	1,197,292	0.8
4,300	@	DreamWorks Animation SKG, Inc.	102,813	0.1
31,300	S	Foot Locker, Inc.	780,622	0.5
8,872	@	Fossil, Inc.	939,012	0.7
9,384		Gentex Corp.	275,420	0.2
3,439		Guess ?, Inc.	157,231	0.1
5,500	@	Hanesbrands, Inc.	166,705	0.1
1,338	@,L	ITT Educational Services, Inc.	92,028	0.1
9,889	@,X	J. Crew Escrow	—	—
6,604		John Wiley & Sons, Inc.	350,012	0.2
3,435	@	Lamar Advertising Co.	99,752	0.1
2,700	@	Life Time Fitness, Inc.	99,333	0.1
9,000	@	LKQ Corp.	239,310	0.2
3,274	@	Mohawk Industries, Inc.	217,786	0.1
890	@	NVR, Inc.	663,940	0.5
15,100	@,S	Office Depot, Inc.	63,571	0.0
5,600	@	Panera Bread Co.	700,168	0.5
9,773		Petsmart, Inc.	442,717	0.3
4,247		Phillips-Van Heusen	280,175	0.2
6,000		Polaris Industries, Inc.	662,100	0.5
14,800		Regis Corp.	220,964	0.2
16,000		Rent-A-Center, Inc.	519,360	0.4
5,675	@,S	Saks, Inc.	64,184	0.0
5,200		Scholastic Corp.	141,648	0.1
14,082	S	Service Corp. International	161,661	0.1
12,273	S	Sotheby’s	522,339	0.4
800		Strayer Education, Inc.	96,144	0.1
1,618		Thor Industries, Inc.	52,261	0.0
1,800	@	Timberland Co.	58,806	0.0
8,200	@	Toll Brothers, Inc.	178,350	0.1
13,300		Tractor Supply Co.	840,028	0.6
8,681		Tupperware Corp.	568,258	0.4
8,200	@,L	Under Armour, Inc.	534,476	0.4
8,374	@	Warnaco Group, Inc.	461,826	0.3
95,995	S	Wendy’s/Arby’s Group, Inc. - Class A	482,855	0.3
16,718		Williams-Sonoma, Inc.	654,510	0.5
3,284	@	WMS Industries, Inc.	103,315	0.1
			19,486,057	13.6

		Consumer Staples: 3.6%
2,600	@	BJ’s Wholesale Club, Inc.	131,092	0.1
6,501		Church & Dwight Co., Inc.	546,734	0.4
4,200		Corn Products International, Inc.	238,266	0.2
12,033	@,S	Energizer Holdings, Inc.	927,143	0.6
4,500		Flowers Foods, Inc.	149,985	0.1
10,806	@	Green Mountain Coffee Roasters, Inc.	890,090	0.6
4,426	@	Hansen Natural Corp.	317,123	0.2
3,000		Lancaster Colony Corp.	181,920	0.1
9,646	@	Ralcorp Holdings, Inc.	848,269	0.6
2,400		Ruddick Corp.	105,480	0.1
33,018	@	Smithfield Foods, Inc.	691,727	0.5
4,000		Universal Corp.	168,680	0.1
			5,196,509	3.6

		Energy: 6.1%
19,624	S	Arch Coal, Inc.	586,561	0.4
11,018	@	Atwood Oceanics, Inc.	477,520	0.3
11,736	@	Bill Barrett Corp.	523,074	0.4
3,100		CARBO Ceramics, Inc.	465,837	0.3
7,028		Cimarex Energy Co.	674,196	0.5
10,400	@	Comstock Resources, Inc.	312,728	0.2
1,400	@	Dril-Quip, Inc.	103,852	0.1
20,861	@	Exterran Holdings, Inc.	449,555	0.3
4,977	@	Forest Oil Corp.	148,812	0.1
22,200		Frontier Oil Corp.	662,892	0.5
26,600	@,S	Helix Energy Solutions Group, Inc.	466,032	0.3
2,000	@,L	Northern Oil And Gas, Inc.	40,200	0.0
2,593		Oceaneering International, Inc.	211,329	0.1
700	@	Oil States International, Inc.	55,335	0.0
4,000	@	Patriot Coal Corp.	92,520	0.1
15,000		Patterson-UTI Energy, Inc.	469,950	0.3
24,026	@	Plains Exploration & Production Co.	885,358	0.6
5,395	@	Quicksilver Resources, Inc.	77,095	0.1
10,100	S	SM Energy Co.	671,549	0.5
21,411	S	Southern Union Co.	649,396	0.5
3,049	@	Superior Energy Services	114,246	0.1
2,868		Tidewater, Inc.	156,736	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
7,945	@	Unit Corp.	$457,553	0.3
			8,752,326	6.1

		Financials: 19.5%
3,693	@	Affiliated Managers Group, Inc.	390,461	0.3
8,414		Alexandria Real Estate Equities, Inc.	694,492	0.5
20,345	S	AMB Property Corp.	752,562	0.5
15,800		American Financial Group, Inc.	561,848	0.4
47,000	S	Apollo Investment Corp.	536,270	0.4
21,400		Arthur J. Gallagher & Co.	614,394	0.4
17,200		Aspen Insurance Holdings Ltd.	461,992	0.3
10,300		Associated Banc-Corp.	145,127	0.1
10,100		Bank of Hawaii Corp.	478,740	0.3
11,624		BRE Properties, Inc.	593,056	0.4
6,100		Brown & Brown, Inc.	160,979	0.1
4,533		Camden Property Trust	291,381	0.2
4,580		Cathay General Bancorp.	74,654	0.1
1,500		City National Corp.	84,495	0.1
10,598		Commerce Bancshares, Inc.	453,382	0.3
4,200		Corporate Office Properties Trust SBI MD	148,764	0.1
7,900	S	Cousins Properties, Inc.	69,283	0.0
2,134		Cullen/Frost Bankers, Inc.	124,284	0.1
18,108	S	Duke Realty Corp.	272,344	0.2
6,000		East-West Bancorp., Inc.	120,540	0.1
16,423		Eaton Vance Corp.	518,146	0.4
3,500		Equity One, Inc.	68,635	0.0
2,295		Essex Property Trust, Inc.	315,815	0.2
3,070		Everest Re Group Ltd.	273,138	0.2
10,100	S	Federal Realty Investment Trust	884,760	0.6
45,000	S	Fidelity National Title Group, Inc.	719,100	0.5
12,700		First American Financial Corp.	204,216	0.1
32,967		First Niagara Financial Group, Inc.	468,131	0.3
6,700		FirstMerit Corp.	109,143	0.1
12,164	S	Fulton Financial Corp.	135,507	0.1
1,200		Greenhill & Co., Inc.	66,792	0.0
10,180		Hanover Insurance Group, Inc.	417,991	0.3
19,507		HCC Insurance Holdings, Inc.	645,487	0.4
1,603		Highwoods Properties, Inc.	57,836	0.0
23,800		Hospitality Properties Trust	587,384	0.4
7,400		International Bancshares Corp.	126,318	0.1
25,586		Jefferies Group, Inc.	566,474	0.4
7,320		Jones Lang LaSalle, Inc.	711,138	0.5
16,324		Liberty Property Trust	588,643	0.4
10,218		Macerich Co.	555,553	0.4
12,935		Mack-Cali Realty Corp.	457,382	0.3
3,700		Mercury General Corp.	154,179	0.1
21,671	@,S	MSCI, Inc. - Class A	818,514	0.6
13,900		Nationwide Health Properties, Inc.	608,820	0.4
41,113	S	New York Community Bancorp., Inc.	666,031	0.5
12,763	S	Old Republic International Corp.	158,644	0.1
12,700		Omega Healthcare Investors, Inc.	270,383	0.2
11,400		Potlatch Corp.	410,400	0.3
11,500		Prosperity Bancshares, Inc.	503,125	0.4
4,882		Protective Life Corp.	117,852	0.1
6,687		Raymond James Financial, Inc.	238,993	0.2
4,924		Rayonier, Inc.	326,904	0.2
21,700	S	Realty Income Corp.	762,538	0.5
11,830		Regency Centers Corp.	547,847	0.4
5,842		Reinsurance Group of America, Inc.	371,142	0.3
26,833		SEI Investments Co.	634,332	0.4
16,460		Senior Housing Properties Trust	397,509	0.3
10,300		SL Green Realty Corp.	927,103	0.6
2,973		Stancorp Financial Group, Inc.	128,374	0.1
8,300	@	SVB Financial Group	492,854	0.3
48,137	S	Synovus Financial Corp.	114,566	0.1
2,200		Taubman Centers, Inc.	133,254	0.1
8,400		TCF Financial Corp.	126,420	0.1
12,045		Transatlantic Holdings, Inc.	560,574	0.4
14,500		Trustmark Corp.	345,680	0.2
12,900		UDR, Inc.	336,174	0.2
11,157		Unitrin, Inc.	332,813	0.2
38,640	L	Valley National Bancorp.	525,118	0.4
4,500		Waddell & Reed Financial, Inc.	173,700	0.1
7,300		Washington Federal, Inc.	115,997	0.1
20,400		Webster Financial Corp.	425,544	0.3
18,856		Weingarten Realty Investors	501,947	0.4
1,600		Westamerica Bancorp.	80,480	0.1
6,500		WR Berkley Corp.	215,215	0.2
			28,029,663	19.5

		Health Care: 10.4%
11,500	@	Allscripts Healthcare Solutions, Inc.	231,265	0.2
10,404	S	Beckman Coulter, Inc.	864,468	0.6
1,860	@	Bio-Rad Laboratories, Inc.	231,440	0.2

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
3,500	@	Charles River Laboratories International, Inc.	$135,380	0.1
19,472	@	Community Health Systems, Inc.	557,678	0.4
6,600		Cooper Cos., Inc.	494,406	0.3
3,504	@	Covance, Inc.	206,245	0.1
18,846	@	Endo Pharmaceuticals Holdings, Inc.	784,559	0.5
2,600	@	Gen-Probe, Inc.	212,654	0.1
47,332	@,S	Health Management Associates, Inc.	539,585	0.4
4,177	@	Health Net, Inc.	134,040	0.1
6,683	@	Henry Schein, Inc.	479,973	0.3
13,121		Hill-Rom Holdings, Inc.	598,842	0.4
19,008	@	Hologic, Inc.	408,672	0.3
2,794	@,L	Idexx Laboratories, Inc.	219,944	0.2
11,076	@	Immucor, Inc.	231,821	0.2
4,121	@	Kinetic Concepts, Inc.	244,540	0.2
3,400	@	LifePoint Hospitals, Inc.	142,800	0.1
17,690		Lincare Holdings, Inc.	536,361	0.4
1,900		Masimo Corp.	58,368	0.0
3,321		Medicis Pharmaceutical Corp.	124,438	0.1
8,100	@	Mednax, Inc.	608,715	0.4
5,436	@,S	Mettler Toledo International, Inc.	909,823	0.6
6,711		Omnicare, Inc.	210,994	0.1
13,800		Owens & Minor, Inc.	477,480	0.3
12,589	S	Perrigo Co.	1,077,115	0.8
11,904		Pharmaceutical Product Development, Inc.	343,430	0.2
11,026	@	Resmed, Inc.	355,037	0.2
2,010		Steris Corp.	72,541	0.1
2,276		Techne Corp.	185,494	0.1
5,833		Teleflex, Inc.	362,229	0.3
15,153	@	Thoratec Corp.	526,870	0.4
2,842	@	United Therapeutics Corp.	183,508	0.1
15,793		Universal Health Services, Inc.	860,561	0.6
5,200	@	VCA Antech, Inc.	127,140	0.1
19,200	@,S	Vertex Pharmaceuticals, Inc.	1,036,608	0.7
4,480	@	WellCare Health Plans, Inc.	220,640	0.2
			14,995,664	10.4

		Industrials: 15.0%
4,700		Acuity Brands, Inc.	286,512	0.2
23,600	@	Aecom Technology Corp.	676,612	0.5
6,400	@	AGCO Corp.	330,688	0.2
8,043	@	Alaska Air Group, Inc.	543,224	0.4
2,400		Alexander & Baldwin, Inc.	117,528	0.1
1,763		Alliant Techsystems, Inc.	126,107	0.1
13,500		Ametek, Inc.	587,115	0.4
17,807	@,S	BE Aerospace, Inc.	666,338	0.5
14,100		Brink’s Co.	419,475	0.3
6,504		Bucyrus International, Inc.	597,392	0.4
8,650		Carlisle Cos., Inc.	420,390	0.3
4,700	@	Clean Harbors, Inc.	475,452	0.3
10,477		Con-way, Inc.	414,156	0.3
12,045	@	Copart, Inc.	566,115	0.4
1,800		Corporate Executive Board Co.	75,690	0.1
10,392	@	Corrections Corp. of America	239,016	0.2
1,772		Crane Co.	87,165	0.1
12,400		Deluxe Corp.	319,176	0.2
4,866		Donaldson Co., Inc.	290,549	0.2
11,476	@	FTI Consulting, Inc.	438,039	0.3
6,700		Gardner Denver, Inc.	561,326	0.4
8,800		GATX Corp.	349,536	0.2
7,900		Graco, Inc.	399,424	0.3
15,333		Harsco Corp.	513,809	0.4
2,900		Herman Miller, Inc.	72,790	0.0
1,880		HNI, Corp.	46,831	0.0
7,253		Hubbell, Inc.	479,859	0.3
10,400	@	Huntington Ingalls Industries, Inc.	380,328	0.3
15,000		IDEX Corp.	680,100	0.5
4,202		JB Hunt Transport Services, Inc.	192,662	0.1
4,900	@,S	JetBlue Airways Corp.	29,743	0.0
17,382	@	Kansas City Southern	1,023,626	0.7
11,254		KBR, Inc.	419,999	0.3
15,100		Kennametal, Inc.	630,123	0.4
5,700	@	Kirby Corp.	327,579	0.2
3,177		Landstar System, Inc.	150,336	0.1
7,800		Lennox International, Inc.	363,558	0.3
8,300		Lincoln Electric Holdings, Inc.	619,595	0.4
5,096		Manpower, Inc.	311,518	0.2
4,100		Mine Safety Appliances Co.	154,078	0.1
8,200		MSC Industrial Direct Co.	569,982	0.4
3,600		Nordson Corp.	187,272	0.1
19,400	@	Oshkosh Truck Corp.	537,380	0.4
5,347		Pentair, Inc.	216,447	0.2
5,368		Regal-Beloit Corp.	370,392	0.3
4,193	@	Shaw Group, Inc.	153,170	0.1
8,865		SPX Corp.	734,997	0.5
5,103	@	Terex Corp.	151,304	0.1
3,701	@	Thomas & Betts Corp.	202,630	0.1
13,166		Timken Co.	679,629	0.5
9,100		Towers Watson & Co.	577,395	0.4
13,900		Trinity Industries, Inc.	478,021	0.3
7,900	@	United Rentals, Inc.	215,986	0.1
6,271	@	URS Corp.	276,300	0.2
1,100		Valmont Industries, Inc.	110,242	0.1
2,599		Wabtec Corp.	175,666	0.1
10,200		Waste Connections, Inc.	320,688	0.2
1,500		Watsco, Inc.	100,410	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
3,622		Woodward Governor Co.	$127,567	0.1
			21,569,037	15.0

		Information Technology: 15.7%
4,600	@	ACI Worldwide, Inc.	148,902	0.1
3,200	@	Acxiom Corp.	44,000	0.0
2,262		Adtran, Inc.	96,949	0.1
2,969	@,L	Alliance Data Systems Corp.	278,878	0.2
6,447	@	Ansys, Inc.	369,864	0.3
6,700	@	AOL, Inc.	137,819	0.1
19,660	@,S	Arrow Electronics, Inc.	877,426	0.6
72,923	@,S	Atmel Corp.	1,095,303	0.8
23,971	@,S	Avnet, Inc.	867,750	0.6
25,075		Broadridge Financial Solutions ADR	573,716	0.4
51,968	@,S	Cadence Design Systems, Inc.	555,538	0.4
3,720	@	Ciena Corp.	99,510	0.1
1,500	@	Concur Technologies, Inc.	74,955	0.0
7,332	@	Convergys Corp.	93,703	0.1
6,200	@	CoreLogic, Inc.	112,282	0.1
4,883	@,L	Cree, Inc.	214,315	0.1
32,300		Cypress Semiconductor Corp.	756,466	0.5
2,535		Diebold, Inc.	83,782	0.1
1,613	@	Digital River, Inc.	52,503	0.0
1,443		DST Systems, Inc.	72,540	0.0
3,081	@	Equinix, Inc.	312,413	0.2
5,000		Factset Research Systems, Inc.	554,300	0.4
2,800		Fair Isaac Corp.	81,900	0.1
13,800	@	Fairchild Semiconductor International, Inc.	248,952	0.2
14,700	@	Gartner, Inc.	573,741	0.4
3,830		Global Payments, Inc.	199,007	0.1
6,532	@	Informatica Corp.	383,167	0.3
8,962	@	Ingram Micro, Inc.	170,368	0.1
49,500	@,S	Integrated Device Technology, Inc.	415,305	0.3
4,200	@	International Rectifier Corp.	120,876	0.1
7,900		Intersil Corp.	113,365	0.1
7,400	@	Itron, Inc.	379,250	0.3
4,900		Jack Henry & Associates, Inc.	153,076	0.1
19,000	@	Lam Research Corp.	892,905	0.6
18,950		Lender Processing Services, Inc.	503,691	0.3
16,800	@,S	Mentor Graphics Corp.	225,288	0.2
13,530	@	Micros Systems, Inc.	690,842	0.5
7,500		National Instruments Corp.	219,000	0.1
9,100	@	NCR Corp.	177,632	0.1
19,475	@	NeuStar, Inc.	521,151	0.4
27,000	@	Parametric Technology Corp.	628,830	0.4
11,544		Plantronics, Inc.	422,280	0.3
5,439	@	Polycom, Inc.	312,253	0.2
26,600	@	QLogic Corp.	430,388	0.3
16,043	@	Quest Software, Inc.	364,096	0.3
14,800	@	Rackspace Hosting, Inc.	651,200	0.5
11,124	@,S	RF Micro Devices, Inc.	70,081	0.0
25,000	@	Riverbed Technolgoy, Inc.	948,000	0.7
8,024	@,S	Rovi Corp.	465,071	0.3
3,500	@	Semtech Corp.	100,170	0.1
10,600	@	Silicon Laboratories, Inc.	455,588	0.3
12,500	@	Skyworks Solutions, Inc.	318,375	0.2
10,400		Solera Holdings, Inc.	614,536	0.4
3,200	@	SRA International, Inc.	99,040	0.1
23,100	@	Synopsys, Inc.	631,554	0.4
2,679	@	Tech Data Corp.	126,904	0.1
12,100	@	TIBCO Software, Inc.	339,889	0.2
9,039	@	Trimble Navigation Ltd.	394,914	0.3
12,900	@	Varian Semiconductor Equipment Associates, Inc.	792,253	0.5
34,357	@	Vishay Intertechnology, Inc.	545,246	0.4
7,600	@	Zebra Technologies Corp.	337,820	0.2
			22,590,918	15.7

		Materials: 7.1%
14,100		Albemarle Corp.	998,844	0.7
11,200		Aptargroup, Inc.	598,080	0.4
6,352		Ashland, Inc.	434,096	0.3
12,900		Cabot Corp.	544,767	0.4
3,700		Carpenter Technology Corp.	194,509	0.1
5,400		Commercial Metals Co.	80,406	0.1
2,300		Compass Minerals International, Inc.	213,831	0.1
6,585		Cytec Industries, Inc.	370,011	0.3
3,000		Domtar Corp.	307,440	0.2
1,700		Greif, Inc. - Class A	112,404	0.1
2,300	@,L	Intrepid Potash, Inc.	74,037	0.0
3,500	@,S	Louisiana-Pacific Corp.	29,330	0.0
7,000	S	Lubrizol Corp.	941,500	0.6
2,756		Martin Marietta Materials, Inc.	236,079	0.2
1,400		Minerals Technologies, Inc.	95,200	0.1
2,200		NewMarket Corp.	383,284	0.3
19,000		Olin Corp.	456,380	0.3
3,065		Packaging Corp. of America	89,192	0.1
5,834		Reliance Steel & Aluminum Co.	300,509	0.2
7,400	L	Rock-Tenn Co.	568,542	0.4
6,906		RPM International, Inc.	162,291	0.1
9,300		Scotts Miracle-Gro Co.	536,610	0.4
6,900		Sensient Technologies Corp.	262,545	0.2
8,600		Silgan Holdings, Inc.	386,054	0.3

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
13,514		Sonoco Products Co.	$478,666	0.3
21,489		Steel Dynamics, Inc.	367,462	0.2
23,356		Temple-Inland, Inc.	554,471	0.4
5,618		Valspar Corp.	216,124	0.1
11,600		Worthington Industries	253,228	0.2
			10,245,892	7.1

		Telecommunication Services: 0.6%
17,800		Telephone & Data Systems, Inc.	582,060	0.4
10,240	@	TW Telecom, Inc.	222,208	0.2
			804,268	0.6

		Utilities: 6.2%
4,375		AGL Resources, Inc.	179,856	0.1
20,500		Alliant Energy Corp.	843,165	0.6
15,800		Aqua America, Inc.	359,766	0.3
5,100		Atmos Energy Corp.	170,085	0.1
9,399		Black Hills Corp.	291,557	0.2
12,700		Cleco Corp.	445,643	0.3
20,776		DPL, Inc.	626,812	0.4
8,700		Energen Corp.	541,749	0.4
18,200		Great Plains Energy, Inc.	385,294	0.3
20,630		Hawaiian Electric Industries	512,243	0.4
3,364		Idacorp, Inc.	132,441	0.1
11,900		MDU Resources Group, Inc.	281,197	0.2
6,166		National Fuel Gas Co.	444,199	0.3
9,600		NSTAR	441,984	0.3
31,404		NV Energy, Inc.	495,241	0.3
12,438		OGE Energy Corp.	635,209	0.4
9,100		Questar Corp.	157,703	0.1
19,512		UGI Corp.	639,603	0.5
19,200		Vectren Corp.	541,824	0.4
10,900		Westar Energy, Inc.	296,371	0.2
10,496		WGL Holdings, Inc.	411,968	0.3
			8,833,910	6.2
		Total Common Stock
		(Cost $107,447,605)	140,504,244	97.8

SHORT-TERM INVESTMENTS: 3.6%
		Securities Lending Collateral(cc): 1.9%
2,112,941		BNY Mellon Overnight Government Fund(1)	2,112,941	1.5
750,670	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	600,536	0.4
		Total Securities Lending Collateral
		(Cost $2,863,611)	2,713,477	1.9

		Mutual Funds: 1.7%
2,403,000		BlackRock Liquidity Funds,TempFund, Institutional Class(Cost $2,403,000)	2,403,000	1.7

		Total Short-Term Investments (Cost $5,266,611)	5,116,477	3.6

		Total Investments in Securities (Cost $112,714,216)*	$145,620,721	101.4
		Liabilities in Excess of Other Assets	(1,965,492)	(1.4)
		Net Assets	$143,655,229	100.0

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $113,948,908.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,054,452
Gross Unrealized Depreciation	(2,382,639)

Net Unrealized appreciation	$31,671,813

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$19,486,057	$—	$—	$19,486,057
Consumer Staples	5,196,509	—	—	5,196,509
Energy	8,752,326	—	—	8,752,326
Financials	28,029,663	—	—	28,029,663
Health Care	14,995,664	—	—	14,995,664
Industrials	21,569,037	—	—	21,569,037
Information Technology	22,590,918	—	—	22,590,918
Materials	10,245,892	—	—	10,245,892
Telecommunication Services	804,268	—	—	804,268
Utilities	8,833,910	—	—	8,833,910
Total Common Stock	140,504,244	—	—	140,504,244
Short-Term Investments	4,515,941	—	600,536	5,116,477
Total Investments, at value	$145,020,185	$—	$600,536	$145,620,721
Other Financial Instruments+
Futures	135,350	—	—	135,350
Total Assets	$145,155,535	$—	$600,536	$145,756,071

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	35	06/17/11	$3,498,600	$135,350
			$3,498,600	$135,350

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 14.3%
1,300	@	American Public Education, Inc.	$56,914	0.1
3,316		Arbitron, Inc.	141,593	0.2
1,200	@,S	Audiovox Corp.	9,132	0.0
4,222		Big 5 Sporting Goods Corp.	40,109	0.1
137	@	Biglari Holdings, Inc.	54,588	0.1
1,450	@	BJ’s Restaurants, Inc.	74,284	0.1
1,000	@	Blue Nile, Inc.	50,000	0.1
10,800		Brown Shoe Co., Inc.	111,348	0.2
12,934		Brunswick Corp.	280,409	0.4
1,486	L	Buckle, Inc.	63,437	0.1
750	@	Buffalo Wild Wings, Inc.	46,980	0.1
10,838	@	Cabela’s, Inc.	266,181	0.4
8,082	@	California Pizza Kitchen, Inc.	148,790	0.2
24,550	S	Callaway Golf Co.	166,203	0.2
4,408	@,L	Capella Education Co.	213,083	0.3
12,995	@	Carter’s, Inc.	411,942	0.6
3,002		Cato Corp.	81,714	0.1
1,200		CEC Entertainment, Inc.	48,828	0.1
2,535	@	Childrens Place Retail Stores, Inc.	127,358	0.2
6,769	@,L	Coinstar, Inc.	359,637	0.5
26,700	@,L,S	Corinthian Colleges, Inc.	103,062	0.1
975		Cracker Barrel Old Country Store	46,196	0.1
6,696	@	CROCS, Inc.	152,200	0.2
660	@	DineEquity, Inc.	35,482	0.0
3,700		Drew Industries, Inc.	97,680	0.1
7,650		Ethan Allen Interiors, Inc.	178,016	0.2
3,032		Finish Line	69,918	0.1
10,497		Fred’s, Inc.	152,731	0.2
6,039	@	Genesco, Inc.	271,695	0.4
6,920		Group 1 Automotive, Inc.	268,012	0.4
1,200		Haverty Furniture Cos., Inc.	13,356	0.0
7,683	@	Helen of Troy Ltd.	248,852	0.4
1,327	@	Hibbett Sporting Goods, Inc.	55,256	0.1
3,976		Hillenbrand, Inc.	90,454	0.1
5,076	@	HSN, Inc.	178,726	0.3
5,255	@	Iconix Brand Group, Inc.	129,798	0.2
9,750	@	Interval Leisure Group, Inc.	132,210	0.2
13,900	@	Jack in the Box, Inc.	308,719	0.4
2,086	@	Jakks Pacific, Inc.	41,365	0.1
1,081	@	JoS. A Bank Clothiers, Inc.	61,725	0.1
2,176	@	La-Z-Boy, Inc.	24,088	0.0
6,300		Lithia Motors, Inc.	112,770	0.2
14,435	@	Live Nation, Inc.	166,436	0.2
4,677	@,S	Liz Claiborne, Inc.	30,541	0.0
3,300	@,L	Lumber Liquidators	89,001	0.1
3,500	@	Maidenform Brands, Inc.	105,455	0.1
3,900		Marcus Corp.	40,950	0.1
3,265		Men’s Wearhouse, Inc.	112,414	0.2
2,060	@	Meritage Homes Corp.	51,500	0.1
900	@	Monarch Casino & Resort, Inc.	8,388	0.0
8,421		Monro Muffler, Inc.	272,419	0.4
1,800	@,S	Multimedia Games, Inc.	9,936	0.0
6,464	L	Nutri/System, Inc.	91,530	0.1
26,838	@	OfficeMax, Inc.	224,366	0.3
1,550		Oxford Industries, Inc.	58,823	0.1
6,630	@	Papa John’s International, Inc.	219,652	0.3
700	@,L	Peet’s Coffee & Tea, Inc.	35,623	0.0
1,839		PEP Boys-Manny Moe & Jack	26,114	0.0
1,900	@	Perry Ellis International, Inc.	59,290	0.1
13,250		PetMed Express, Inc.	169,733	0.2
7,073		PF Chang’s China Bistro, Inc.	285,678	0.4
2,196	@	Pinnacle Entertainment, Inc.	31,908	0.0
4,582		Pool Corp.	138,560	0.2
1,198	@	Pre-Paid Legal Services, Inc.	79,499	0.1
40,747	@,S	Quiksilver, Inc.	189,881	0.3
10,235	@	Ruby Tuesday, Inc.	108,491	0.2
19,610	@	Shuffle Master, Inc.	213,553	0.3
12,401	@	Skechers USA, Inc.	216,769	0.3
13,300		Sonic Automotive, Inc.	173,831	0.2
4,850	@	Sonic Corp.	55,727	0.1
2,610		Stage Stores, Inc.	47,084	0.1
5,084	@,S	Standard-Pacific Corp.	20,183	0.0
3,500		Stein Mart, Inc.	34,300	0.0
860	@	Steven Madden Ltd.	47,936	0.1
3,500		Sturm Ruger & Co., Inc.	77,070	0.1
4,573		Superior Industries International	100,194	0.1
6,933		Texas Roadhouse, Inc.	119,456	0.2
5,026	@	True Religion Apparel, Inc.	147,714	0.2
2,317	@	Universal Electronics, Inc.	59,060	0.1
2,500		Universal Technical Institute, Inc.	45,350	0.1
3,100	@	Vitamin Shoppe, Inc.	126,263	0.2
11,950	@,S	Winnebago Industries	136,827	0.2
6,430		Wolverine World Wide, Inc.	251,542	0.4
3,250	@,S	Zale Corp.	20,345	0.0
3,450	@,L	Zumiez, Inc.	104,811	0.1
			10,129,044	14.3

		Consumer Staples: 4.1%
6,700	@,S	Alliance One International, Inc.	25,996	0.0
1,055		Andersons, Inc.	45,713	0.1
7,300		B&G Foods, Inc.	135,342	0.2
1,778	@	Boston Beer Co., Inc.	149,014	0.2
2,500	L	Calavo Growers, Inc.	55,350	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
1,687	L	Cal-Maine Foods, Inc.	$50,290	0.1
8,044		Casey’s General Stores, Inc.	333,424	0.5
4,523	@	Central Garden & Pet Co.	45,501	0.1
24,680	@	Darling International, Inc.	472,622	0.7
1,877		Diamond Foods, Inc.	139,705	0.2
3,112	@	Hain Celestial Group, Inc.	111,285	0.1
1,539		J&J Snack Foods Corp.	79,289	0.1
3,276		Nash Finch Co.	123,079	0.2
12,500	@	Prestige Brands Holdings, Inc.	161,375	0.2
935		Sanderson Farms, Inc.	41,056	0.1
600	@	Seneca Foods Corp.	16,458	0.0
9,856		Snyders-Lance, Inc.	209,539	0.3
1,500		Spartan Stores, Inc.	27,975	0.0
4,950	@	TreeHouse Foods, Inc.	301,604	0.4
5,288	@	United Natural Foods, Inc.	230,081	0.3
3,100		WD-40 Co.	131,378	0.2
			2,886,076	4.1

		Energy: 4.7%
1,150	@	Basic Energy Services, Inc.	31,280	0.0
6,561		Bristow Group, Inc.	301,478	0.4
1,150	@	Contango Oil & Gas Co.	71,254	0.1
5,400	@	Georesources, Inc.	133,758	0.2
900		Gulf Island Fabrication, Inc.	30,600	0.0
8,700	@	Gulfport Energy Corp.	257,433	0.4
3,980	S	Holly Corp.	247,994	0.4
150	@,L	Hornbeck Offshore Services, Inc.	4,048	0.0
34,285	@,S	ION Geophysical Corp.	345,936	0.5
5,514	S	Lufkin Industries, Inc.	500,175	0.7
2,500	@	Matrix Service Co.	33,425	0.0
3,098		Penn Virginia Corp.	45,200	0.1
6,722	@	Petroleum Development Corp.	244,345	0.3
4,350	@,S	Petroquest Energy, Inc.	34,757	0.0
2,519	@,S	Pioneer Drilling Co.	36,878	0.1
1,794		SEACOR Holdings, Inc.	178,808	0.3
2,994	@	Stone Energy Corp.	96,586	0.1
4,558	@	Swift Energy Co.	178,810	0.3
4,550	@	Tetra Technologies, Inc.	62,062	0.1
13,673	S	World Fuel Services Corp.	500,158	0.7
			3,334,985	4.7

		Financials: 18.8%
2,228		Acadia Realty Trust	46,008	0.1
619	@	Amerisafe, Inc.	14,324	0.0
2,900	S	Bank Mutual Corp.	11,832	0.0
1,075		Bank of the Ozarks, Inc.	52,256	0.1
12,645	S	BioMed Realty Trust, Inc.	259,096	0.4
24,250	S	Boston Private Financial Holdings, Inc.	160,050	0.2
12,663	S	Brookline Bancorp., Inc.	110,548	0.2
4,700		Calamos Asset Management, Inc.	70,453	0.1
1,015		Cash America International, Inc.	52,841	0.1
11,100	S	Cedar Shopping Centers, Inc.	58,830	0.1
1,800		City Holding Co.	58,086	0.1
16,105		Colonial Properties Trust	339,815	0.5
4,743		Columbia Banking System, Inc.	85,327	0.1
2,940		Community Bank System, Inc.	73,735	0.1
8,570		Delphi Financial Group	249,987	0.4
14,234		DiamondRock Hospitality Co.	163,691	0.2
5,400		Dime Community Bancshares	75,708	0.1
1,550		EastGroup Properties, Inc.	72,711	0.1
2,300		Employers Holdings, Inc.	38,203	0.1
9,416		Entertainment Properties Trust	457,429	0.6
18,780		Extra Space Storage, Inc.	408,653	0.6
9,272	@	Ezcorp, Inc.	304,029	0.4
6,789	@	First Cash Financial Services, Inc.	283,441	0.4
4,200	S	First Commonwealth Financial Corp.	24,570	0.0
6,920		First Financial Bancorp.	110,720	0.2
4,550	L	First Financial Bankshares, Inc.	240,513	0.3
14,196		First Midwest Bancorp., Inc.	173,759	0.2
3,979	@	Forestar Real Estate Group, Inc.	72,537	0.1
10,249		Franklin Street Properties Corp.	140,309	0.2
7,300		Getty Realty Corp.	189,435	0.3
16,800		Glacier Bancorp., Inc.	238,896	0.3
3,500		Hancock Holding Co.	113,085	0.2
14,150	S	Healthcare Realty Trust, Inc.	311,583	0.4
2,650		Home Bancshares, Inc.	63,547	0.1
6,956	S	Home Properties, Inc.	430,576	0.6
5,842		Horace Mann Educators Corp.	95,341	0.1
1,231		Independent Bank Corp.	36,487	0.0
2,531		Infinity Property & Casualty Corp.	134,548	0.2
3,500	S	Inland Real Estate Corp.	31,955	0.0
1,900		Interactive Brokers Group, Inc.	32,604	0.0
2,000	@	Investment Technology Group, Inc.	30,280	0.0
5,366		Kilroy Realty Corp.	222,528	0.3
16,350	S	Kite Realty Group Trust	81,914	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
5,500		LaSalle Hotel Properties	$153,890	0.2
21,030	S	Lexington Realty Trust	198,523	0.3
1,210		LTC Properties, Inc.	35,719	0.0
6,514		Medical Properties Trust, Inc.	80,513	0.1
2,851	S	Mid-America Apartment Communities, Inc.	195,436	0.3
14,030	@,S	National Financial Partners Corp.	183,372	0.3
7,500	S	National Penn Bancshares, Inc.	56,625	0.1
16,499	S	National Retail Properties, Inc.	425,344	0.6
1,643	@	Navigators Group, Inc.	78,568	0.1
4,926		NBT Bancorp., Inc.	108,323	0.2
5,800		Old National Bancorp.	62,640	0.1
4,730		OptionsXpress Holdings, Inc.	86,559	0.1
3,300		Parkway Properties, Inc.	60,588	0.1
4,351		Pennsylvania Real Estate Investment Trust	74,663	0.1
2,850	@	Pinnacle Financial Partners, Inc.	44,204	0.1
6,288	@	Piper Jaffray Cos.	208,887	0.3
3,725	@	Portfolio Recovery Associates, Inc.	322,660	0.5
3,508		Post Properties, Inc.	147,687	0.2
3,177		PrivateBancorp, Inc.	52,007	0.1
3,619	@,S	ProAssurance Corp.	254,452	0.4
4,100		Prospect Capital Corp.	48,011	0.1
4,850		Provident Financial Services, Inc.	69,307	0.1
4,311		PS Business Parks, Inc.	247,839	0.3
1,900		RLI Corp.	114,475	0.2
3,000		S&T Bancorp, Inc.	55,890	0.1
2,420		Safety Insurance Group, Inc.	108,658	0.2
2,200		Saul Centers, Inc.	87,824	0.1
3,050		Selective Insurance Group	50,539	0.1
8,248	@,S	Signature Bank	469,476	0.7
2,159		Simmons First National Corp.	56,436	0.1
1,648		Sovran Self Storage, Inc.	69,150	0.1
12,400	S	Sterling Bancshares, Inc.	105,276	0.1
10,672	@	Stifel Financial Corp.	429,761	0.6
17,367		Susquehanna Bancshares, Inc.	151,440	0.2
4,886	S	SWS Group, Inc.	31,759	0.0
14,758		Tanger Factory Outlet Centers, Inc.	405,255	0.6
1,700	@	Texas Capital Bancshares, Inc.	42,551	0.1
950		Tompkins Financial Corp.	36,813	0.0
9,167		Tower Group, Inc.	222,758	0.3
10,750	S	Trustco Bank Corp.	63,640	0.1
7,836		UMB Financial Corp.	334,205	0.5
12,964		Umpqua Holdings Corp.	155,309	0.2
7,768		United Bankshares, Inc.	188,374	0.3
13,200	@,S	United Community Banks, Inc.	28,908	0.0
2,500		United Fire & Casualty Co.	47,400	0.1
750		Universal Health Realty Income Trust	32,483	0.0
2,560		Urstadt Biddle Properties, Inc.	49,050	0.1
5,607		Whitney Holding Corp.	75,302	0.1
8,200	@,S	Wilshire Bancorp., Inc.	25,666	0.0
8,584		Wintrust Financial Corp.	278,722	0.4
2,655	@,L	World Acceptance, Corp.	177,035	0.2
			13,312,212	18.8

		Health Care: 13.0%
5,550	@	Abaxism, Inc.	172,771	0.2
7,900	@,S	Affymetrix, Inc.	48,111	0.1
3,200	@	Air Methods Corp.	195,360	0.3
6,562	@	Align Technology, Inc.	160,769	0.2
1,300	@	Almost Family, Inc.	39,273	0.1
2,952	@	Amedisys, Inc.	92,398	0.1
9,015	@	American Medical Systems Holdings, Inc.	269,909	0.4
7,248	@,S	AMERIGROUP Corp.	513,956	0.7
1,934	@,S	Amsurg Corp.	50,110	0.1
700		Analogic Corp.	37,415	0.0
8,100	@,S	Arqule, Inc.	58,482	0.1
7,000	@,L	Bio-Reference Labs, Inc.	174,510	0.2
2,000	@,S	Cambrex Corp.	9,780	0.0
2,600		Cantel Medical Corp.	61,646	0.1
3,546	@	Centene Corp.	123,401	0.2
1,000		Chemed Corp.	67,570	0.1
900		Computer Programs & Systems, Inc.	56,475	0.1
5,350	@	Conmed Corp.	151,405	0.2
1,900	@,S	CryoLife, Inc.	10,659	0.0
3,967	@	Cubist Pharmaceuticals, Inc.	152,849	0.2
1,150	@	Cyberonics	37,547	0.1
7,900	@	Emergent Biosolutions, Inc.	197,342	0.3
2,900		Ensign Group, Inc.	86,710	0.1
2,802	@,S	eResearch Technology, Inc.	17,765	0.0
8,833	@	Gentiva Health Services, Inc.	216,232	0.3
800	@	Greatbatch, Inc.	23,160	0.0
4,980	@	Haemonetics Corp.	336,797	0.5
2,000	@	Hanger Orthopedic Group, Inc.	50,300	0.1
8,231	@	Healthspring, Inc.	360,929	0.5
1,600	@	Healthways, Inc.	25,936	0.0
1,700	@	Hi-Tech Pharmacal Co., Inc.	47,702	0.1
5,250	@,S	HMS Holdings Corp.	409,815	0.6
900	@,S	ICU Medical, Inc.	39,024	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
3,500	@	Integra LifeSciences Holdings Corp.	$179,515	0.3
6,909	S	Invacare Corp.	232,004	0.3
2,500	@	IPC The Hospitalist Co., Inc.	126,950	0.2
2,700		Landauer, Inc.	161,244	0.2
4,897	@	LHC Group, Inc.	132,121	0.2
3,225	@	Magellan Health Services, Inc.	170,731	0.2
1,300	@	Medcath Corp.	17,628	0.0
7,387		Meridian Bioscience, Inc.	176,254	0.2
9,782	@	Merit Medical Systems, Inc.	191,923	0.3
1,444	@	Molina Healthcare, Inc.	39,248	0.1
3,245	@	MWI Veterinary Supply, Inc.	273,553	0.4
1,896	@	Natus Medical, Inc.	31,834	0.0
5,985	@	Neogen Corp.	268,367	0.4
2,603	@	Omnicell, Inc.	40,112	0.1
8,816	@	Par Pharmaceutical Cos., Inc.	302,918	0.4
12,906	@	Parexel International Corp.	324,844	0.5
2,850	@	PharMerica Corp.	35,169	0.0
4,351	@	PSS World Medical, Inc.	127,136	0.2
3,685		Quality Systems, Inc.	317,205	0.4
2,200	@	Questcor Pharmaceuticals, Inc.	50,754	0.1
9,797	@,S	Regeneron Pharmaceuticals, Inc.	588,016	0.8
3,591	@	RehabCare Group, Inc.	134,950	0.2
5,192	@,S	Salix Pharmaceuticals Ltd.	207,836	0.3
24,642	@,L	Savient Pharmaceuticals, Inc.	209,211	0.3
18,410	@	Viropharma, Inc.	356,233	0.5
2,387		West Pharmaceutical Services, Inc.	110,948	0.2
901	@	Zoll Medical Corp.	54,790	0.1
			9,157,602	13.0

		Industrials: 15.2%
2,033		AAR Corp.	53,651	0.1
10,470		ABM Industries, Inc.	238,507	0.3
14,095	S	Actuant Corp.	354,348	0.5
4,213	@	Aerovironment, Inc.	127,190	0.2
4,650		Albany International Corp.	128,340	0.2
934	@,L	Allegiant Travel Co.	42,600	0.1
1,287		American Science & Engineering, Inc.	111,364	0.2
7,800		AO Smith Corp.	323,466	0.5
1,141		Apogee Enterprises, Inc.	15,107	0.0
8,617		Applied Industrial Technologies, Inc.	306,937	0.4
1,071		Arkansas Best Corp.	26,229	0.0
627	@	Astec Industries, Inc.	23,525	0.0
1,400		AZZ, Inc.	61,768	0.1
3,500		Badger Meter, Inc.	130,270	0.2
1,440		Barnes Group, Inc.	34,718	0.0
9,807		Belden CDT, Inc.	352,464	0.5
5,099		Brady Corp.	175,762	0.2
7,449		Briggs & Stratton Corp.	155,312	0.2
2,100		Cascade Corp.	85,323	0.1
3,000		CDI Corp.	42,150	0.1
1,096	@	Ceradyne, Inc.	49,057	0.1
1,100		CIRCOR International, Inc.	48,741	0.1
4,983		Clarcor, Inc.	212,326	0.3
3,500		Comfort Systems USA, Inc.	36,295	0.1
631	@	Consolidated Graphics, Inc.	34,825	0.1
4,162		Cubic Corp.	213,261	0.3
3,462	S	Curtiss-Wright Corp.	118,089	0.2
4,350	@	Dolan Media Co.	45,588	0.1
2,286	@	Dycom Industries, Inc.	39,068	0.1
4,441	@	EMCOR Group, Inc.	134,873	0.2
6,800		Encore Wire Corp.	165,172	0.2
2,300	@	EnPro Industries, Inc.	104,834	0.1
1,300		ESCO Technologies, Inc.	48,841	0.1
6,161	@,S	Esterline Technologies Corp.	465,895	0.7
1,689	@	Exponent, Inc.	72,424	0.1
4,600	S	Federal Signal Corp.	30,222	0.0
5,959		Forward Air Corp.	209,161	0.3
1,300		G&K Services, Inc.	41,119	0.1
13,700	@,S	Gencorp, Inc.	86,036	0.1
13,355	@	Geo Group, Inc.	328,399	0.5
3,900	@	Gibraltar Industries, Inc.	50,934	0.1
4,339	@	Griffon Corp.	45,950	0.1
5,988		Healthcare Services Group	102,155	0.1
14,266		Heartland Express, Inc.	237,101	0.3
3,950		Heidrick & Struggles International, Inc.	82,752	0.1
1,629	@	HUB Group, Inc.	62,163	0.1
1,287	@	II-VI, Inc.	73,179	0.1
8,750	@	Insituform Technologies, Inc.	225,837	0.3
841		Insperity, Inc.	26,458	0.0
11,915		Interface, Inc.	229,364	0.3
7,329	S	John Bean Technologies Corp.	143,942	0.2
1,596		Kaman Corp.	57,584	0.1
7,516		Kaydon Corp.	273,357	0.4
8,500	@	Kelly Services, Inc.	149,855	0.2
13,659		Knight Transportation, Inc.	233,569	0.3
400		Lawson Products	7,540	0.0
3,687		Lindsay Manufacturing Co.	247,324	0.4
650	@	Mobile Mini, Inc.	14,625	0.0
8,567	@	Moog, Inc.	351,675	0.5
1,962		Mueller Industries, Inc.	72,947	0.1
872	L	National Presto Industries, Inc.	91,429	0.1
1,400	@	NCI Building Systems, Inc.	15,204	0.0

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
3,828	@	Old Dominion Freight Line	$142,899	0.2
2,545	@	Orbital Sciences Corp.	47,871	0.1
6,000	@	Orion Marine Group, Inc.	63,840	0.1
3,600	@	Powell Industries, Inc.	123,660	0.2
1,669		Quanex Building Products Corp.	33,113	0.0
3,180		Robbins & Myers, Inc.	140,111	0.2
2,483	@	School Specialty, Inc.	38,188	0.1
14,312	@,S	SFN Group, Inc.	148,702	0.2
9,333		Simpson Manufacturing Co., Inc.	261,511	0.4
4,474		Skywest, Inc.	69,034	0.1
2,900		Standex International Corp.	96,338	0.1
3,671	@,S	SYKES Enterprises, Inc.	79,404	0.1
2,940	@	Teledyne Technologies, Inc.	144,354	0.2
11,415	@	Tetra Tech, Inc.	277,727	0.4
6,233		Toro Co.	398,164	0.6
394		Tredegar Corp.	7,640	0.0
10,955	@	TrueBlue, Inc.	160,381	0.2
788		Unifirst Corp.	42,253	0.1
2,168		United Stationers, Inc.	160,475	0.2
858		Universal Forest Products, Inc.	25,079	0.0
1,450		Viad Corp.	32,799	0.0
4,800		Watts Water Technologies, Inc.	167,952	0.2
			10,729,696	15.2

		Information Technology: 18.4%
11,975	@	Advanced Energy Industries, Inc.	177,829	0.3
1,400	@,S	Agilysys, Inc.	9,534	0.0
5,667		Anixter International, Inc.	383,599	0.5
8,958	@	Arris Group, Inc.	101,136	0.1
2,000	@	ATMI, Inc.	38,380	0.1
8,400	@	Avid Technology, Inc.	146,748	0.2
700		Bel Fuse, Inc.	13,699	0.0
2,390	@	Benchmark Electronics, Inc.	41,299	0.1
4,753		Black Box Corp.	156,659	0.2
3,400		Blackbaud, Inc.	95,710	0.1
3,756	@	Blue Coat Systems, Inc.	86,200	0.1
2,300	@	Bottomline Technologies, Inc.	59,800	0.1
2,171	@,S	Brightpoint, Inc.	19,626	0.0
3,827	@	Brooks Automation, Inc.	43,398	0.1
5,494	@	Cabot Microelectronics Corp.	276,074	0.4
2,216	@	CACI International, Inc.	141,447	0.2
1,800	@	Cardtronics, Inc.	39,852	0.1
4,650	@	Ceva, Inc.	159,635	0.2
10,757	@	Checkpoint Systems, Inc.	194,809	0.3
15,900	@,S	Ciber, Inc.	96,990	0.1
14,800	@	Cirrus Logic, Inc.	243,460	0.3
3,761		Cognex Corp.	132,726	0.2
1,450		Cohu, Inc.	19,140	0.0
3,784	@	Commvault Systems, Inc.	156,431	0.2
4,200	@	comScore, Inc.	117,894	0.2
1,153		Comtech Telecommunications	32,042	0.0
2,369	@	CSG Systems International	45,224	0.1
4,060		CTS Corp.	41,574	0.1
6,750	@	Cymer, Inc.	323,123	0.5
10,548		Daktronics, Inc.	113,391	0.2
10,286	@	DealerTrack Holdings, Inc.	238,327	0.3
3,800	@	DG FastChannel, Inc.	134,444	0.2
7,300	@	Diodes, Inc.	213,160	0.3
2,605	@	DTS, Inc.	120,038	0.2
11,900	@	Ebix, Inc.	235,620	0.3
2,850	@	Electro Scientific Industries, Inc.	51,300	0.1
5,200		EPIQ Systems, Inc.	77,792	0.1
2,850	@,S	Exar Corp.	18,126	0.0
2,400	@	Faro Technologies, Inc.	107,424	0.2
1,500	@	FEI Co.	58,515	0.1
4,050		Forrester Research, Inc.	153,657	0.2
2,000	@,S	Gerber Scientific, Inc.	19,380	0.0
30,984	@,S	Harmonic, Inc.	241,365	0.3
1,501		Heartland Payment Systems, Inc.	28,549	0.0
2,050	@	Hittite Microwave Corp.	130,011	0.2
12,300	@,L,S	Hutchinson Technology, Inc.	30,750	0.0
9,500		iGate Corp.	175,275	0.2
11,469	@	Insight Enterprises, Inc.	192,335	0.3
1,800	@	Interactive Intelligence, Inc.	65,358	0.1
1,846	@	Intermec, Inc.	22,300	0.0
2,089	@	j2 Global Communications, Inc.	60,560	0.1
9,906	@	JDA Software Group, Inc.	327,195	0.5
3,400	@	Knot, Inc.	34,884	0.0
4,800	@	Kulicke & Soffa Industries, Inc.	58,320	0.1
1,350		Littelfuse, Inc.	81,000	0.1
15,100	@	LivePerson, Inc.	179,086	0.3
4,300	@	LogMeIn, Inc.	187,136	0.3
1,014	@	Manhattan Associates, Inc.	36,453	0.0
749		MAXIMUS, Inc.	62,766	0.1
4,350	@	Mercury Computer Systems, Inc.	83,172	0.1
3,968		Methode Electronics, Inc.	47,457	0.1
7,511		Micrel, Inc.	88,404	0.1
15,807	@	Microsemi Corp.	348,544	0.5
300	@	MicroStrategy, Inc.	43,857	0.1
12,577		MKS Instruments, Inc.	330,775	0.5
8,900	@	Monolithic Power Systems, Inc.	153,970	0.2
900		MTS Systems Corp.	36,882	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
1,744	@	Netgear, Inc.	$72,986	0.1
9,097	@	Netscout Systems, Inc.	211,050	0.3
2,565	@	Newport Corp.	46,657	0.1
20,950	@,S	Novatel Wireless, Inc.	111,873	0.2
8,950	@	Oplink Communications, Inc.	165,396	0.2
4,150	@	OSI Systems, Inc.	165,917	0.2
3,501		Park Electrochemical Corp.	105,415	0.1
1,300	@,S	PC-Tel, Inc.	8,996	0.0
1,600	@	Pericom Semiconductor Corp.	14,752	0.0
1,262	@	Plexus Corp.	47,047	0.1
5,150		Power Integrations, Inc.	189,623	0.3
10,025	@	Progress Software Corp.	271,377	0.4
6,650	S	Pulse Electronics Corp.	32,718	0.0
1,564	@	Radiant Systems, Inc.	32,844	0.0
4,536	@	Radisys Corp.	39,146	0.1
1,000	@	RightNow Technologies, Inc.	33,100	0.0
1,400	@	Rofin-Sinar Technologies, Inc.	50,596	0.1
3,800	@	Rogers Corp.	178,334	0.3
1,700	@	Scansource, Inc.	60,231	0.1
11,341	@	Sigma Designs, Inc.	101,956	0.1
30,450	@,S	Smith Micro Software, Inc.	161,690	0.2
7,650	@	Sourcefire, Inc.	204,332	0.3
3,415		Stamps.com, Inc.	42,483	0.1
2,200	@	Standard Microsystems Corp.	59,004	0.1
5,700	@	Stratasys, Inc.	200,640	0.3
900	@	Super Micro Computer, Inc.	15,102	0.0
2,800	@,S	Symmetricom, Inc.	15,876	0.0
2,069	@,L	Synaptics, Inc.	58,035	0.1
5,200	@	Synchronoss Technologies, Inc.	166,920	0.2
993	@	SYNNEX Corp.	32,511	0.0
4,508	@	Take-Two Interactive Software, Inc.	73,886	0.1
2,968	@	Taleo Corp.	110,795	0.2
5,289	@,S	Tekelec	48,130	0.1
9,297	@	TeleTech Holdings, Inc.	168,276	0.2
1,975	@	Tessera Technologies, Inc.	34,168	0.0
32,485	@,S	THQ, Inc.	134,163	0.2
11,993	@	Triquint Semiconductor, Inc.	155,309	0.2
14,595	@	TTM Technologies, Inc.	241,693	0.3
1,466	@	Tyler Technologies, Inc.	37,251	0.1
1,133	@	Ultratech, Inc.	35,995	0.0
7,816	S	United Online, Inc.	47,521	0.1
3,681	@,L	Veeco Instruments, Inc.	211,989	0.3
9,130	@,L	Viasat, Inc.	404,185	0.6
2,000	@	Volterra Semiconductor Corp.	49,340	0.1
2,650	@	Websense, Inc.	65,853	0.1
6,336	@,S	Wright Express Corp.	341,891	0.5
			13,038,668	18.4

		Materials: 4.6%
1,425		A Schulman, Inc.	36,323	0.1
1,100	@	AM Castle & Co.	20,328	0.0
1,469		Amcol International Corp.	53,942	0.1
1,400		American Vanguard Corp.	16,730	0.0
6,900		Arch Chemicals, Inc.	249,435	0.4
4,101		Balchem Corp.	176,958	0.3
6,410		Buckeye Technologies, Inc.	163,263	0.2
7,125	@	Calgon Carbon Corp.	122,906	0.2
6,280	@	Century Aluminum Co.	101,359	0.1
762	@	Clearwater Paper Corp.	52,647	0.1
550		Deltic Timber Corp.	31,631	0.1
3,400		Eagle Materials, Inc.	97,954	0.1
2,691		HB Fuller Co.	59,982	0.1
25,400	@,S	Headwaters, Inc.	92,964	0.1
3,200		Kaiser Aluminum Corp.	168,768	0.2
1,700	@	KapStone Paper and Packaging Corp.	27,965	0.0
3,200		Koppers Holdings, Inc.	128,416	0.2
2,100	@	LSB Industries, Inc.	99,414	0.1
5,117	@	Materion Corp.	202,991	0.3
2,250		Myers Industries, Inc.	23,558	0.0
3,150		Neenah Paper, Inc.	73,048	0.1
1,000		Olympic Steel, Inc.	29,320	0.0
1,450	@	OM Group, Inc.	54,056	0.1
21,168		PolyOne Corp.	322,389	0.5
940		Quaker Chemical Corp.	40,946	0.1
1,750	@,L	RTI International Metals, Inc.	66,728	0.1
4,612		Schweitzer-Mauduit International, Inc.	242,960	0.3
2,430		Stepan Co.	163,126	0.2
6,000	@,L	STR Holdings, Inc.	94,860	0.1
2,700	L	Texas Industries, Inc.	113,103	0.2
11,700	S	Wausau Paper Corp.	80,262	0.1
2,964		Zep, Inc.	55,219	0.1
			3,263,551	4.6

		Telecommunication Services: 0.7%
1,150		Atlantic Tele-Network, Inc.	43,965	0.1
5,235	@	Cbeyond, Inc.	75,175	0.1
14,900	@,S	Cincinnati Bell, Inc.	47,382	0.1
5,100	@	General Communication, Inc.	62,985	0.1
4,833	@,S	Neutral Tandem, Inc.	82,016	0.1
1,838		NTELOS Holdings Corp.	38,322	0.0
7,193		USA Mobility, Inc.	116,958	0.2
			466,803	0.7

		Utilities: 3.8%
2,300		Allete, Inc.	91,724	0.1
5,450		American States Water Co.	188,461	0.3

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: (continued)
8,752		Avista Corp.	$218,187	0.3
1,700		Central Vermont Public Service Corp.	58,310	0.1
517		CH Energy Group, Inc.	27,892	0.0
5,664		El Paso Electric Co.	176,377	0.2
4,048		Laclede Group, Inc.	152,245	0.2
4,362		New Jersey Resources Corp.	201,001	0.3
5,550		Northwest Natural Gas Co.	250,694	0.4
3,800		NorthWestern Corp.	125,666	0.2
9,267	L	Piedmont Natural Gas Co.	291,632	0.4
2,500		South Jersey Industries, Inc.	139,925	0.2
8,454		Southwest Gas Corp.	330,213	0.5
2,750		UIL Holdings Corp.	91,108	0.1
9,022		Unisource Energy Corp.	341,844	0.5
			2,685,279	3.8

	Total Common Stock (Cost $56,256,912)		69,003,916	97.6

SHORT-TERM INVESTMENTS: 6.3%
		Securities Lending Collateral(cc): 4.2%
2,668,983		BNY Mellon Overnight Government Fund(1)	2,668,983	3.8
334,426	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	267,541	0.4
	Total Securities Lending Collateral (Cost $3,003,409)		2,936,524	4.2

		Mutual Funds: 2.1%
1,497,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $1,497,000)	1,497,000	2.1

	Total Short-Term Investments (Cost $4,500,409)		4,433,524	6.3

	Total Investments in Securities (Cost $60,757,321)*		$73,437,440	103.9
	Liabilities in Excess of Other Assets		(2,756,767)	(3.9)
	Net Assets		$70,680,673	100.0

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $61,192,708.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,845,088
Gross Unrealized Depreciation	(1,600,356)

Net Unrealized appreciation	$12,244,732

See Accompanying Notes to Financial Statements

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$69,003,916	$—	$—	$69,003,916
Short-Term Investments	4,165,983	—	267,541	4,433,524
Total Investments, at value	$73,169,899	$—	$267,541	$73,437,440
Other Financial Instruments+
Futures	55,235	—	—	55,235
Total Assets	$73,225,134	$—	$267,541	$73,492,675

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	22	06/17/11	$1,865,160	$55,235
			$1,865,160	$55,235

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 11.4%
70,973		Arbitron, Inc.	$3,030,547	0.8
89,600	@	Ascena Retail Group, Inc.	2,998,016	0.8
53,200	@	Bally Technologies, Inc.	2,096,612	0.5
111,800		Callaway Golf Co.	756,886	0.2
31,300	@	Childrens Place Retail Stores, Inc.	1,572,512	0.4
161,400	@	Collective Brands, Inc.	2,517,840	0.7
121,600		Cooper Tire & Rubber Co.	2,937,856	0.8
27,564		Gildan Activewear, Inc.	1,028,688	0.3
116,700	@	Jack in the Box, Inc.	2,591,907	0.7
91,899	@	Life Time Fitness, Inc.	3,380,964	0.9
333,267	@	OfficeMax, Inc.	2,786,112	0.7
231,817	@	Orient-Express Hotels Ltd.	2,709,941	0.7
68,354	@	Papa John’s International, Inc.	2,264,568	0.6
49,033		Pool Corp.	1,482,758	0.4
175,400		Regis Corp.	2,618,722	0.7
281,500	@	Ruby Tuesday, Inc.	2,983,900	0.8
62,659	@	Sonic Corp.	719,952	0.2
141,300	@	Wet Seal, Inc.	607,590	0.1
58,700		Wolverine World Wide, Inc.	2,296,344	0.6
56,000		Wyndham Worldwide Corp.	1,949,360	0.5
			43,331,075	11.4

		Consumer Staples: 2.0%
78,580		Casey’s General Stores, Inc.	3,257,141	0.9
70,500		Flowers Foods, Inc.	2,349,765	0.6
105,990		Spartan Stores, Inc.	1,976,713	0.5
			7,583,619	2.0

		Energy: 5.6%
87,700	@	Bill Barrett Corp.	3,908,789	1.0
91,300	@	Carrizo Oil & Gas, Inc.	3,488,573	0.9
44,500	@	Dril-Quip, Inc.	3,301,010	0.9
74,500		Frontier Oil Corp.	2,224,570	0.6
187,300	@	McMoRan Exploration Co.	3,450,066	0.9
92,890	L	Nordic American Tanker Shipping	2,169,911	0.6
50,514	@	Unit Corp.	2,909,101	0.7
			21,452,020	5.6

		Financials: 20.1%
73,500		BankUnited, Inc.	2,084,460	0.6
227,700		Capitol Federal Financial, Inc.	2,721,015	0.7
80,041		Cash America International, Inc.	4,166,934	1.1
99,864		Columbia Banking System, Inc.	1,796,553	0.5
80,137		Delphi Financial Group	2,337,596	0.6
115,400	L	DuPont Fabros Technology, Inc.	3,016,556	0.8
55,142	@	Encore Capital Group, Inc.	1,824,649	0.5
63,660		Entertainment Properties Trust	3,092,603	0.8
165,900		First Horizon National Corp.	1,743,609	0.5
174,482		FirstMerit Corp.	2,842,312	0.7
139,542		Flushing Financial Corp.	1,872,654	0.5
108,000		Hatteras Financial Corp.	3,154,680	0.8
42,550		IBERIABANK Corp.	2,499,813	0.7
20,800		Jones Lang LaSalle, Inc.	2,020,720	0.5
112,800		LaSalle Hotel Properties	3,156,144	0.8
319,596		MFA Mortgage Investments, Inc.	2,633,471	0.7
72,000	@	MSCI, Inc. - Class A	2,719,440	0.7
120,987		National Retail Properties, Inc.	3,119,045	0.8
99,655	@,L	Netspend Holdings, Inc.	835,109	0.2
47,800	@	Piper Jaffray Cos.	1,587,916	0.4
76,024		Platinum Underwriters Holdings Ltd.	2,595,459	0.7
97,000		Primerica, Inc.	2,082,590	0.5
53,111	@	ProAssurance Corp.	3,734,234	1.0
56,109		Prosperity Bancshares, Inc.	2,454,769	0.6
137,474		Provident Financial Services, Inc.	1,964,503	0.5
28,943		Redwood Trust, Inc.	450,064	0.1
149,200		Starwood Property Trust, Inc.	3,243,608	0.9
69,994	@	Stifel Financial Corp.	2,818,658	0.7
61,270	@	SVB Financial Group	3,638,213	1.0
194,202		U-Store-It Trust	2,188,657	0.6
72,594	L	Wintrust Financial Corp.	2,357,127	0.6
			76,753,161	20.1

		Health Care: 11.0%
33,042	@	Acorda Therapeutics, Inc.	1,085,430	0.3
88,700	@	Align Technology, Inc.	2,173,150	0.6
14,101	@	AMERIGROUP Corp.	999,902	0.3
57,000	@	Amsurg Corp.	1,476,869	0.4
19,826	@	Centene Corp.	689,945	0.2
28,700	@	Cubist Pharmaceuticals, Inc.	1,105,811	0.3
11,779	@	Greatbatch, Inc.	341,002	0.1
42,100	@	Haemonetics Corp.	2,847,223	0.7
154,825	@	Healthsouth Corp.	4,345,938	1.1
84,803	@	Medicines Co.	1,620,585	0.4
34,200	@	Mednax, Inc.	2,570,130	0.7
91,252	L	Meridian Bioscience, Inc.	2,177,273	0.6
129,768	@,L	Nektar Therapeutics	1,256,154	0.3
59,000	@	Onyx Pharmaceuticals, Inc.	2,504,550	0.6

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
101,200		Owens & Minor, Inc.	$3,501,520	0.9
97,900	@	PSS World Medical, Inc.	2,860,638	0.7
26,000	@	Salix Pharmaceuticals Ltd.	1,040,780	0.3
68,931	@,L	Savient Pharmaceuticals, Inc.	585,224	0.1
71,757		Steris Corp.	2,589,710	0.7
76,200	@	Thoratec Corp.	2,649,474	0.7
67,700		Universal Health Services, Inc.	3,688,973	1.0
			42,110,281	11.0

		Industrials: 16.6%
122,233		Actuant Corp.	3,072,938	0.8
57,644		Acuity Brands, Inc.	3,513,978	0.9
58,051	@,L	Allegiant Travel Co.	2,647,706	0.7
48,398	@	Atlas Air Worldwide Holdings, Inc.	3,063,110	0.8
138,800		Barnes Group, Inc.	3,346,468	0.9
95,530		Brady Corp.	3,292,919	0.9
21,159	@	Clean Harbors, Inc.	2,140,445	0.6
145,037	@	Diana Shipping, Inc.	1,666,475	0.4
184,600	L	Heartland Express, Inc.	3,068,052	0.8
72,130	@	HUB Group, Inc.	2,752,481	0.7
53,073	@	Kirby Corp.	3,050,105	0.8
52,422	@	Mobile Mini, Inc.	1,179,495	0.3
48,700		Nordson Corp.	2,533,374	0.7
152,300	@	Orbital Sciences Corp.	2,864,763	0.7
44,910		Regal-Beloit Corp.	3,098,790	0.8
100,100		Resources Connection, Inc.	1,412,411	0.4
47,700	@	Teledyne Technologies, Inc.	2,342,070	0.6
101,240	@	Tetra Tech, Inc.	2,463,169	0.6
54,200		Toro Co.	3,462,296	0.9
81,600	@	TrueBlue, Inc.	1,194,624	0.3
91,553		Waste Connections, Inc.	2,878,426	0.8
51,200		Watsco, Inc.	3,427,328	0.9
99,560		Watts Water Technologies, Inc.	3,483,604	0.9
40,700		Woodward Governor Co.	1,433,454	0.4
			63,388,481	16.6

		Information Technology: 17.0%
16,100	@	Acme Packet, Inc.	1,218,609	0.3
61,500		Adtran, Inc.	2,635,890	0.7
207,100	@	Advanced Energy Industries, Inc.	3,075,435	0.8
42,180		Anixter International, Inc.	2,855,164	0.7
60,994	@	Ansys, Inc.	3,499,226	0.9
229,000	@	Arris Group, Inc.	2,585,410	0.7
34,500	@,L	Blackboard, Inc.	1,486,605	0.4
92,585	@	Blue Coat Systems, Inc.	2,124,826	0.6
29,770	@	CACI International, Inc.	1,900,219	0.5
67,000	@	Concur Technologies, Inc.	3,347,990	0.9
105,931	@	Digital River, Inc.	3,448,054	0.9
63,461	@	FEI Co.	2,475,614	0.7
164,900	@	Formfactor, Inc.	1,634,159	0.4
37,700	@	Informatica Corp.	2,211,482	0.6
124,000	@	Intermec, Inc.	1,497,920	0.4
15,435	@	JDA Software Group, Inc.	509,818	0.1
54,024	@	Micros Systems, Inc.	2,758,465	0.7
88,600		MKS Instruments, Inc.	2,330,180	0.6
151,500	@	Parametric Technology Corp.	3,528,435	0.9
69,208	@	Plexus Corp.	2,580,074	0.7
47,161	@	Polycom, Inc.	2,707,513	0.7
32,100		Power Integrations, Inc.	1,181,922	0.3
106,350	@	Progress Software Corp.	2,878,895	0.8
175,300	@	QLogic Corp.	2,836,354	0.7
136,430	@	Quest Software, Inc.	3,096,279	0.8
56,500	@	Sourcefire, Inc.	1,509,115	0.4
41,120	@	SuccessFactors, Inc.	1,442,078	0.4
103,058	@	Verigy Ltd.	1,455,179	0.4
			64,810,910	17.0

		Materials: 6.0%
78,100		Buckeye Technologies, Inc.	1,989,207	0.5
183,600		Commercial Metals Co.	2,733,804	0.7
147,300		HB Fuller Co.	3,283,317	0.9
47,958		Minerals Technologies, Inc.	3,261,144	0.9
81,200		RPM International, Inc.	1,908,200	0.5
61,100		Silgan Holdings, Inc.	2,742,779	0.7
202,000	@,L	Thompson Creek Metals Co., Inc.	2,193,720	0.6
137,559		Worthington Industries	3,002,913	0.8
87,895		Zep, Inc.	1,637,484	0.4
			22,752,568	6.0

		Telecommunication Services: 1.5%
172,159		Alaska Communications Systems Group, Inc.	1,552,875	0.4
86,909		NTELOS Holdings Corp.	1,812,053	0.5
62,400	@	SBA Communications Corp.	2,451,696	0.6
			5,816,624	1.5

		Utilities: 4.1%
118,160		Cleco Corp.	4,146,234	1.1
95,900		El Paso Electric Co.	2,986,326	0.8
71,500		Idacorp, Inc.	2,814,955	0.7
164,800		Portland General Electric Co.	4,279,856	1.1
38,100		WGL Holdings, Inc.	1,495,425	0.4
			15,722,796	4.1

	Total Common Stock (Cost $323,371,619)		363,721,535	95.3

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.1%
		Financials: 2.1%
17,500		iShares Russell 2000 Growth Index Fund	$1,695,750	0.4
74,700		iShares Russell 2000 Index Fund	6,336,801	1.7

		Total Exchange-Traded Funds (Cost $7,189,981)	8,032,551	2.1

		Total Long-Term Investments (Cost $330,561,600)	371,754,086	97.4

SHORT-TERM INVESTMENTS: 5.8%
		Securities Lending Collateral(cc): 3.4%
13,009,509		BNY Mellon Overnight Government Fund(1)	13,009,509	3.4
105,206	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	84,165	0.0
		Total Securities Lending Collateral (Cost $13,114,716)	13,093,674	3.4

		Repurchase Agreement: 2.4%
9,166,000		Morgan Stanley Repurchase Agreement dated 05/31/11, 0.090%, due 06/01/11, $9,166,023 to be received upon repurchase (Collateralized by $9,168,000 Federal Home Loan Bank, 1.750%, Market Value plus accrued interest $9,350,091, due 08/19/11-08/22/12) (Cost $9,166,000)	9,166,000	2.4

		Total Short-Term Investments (Cost $22,280,716)	22,259,674	5.8

		Total Investments in Securities (Cost $352,842,316)*	$394,013,760	103.2
		Liabilities in Excess of Other Assets	(12,364,327)	(3.2)
		Net Assets	$381,649,433	100.0

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $353,031,938.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$51,285,382
Gross Unrealized Depreciation	(10,303,560)

Net Unrealized appreciation	$40,981,822

See Accompanying Notes to Financial Statements

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$363,721,535	$—	$—	$363,721,535
Exchange-Traded Funds	8,032,551	—	—	8,032,551
Short-Term Investments	13,009,509	9,166,000	84,165	22,259,674
Total Investments, at value	$384,763,595	$9,166,000	$84,165	$394,013,760

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.1%
		Consumer Discretionary: 10.0%
490	S	Abercrombie & Fitch Co.	$37,127	0.0
2,240	@,S	Amazon.com, Inc.	440,586	0.6
810	@,S	Apollo Group, Inc. - Class A	33,299	0.0
410	@,S	Autonation, Inc.	14,391	0.0
170	@,S	Autozone, Inc.	49,980	0.1
1,620	@,S	Bed Bath & Beyond, Inc.	87,302	0.1
2,010	S	Best Buy Co., Inc.	63,838	0.1
490	@,S	Big Lots, Inc.	16,371	0.0
1,500	S	Cablevision Systems Corp.	53,280	0.1
1,500	@,S	Carmax, Inc.	44,490	0.1
2,580	S	Carnival Corp.	100,130	0.1
4,150	S	CBS Corp. - Class B	115,992	0.1
200	@	Chipotle Mexican Grill, Inc.	57,814	0.1
1,770	S	Coach, Inc.	112,678	0.1
17,080	S	Comcast Corp. — Class A	431,099	0.5
1,620	S	D.R. Horton, Inc.	19,732	0.0
860	S	Darden Restaurants, Inc.	43,559	0.1
400	S	DeVry, Inc.	21,540	0.0
5,050	@,S	DIRECTV	253,813	0.3
1,700	@,S	Discovery Communications, Inc. - Class A	74,052	0.1
1,350	S	Expedia, Inc.	37,813	0.0
760	S	Family Dollar Stores, Inc.	42,362	0.1
22,810	@,S	Ford Motor Co.	340,325	0.4
960	S	Fortune Brands, Inc.	62,141	0.1
960	@,S	GameStop Corp.	26,861	0.0
1,450	S	Gannett Co., Inc.	20,677	0.0
2,700	S	Gap, Inc.	52,380	0.1
980	S	Genuine Parts Co.	53,704	0.1
1,550	@,S	Goodyear Tire & Rubber Co.	27,481	0.0
1,890	S	H&R Block, Inc.	30,618	0.0
1,500	S	Harley-Davidson, Inc.	55,740	0.1
520	S	Harman International Industries, Inc.	24,944	0.0
860	S	Hasbro, Inc.	39,336	0.1
10,120	S	Home Depot, Inc.	367,154	0.5
3,000	S	Interpublic Group of Cos., Inc.	35,790	0.0
1,740	S	International Game Technology	29,998	0.0
1,480	S	JC Penney Co., Inc.	52,436	0.1
4,110	S	Johnson Controls, Inc.	162,756	0.2
1,840	S	Kohl’s Corp.	97,962	0.1
880	S	Leggett & Platt, Inc.	22,730	0.0
1,010	S	Lennar Corp.	19,170	0.0
1,540	S	Limited Brands, Inc.	61,538	0.1
8,320	S	Lowe’s Cos., Inc.	200,845	0.3
2,530	S	Macy’s, Inc.	73,066	0.1
1,742	S	Marriott International, Inc.	65,865	0.1
2,310	S	Mattel, Inc.	60,972	0.1
6,450	S	McDonald’s Corp.	525,933	0.7
1,840	S	McGraw-Hill Cos., Inc.	78,145	0.1
300	@,S	NetFlix, Inc.	81,240	0.1
1,720	S	Newell Rubbermaid, Inc.	30,633	0.0
14,030	S	News Corp. - Class A	257,310	0.3
2,360	S	Nike, Inc.	199,302	0.2
1,040	S	Nordstrom, Inc.	48,703	0.1
1,840	S	Omnicom Group	86,057	0.1
850	@,S	O’Reilly Automotive, Inc.	51,093	0.1
440	S	Polo Ralph Lauren Corp.	55,779	0.1
310	@,S	Priceline.com, Inc.	159,709	0.2
2,033	@,S	Pulte Homes, Inc.	17,159	0.0
660	S	RadioShack Corp.	10,402	0.0
700	S	Ross Stores, Inc.	57,372	0.1
550	S	Scripps Networks Interactive - Class A	27,737	0.0
340	@,S	Sears Holding Corp.	24,140	0.0
4,350	S	Staples, Inc.	73,167	0.1
4,520	S	Starbucks Corp.	166,291	0.2
1,220	S	Starwood Hotels & Resorts Worldwide, Inc.	74,396	0.1
4,310	S	Target Corp.	213,474	0.3
760	S	Tiffany & Co.	57,502	0.1
2,200	S	Time Warner Cable, Inc.	169,884	0.2
6,840	S	Time Warner, Inc.	249,181	0.3
2,330	S	TJX Cos., Inc.	123,537	0.2
800	@,S	Urban Outfitters, Inc.	24,368	0.0
490	S	VF Corp.	48,838	0.1
3,680	S	Viacom - Class B	185,509	0.2
11,550	S	Walt Disney Co.	480,827	0.6
40	S	Washington Post	16,424	0.0
460	S	Whirlpool Corp.	38,548	0.0
1,130	S	Wyndham Worldwide Corp.	39,335	0.1
500	S	Wynn Resorts Ltd.	73,260	0.1
2,900	S	Yum! Brands, Inc.	160,428	0.2
			8,041,420	10.0

		Consumer Staples: 10.2%
12,700	S	Altria Group, Inc.	356,362	0.4
3,880	S	Archer-Daniels-Midland Co.	125,751	0.2
2,630	S	Avon Products, Inc.	78,137	0.1
650	S	Brown-Forman Corp.	47,112	0.1
1,200	S	Campbell Soup Co.	41,700	0.0
860	S	Clorox Co.	60,613	0.1
2,220	S	Coca-Cola Enterprises, Inc.	64,136	0.1
14,210	S	Coca-Cola Co.	949,370	1.2
3,020	S	Colgate-Palmolive Co.	264,341	0.3
2,700	S	ConAgra Foods, Inc.	68,661	0.1
1,180	@,S	Constellation Brands, Inc.	25,913	0.0
2,630	S	Costco Wholesale Corp.	216,922	0.3
8,170	S	CVS Caremark Corp.	316,097	0.4
1,160	@,S	Dean Foods Co.	16,101	0.0
1,500	S	Dr Pepper Snapple Group, Inc.	61,800	0.1
740	S	Estee Lauder Cos., Inc.	75,857	0.1
3,880	S	General Mills, Inc.	154,308	0.2
980	S	Hershey Co.	54,615	0.1
1,980	S	HJ Heinz Co.	108,742	0.1
900	S	Hormel Foods Corp.	26,397	0.0
750	S	JM Smucker Co.	59,460	0.1
1,570	S	Kellogg Co.	89,474	0.1
2,430	S	Kimberly-Clark Corp.	165,969	0.2

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
10,860	S	Kraft Foods, Inc.	$379,774	0.5
3,880	S	Kroger Co.	96,302	0.1
907	S	Lorillard, Inc.	104,559	0.1
860	S	McCormick & Co., Inc.	43,163	0.1
1,300	S	Mead Johnson Nutrition Co.	88,127	0.1
960	S	Molson Coors Brewing Co.	44,784	0.1
9,657	S	PepsiCo, Inc.	686,806	0.9
11,100	S	Philip Morris International, Inc.	796,425	1.0
17,120	S	Procter & Gamble Co.	1,147,040	1.4
2,020	S	Reynolds American, Inc.	80,356	0.1
2,330	S	Safeway, Inc.	57,551	0.1
3,850	S	Sara Lee Corp.	75,267	0.1
1,400	S	Supervalu, Inc.	14,364	0.0
3,560	S	Sysco Corp.	114,668	0.1
1,820	S	Tyson Foods, Inc.	34,616	0.0
5,620	S	Walgreen Co.	245,201	0.3
11,870	S	Wal-Mart Stores, Inc.	655,461	0.8
960	S	Whole Foods Market, Inc.	58,714	0.1
			8,151,016	10.2

		Energy: 11.8%
3,100	S	Anadarko Petroleum Corp.	246,512	0.3
2,390	S	Apache Corp.	297,794	0.4
2,588	S	Baker Hughes, Inc.	191,331	0.2
650	S	Cabot Oil & Gas Corp.	38,187	0.0
1,450	@,S	Cameron International Corp.	69,107	0.1
4,000	S	Chesapeake Energy Corp.	125,360	0.2
12,180	S	Chevron Corp.	1,277,804	1.6
8,760	S	ConocoPhillips	641,407	0.8
1,470	S	Consol Energy, Inc.	75,367	0.1
2,400	@,S	Denbury Resources, Inc.	52,704	0.1
2,600	S	Devon Energy Corp.	218,582	0.3
500	S	Diamond Offshore Drilling	36,835	0.0
4,350	S	El Paso Corp.	91,567	0.1
1,550	S	EOG Resources, Inc.	169,167	0.2
900	S	EQT Corp.	48,762	0.1
30,318	S	ExxonMobil Corp.	2,530,643	3.2
1,400	@,S	FMC Technologies, Inc.	62,482	0.1
5,430	S	Halliburton Co.	272,315	0.3
600	S	Helmerich & Payne, Inc.	37,608	0.0
1,820	S	Hess Corp.	143,835	0.2
4,350	S	Marathon Oil Corp.	235,639	0.3
650	S	Massey Energy Co.	42,900	0.1
1,230	S	Murphy Oil Corp.	84,735	0.1
1,720	@	Nabors Industries Ltd.	47,971	0.1
2,510	S	National Oilwell Varco, Inc.	182,176	0.2
800	@,S	Newfield Exploration Co.	59,672	0.1
1,500	@	Noble Corp.	62,805	0.1
1,170	S	Noble Energy, Inc.	109,044	0.1
4,910	S	Occidental Petroleum Corp.	529,544	0.7
1,620	S	Peabody Energy Corp.	99,403	0.1
750	S	Pioneer Natural Resources Co.	68,865	0.1
1,100	S	QEP Resources, Inc.	47,850	0.1
1,060	S	Range Resources Corp.	59,275	0.1
740	@,S	Rowan Cos., Inc.	29,341	0.0
8,241	S	Schlumberger Ltd.	706,419	0.9
2,250	@,S	Southwestern Energy Co.	98,482	0.1
3,980	S	Spectra Energy Corp.	109,808	0.1
760	S	Sunoco, Inc.	30,772	0.0
860	@,S	Tesoro Corp.	20,984	0.0
3,420	S	Valero Energy Corp.	94,050	0.1
3,610	S	Williams Cos., Inc.	113,318	0.1
			9,460,422	11.8

		Financials: 14.2%
2,200		ACE Ltd.	151,404	0.2
2,900	S	Aflac, Inc.	138,591	0.2
3,390	S	Allstate Corp.	106,378	0.1
6,450	S	American Express Co.	332,820	0.4
2,711	@,S	American International Group, Inc.	77,264	0.1
1,550	S	Ameriprise Financial, Inc.	94,906	0.1
1,990	S	AON Corp.	103,778	0.1
760	S	Apartment Investment & Management Co.	20,315	0.0
640	S	Assurant, Inc.	23,674	0.0
489	S	AvalonBay Communities, Inc.	65,071	0.1
61,482	S	Bank of America Corp.	722,413	0.9
7,630	S	Bank of New York Mellon Corp.	214,479	0.3
4,290	S	BB&T Corp.	118,147	0.1
10,600	@,S	Berkshire Hathaway, Inc.	838,142	1.0
600		Blackrock, Inc.	123,336	0.2
890	S	Boston Properties, Inc.	96,431	0.1
2,810	S	Capital One Financial Corp.	152,695	0.2
1,730	@,S	CB Richard Ellis Group, Inc.	45,724	0.1
6,000	S	Charles Schwab Corp.	108,060	0.1
1,810	S	Chubb Corp.	118,718	0.1
1,080	S	Cincinnati Financial Corp.	32,854	0.0
17,732	S	Citigroup, Inc.	729,672	0.9
420	S	CME Group, Inc.	120,019	0.1
1,160	S	Comerica, Inc.	41,888	0.1
3,400	S	Discover Financial Services	81,056	0.1
1,270	@,S	E*Trade Financial Corp.	20,079	0.0
1,720	S	Equity Residential	106,348	0.1
590	S	Federated Investors, Inc.	15,122	0.0
4,770	S	Fifth Third Bancorp.	62,296	0.1
1,518	S	First Horizon National Corp.	15,954	0.0
940	S	Franklin Resources, Inc.	121,805	0.2
2,980	@,S	Genworth Financial, Inc.	33,108	0.0
3,160	S	Goldman Sachs Group, Inc.	444,707	0.6
2,740	S	Hartford Financial Services Group, Inc.	73,021	0.1
1,950	S	HCP, Inc.	73,983	0.1
950	S	Health Care Real Estate Investment Trust, Inc.	50,531	0.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
4,021	S	Host Hotels & Resorts, Inc.	$70,689	0.1
3,320	S	Hudson City Bancorp., Inc.	30,312	0.0
4,310	S	Huntington Bancshares, Inc.	28,446	0.0
540	@,S	IntercontinentalExchange, Inc.	65,151	0.1
2,800	@	Invesco Ltd.	69,076	0.1
1,210	S	Janus Capital Group, Inc.	12,499	0.0
24,334	S	JPMorgan Chase & Co.	1,052,202	1.3
5,280	S	Keycorp	44,722	0.1
2,400	S	Kimco Realty Corp.	46,824	0.1
930	S	Legg Mason, Inc.	31,471	0.0
1,250	S	Leucadia National Corp.	44,325	0.1
1,920	S	Lincoln National Corp.	56,352	0.1
1,876	S	Loews Corp.	78,830	0.1
720	S	M&T Bank Corp.	63,576	0.1
3,320	S	Marsh & McLennan Cos., Inc.	101,824	0.1
3,320	S	Marshall & Ilsley Corp.	26,560	0.0
6,300	S	Metlife, Inc.	277,830	0.3
1,280	S	Moody’s Corp.	51,085	0.1
9,230	S	Morgan Stanley	222,997	0.3
850	@,S	Nasdaq Stock Market, Inc.	21,692	0.0
1,620	S	NYSE Euronext	58,984	0.1
1,450	S	Northern Trust Corp.	70,746	0.1
2,350	S	People’s United Financial, Inc.	31,373	0.0
1,080	S	Plum Creek Timber Co., Inc.	43,762	0.1
3,315	S	PNC Financial Services Group, Inc.	206,922	0.3
1,920	S	Principal Financial Group, Inc.	60,038	0.1
4,050	S	Progressive Corp.	87,682	0.1
3,470	S	Prologis	57,463	0.1
2,950	S	Prudential Financial, Inc.	188,151	0.2
860	S	Public Storage, Inc.	101,772	0.1
7,650	S	Regions Financial Corp.	54,009	0.1
1,740	S	Simon Property Group, Inc.	205,424	0.3
3,000	S	SLM Corp.	51,120	0.1
3,160	S	State Street Corp.	144,633	0.2
3,110	S	SunTrust Bank	87,484	0.1
1,620	S	T. Rowe Price Group, Inc.	102,546	0.1
490	S	Torchmark Corp.	32,487	0.0
2,810	S	Travelers Cos., Inc.	174,445	0.2
1,890	S	UnumProvident Corp.	49,726	0.1
11,640	S	US Bancorp.	297,984	0.4
1,050	S	Ventas, Inc.	59,220	0.1
1,069	S	Vornado Realty Trust	105,168	0.1
32,023	S	Wells Fargo & Co.	908,493	1.1
3,378	S	Weyerhaeuser Co.	72,762	0.1
1,980		XL Group PLC	46,847	0.1
1,140	S	Zions Bancorp.	27,166	0.0
			11,397,659	14.2

		Health Care: 11.1%
9,410	S	Abbott Laboratories	491,673	0.6
2,420	S	Aetna, Inc.	105,706	0.1
2,190	@,S	Agilent Technologies, Inc.	109,215	0.1
1,900	S	Allergan, Inc.	157,187	0.2
1,660	S	AmerisourceBergen Corp.	68,425	0.1
5,710	@,S	Amgen, Inc.	345,683	0.4
3,580	S	Baxter International, Inc.	213,082	0.3
1,450	S	Becton Dickinson & Co.	126,948	0.2
1,520	@,S	Biogen Idec, Inc.	143,990	0.2
9,230	@,S	Boston Scientific Corp.	66,271	0.1
10,440	S	Bristol-Myers Squibb Co.	300,254	0.4
2,210	S	Cardinal Health, Inc.	100,378	0.1
1,455	@,S	CareFusion Corp.	42,166	0.1
2,880	@,S	Celgene Corp.	175,421	0.2
500	@,S	Cephalon, Inc.	39,845	0.0
500	@,S	Cerner Corp.	60,050	0.1
1,620	S	Cigna Corp.	80,822	0.1
960	@,S	Coventry Health Care, Inc.	33,773	0.0
3,100	@	Covidien PLC	170,500	0.2
590	S	CR Bard, Inc.	65,950	0.1
550	@,S	DaVita, Inc.	46,227	0.1
850	S	Densply International, Inc.	33,354	0.0
700	@,S	Edwards Lifesciences Corp.	62,111	0.1
6,220	S	Eli Lilly & Co.	239,346	0.3
3,300	@,S	Express Scripts, Inc.	196,548	0.2
1,740	@,S	Forest Laboratories, Inc.	62,675	0.1
4,850	@,S	Gilead Sciences, Inc.	202,439	0.2
1,060	@,S	Hospira, Inc.	58,607	0.1
1,060	S	Humana, Inc.	85,362	0.1
250	@,S	Intuitive Surgical, Inc.	87,250	0.1
16,870	S	Johnson & Johnson	1,135,182	1.4
640	@,S	Laboratory Corp. of America Holdings	64,531	0.1
1,177	@,S	Life Technologies Corp.	61,169	0.1
1,550	S	McKesson Corp.	132,696	0.2
2,620	@,S	Medco Health Solutions, Inc.	156,833	0.2
6,630	S	Medtronic, Inc.	269,841	0.3
18,745	S	Merck & Co., Inc.	688,879	0.9
2,640	@,S	Mylan Laboratories	62,159	0.1
610	S	Patterson Cos., Inc.	21,097	0.0
760	S	PerkinElmer, Inc.	21,044	0.0
48,917	S	Pfizer, Inc.	1,049,270	1.3
860	S	Quest Diagnostics	50,241	0.1
2,190	S	St. Jude Medical, Inc.	110,967	0.1
2,200	S	Stryker Corp.	137,280	0.2
3,000	@,S	Tenet Healthcare Corp.	19,140	0.0
2,430	@,S	Thermo Fisher Scientific, Inc.	159,043	0.2
6,840	S	UnitedHealth Group, Inc.	334,818	0.4
760	@,S	Varian Medical Systems, Inc.	51,330	0.1
490	@,S	Waters Corp.	48,294	0.1
740	@,S	Watson Pharmaceuticals, Inc.	47,619	0.1
2,340	S	WellPoint, Inc.	182,918	0.2
1,250	@,S	Zimmer Holdings, Inc.	84,700	0.1
			8,860,309	11.1

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 10.5%
4,350	S	3M Co.	$410,553	0.5
640	S	Avery Dennison Corp.	27,098	0.0
4,470	S	Boeing Co.	348,794	0.4
3,880	S	Caterpillar, Inc.	410,504	0.5
1,070	S	CH Robinson Worldwide, Inc.	85,835	0.1
760	S	Cintas Corp.	24,966	0.0
2,330	S	CSX Corp.	184,769	0.2
1,250	S	Cummins, Inc.	131,550	0.2
3,400	S	Danaher Corp.	185,402	0.2
2,530	S	Deere & Co.	217,782	0.3
1,160	S	Dover Corp.	77,987	0.1
300	S	Dun & Bradstreet Corp.	24,063	0.0
2,120	S	Eaton Corp.	109,540	0.1
4,590	S	Emerson Electric Co.	250,384	0.3
760	S	Equifax, Inc.	28,720	0.0
1,400	S	Expeditors International Washington, Inc.	73,948	0.1
1,800	S	Fastenal Co.	59,724	0.1
1,940	S	FedEx Corp.	181,662	0.2
400	S	Flowserve Corp.	48,492	0.1
1,180	S	Fluor Corp.	81,337	0.1
2,380	S	General Dynamics Corp.	176,644	0.2
65,010	S	General Electric Co.	1,276,796	1.6
760	S	Goodrich Corp.	66,340	0.1
4,770	S	Honeywell International, Inc.	284,053	0.4
3,080	S	Illinois Tool Works, Inc.	176,546	0.2
2,000		Ingersoll-Rand PLC	99,800	0.1
1,300	S	Iron Mountain, Inc.	44,213	0.1
1,200	S	ITT Corp.	69,144	0.1
810	@,S	Jacobs Engineering Group, Inc.	37,309	0.1
600	S	Joy Global, Inc.	53,790	0.1
720	S	L-3 Communications Holdings, Inc.	58,788	0.1
1,730	S	Lockheed Martin Corp.	134,767	0.2
2,310	S	Masco Corp.	32,918	0.0
2,330	S	Norfolk Southern Corp.	170,812	0.2
1,700	S	Northrop Grumman Corp.	110,993	0.1
2,310	S	Paccar, Inc.	115,500	0.1
660	S	Pall Corp.	37,026	0.0
1,040	S	Parker Hannifin Corp.	92,404	0.1
1,300	S	Pitney Bowes, Inc.	31,057	0.0
860	S	Precision Castparts Corp.	135,106	0.2
1,400	@,S	Quanta Services, Inc.	27,650	0.0
1,300	S	RR Donnelley & Sons Co.	27,742	0.0
2,330	S	Raytheon Co.	117,385	0.2
1,865	S	Republic Services, Inc.	58,785	0.1
960	S	Robert Half International, Inc.	26,467	0.0
860	S	Rockwell Automation, Inc.	71,475	0.1
980	S	Rockwell Collins, Inc.	59,907	0.1
600	S	Roper Industries, Inc.	50,082	0.1
350	S	Ryder System, Inc.	19,250	0.0
430	S	Snap-On, Inc.	25,938	0.0
4,520	S	Southwest Airlines Co.	53,472	0.1
1,100	S	Stanley Black & Decker, Inc.	81,268	0.1
500	@,S	Stericycle, Inc.	44,545	0.1
1,650	S	Textron, Inc.	37,752	0.1
3,000		Tyco International Ltd.	148,050	0.2
3,040	S	Union Pacific Corp.	319,109	0.4
6,040	S	United Parcel Service, Inc. - Class B	443,880	0.6
5,570	S	United Technologies Corp.	488,879	0.6
2,920	S	Waste Management, Inc.	113,530	0.1
420	S	WW Grainger, Inc.	63,449	0.1
			8,445,731	10.5

		Information Technology: 16.9%
3,190	@,S	Adobe Systems, Inc.	110,470	0.1
3,560	@,S	Advanced Micro Devices, Inc.	30,901	0.0
1,180	@,S	Akamai Technologies, Inc.	40,043	0.1
1,840	S	Altera Corp.	88,486	0.1
1,100	S	Amphenol Corp.	59,466	0.1
1,790	S	Analog Devices, Inc.	73,694	0.1
5,630	@,S	Apple, Inc.	1,958,283	2.4
8,180	S	Applied Materials, Inc.	112,720	0.1
1,450	@,S	Autodesk, Inc.	62,321	0.1
3,020	S	Automatic Data Processing, Inc.	166,432	0.2
1,180	@,S	BMC Software, Inc.	65,879	0.1
2,800	S	Broadcom Corp.	100,744	0.1
2,410	S	CA, Inc.	56,394	0.1
33,840	S	Cisco Systems, Inc.	568,512	0.7
1,180	@,S	Citrix Systems, Inc.	103,392	0.1
1,840	@,S	Cognizant Technology Solutions Corp.	139,914	0.2
980	S	Computer Sciences Corp.	39,092	0.1
1,420	@,S	Compuware Corp.	14,470	0.0
9,530	S	Corning, Inc.	192,029	0.2
10,310	@,S	Dell, Inc.	165,785	0.2
7,030	@,S	eBay, Inc.	219,125	0.3
2,000	@,S	Electronic Arts, Inc.	48,820	0.1
12,500	@,S	EMC Corp.	355,875	0.4
500	@,S	F5 Networks, Inc.	56,790	0.1
1,580	S	Fidelity National Information Services, Inc.	50,844	0.1
400	@,S	First Solar, Inc.	49,700	0.1
980	@,S	Fiserv, Inc.	63,230	0.1
1,000	S	Flir Systems, Inc.	36,150	0.0
1,540	@,S	Google, Inc. - Class A	814,691	1.0
800	S	Harris Corp.	39,552	0.1
13,360	S	Hewlett-Packard Co.	499,397	0.6
7,500	S	International Business Machines Corp.	1,266,975	1.6
33,630	S	Intel Corp.	757,011	0.9
1,640	@,S	Intuit, Inc.	88,511	0.1
1,230	S	Jabil Circuit, Inc.	26,543	0.0
1,450	@,S	JDS Uniphase Corp.	29,275	0.0
3,270	@,S	Juniper Networks, Inc.	119,715	0.2
1,060	S	KLA-Tencor Corp.	45,686	0.1
490	@,S	Lexmark International, Inc.	14,592	0.0
1,450	S	Linear Technology Corp.	50,156	0.1
3,680	@,S	LSI Logic Corp.	27,563	0.0
550	S	Mastercard, Inc.	157,877	0.2

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
1,450	@,S	MEMC Electronic Materials, Inc.	$15,254	0.0
1,180	S	Microchip Technology, Inc.	46,645	0.1
5,220	@,S	Micron Technology, Inc.	53,244	0.1
45,320	S	Microsoft Corp.	1,133,453	1.4
860	S	Molex, Inc.	23,538	0.0
810	@,S	Monster Worldwide, Inc.	12,490	0.0
1,726	@,S	Motorola Mobility Holdings, Inc.	43,392	0.1
2,015	@,S	Motorola Solutions, Inc.	96,458	0.1
1,500	S	National Semiconductor Corp.	36,795	0.0
2,290	@,S	NetApp, Inc.	125,423	0.2
490	@,S	Novellus Systems, Inc.	17,772	0.0
3,540	@,S	Nvidia Corp.	70,942	0.1
23,650	S	Oracle Corp.	809,303	1.0
1,940	S	Paychex, Inc.	62,662	0.1
10,030	S	Qualcomm, Inc.	587,658	0.7
1,200	@,S	Red Hat, Inc.	52,320	0.1
1,800	@,S	SAIC, Inc.	31,608	0.0
750	@,S	Salesforce.com, Inc.	114,195	0.1
1,450	@,S	Sandisk Corp.	68,904	0.1
4,760	@,S	Symantec Corp.	93,058	0.1
2,330	S	Tellabs, Inc.	10,648	0.0
1,080	@,S	Teradata Corp.	60,253	0.1
1,130	@,S	Teradyne, Inc.	18,091	0.0
7,160	S	Texas Instruments, Inc.	252,748	0.3
1,080	S	Total System Services, Inc.	20,088	0.0
1,080	S	VeriSign, Inc.	37,822	0.1
3,000	S	Visa, Inc.	243,180	0.3
1,500	@,S	Western Digital Corp.	54,975	0.1
4,020	S	Western Union Co.	82,651	0.1
8,398	S	Xerox Corp.	85,744	0.1
1,620	S	Xilinx, Inc.	57,802	0.1
7,930	@,S	Yahoo!, Inc.	131,242	0.2
			13,517,463	16.9

		Materials: 3.4%
1,360	S	Air Products & Chemicals, Inc.	129,322	0.2
500	S	Airgas, Inc.	34,540	0.0
650	S	AK Steel Holding Corp.	9,945	0.0
6,240	S	Alcoa, Inc.	104,894	0.1
590	S	Allegheny Technologies, Inc.	39,530	0.1
1,080	S	Ball Corp.	42,671	0.1
690	S	Bemis Co.	22,853	0.0
500	S	CF Industries Holdings, Inc.	76,890	0.1
800	S	Cliffs Natural Resources, Inc.	72,560	0.1
7,100	S	Dow Chemical Co.	256,523	0.3
5,530	S	EI Du Pont de Nemours & Co.	294,749	0.4
490	S	Eastman Chemical Co.	51,866	0.1
1,480	S	Ecolab, Inc.	81,222	0.1
500	S	FMC Corp.	42,175	0.1
5,740	S	Freeport-McMoRan Copper & Gold, Inc.	296,414	0.4
		Materials: (continued)
490	S	International Flavors & Fragrances, Inc.	31,389	0.0
2,630	S	International Paper Co.	82,109	0.1
1,080	S	MeadWestvaco Corp.	36,742	0.0
3,340	S	Monsanto Co.	237,274	0.3
3,100	S	Newmont Mining Corp.	175,367	0.2
1,920	S	Nucor Corp.	81,293	0.1
1,000	@,S	Owens-Illinois, Inc.	32,120	0.0
1,080	S	PPG Industries, Inc.	95,796	0.1
1,840	S	Praxair, Inc.	194,746	0.2
980	S	Sealed Air Corp.	25,166	0.0
490	S	Sherwin-Williams Co.	43,042	0.1
760	S	Sigma-Aldrich Corp.	53,420	0.1
540	S	Titanium Metals Corp.	10,114	0.0
910	S	United States Steel Corp.	41,960	0.1
840	S	Vulcan Materials Co.	34,012	0.0
			2,730,704	3.4

		Telecommunication Services: 2.9%
2,430	@,S	American Tower Corp.	134,816	0.2
36,080	S	AT&T, Inc.	1,138,685	1.4
3,486	S	CenturyTel, Inc.	150,560	0.2
6,017	S	Frontier Communications Corp.	53,251	0.1
1,600	@,S	MetroPCS Communications, Inc.	28,640	0.0
18,170	@,S	Sprint Nextel Corp.	106,295	0.1
17,270	S	Verizon Communications, Inc.	637,781	0.8
3,000	S	Windstream Corp.	40,350	0.1
			2,290,378	2.9

		Utilities: 3.1%
4,030	@,S	AES Corp.	52,229	0.1
1,500	S	Ameren Corp.	44,565	0.1
2,930	S	American Electric Power Co., Inc.	111,926	0.1
2,590	S	CenterPoint Energy, Inc.	50,065	0.1
1,550	S	CMS Energy Corp.	30,907	0.0
1,720	S	Consolidated Edison, Inc.	91,263	0.1
1,330	S	Constellation Energy Group, Inc.	49,449	0.1
3,590	S	Dominion Resources, Inc.	171,315	0.2
1,080	S	DTE Energy Co.	55,750	0.1
8,090	S	Duke Energy Corp.	151,687	0.2
1,980	S	Edison International	77,933	0.1
1,150	S	Entergy Corp.	78,372	0.1
4,080	S	Exelon Corp.	170,748	0.2
2,460	S	FirstEnergy Corp.	109,765	0.1
490	S	Integrys Energy Group, Inc.	25,647	0.0
2,530	S	NextEra Energy, Inc.	146,614	0.2
320	S	Nicor, Inc.	17,587	0.0
1,620	S	NiSource, Inc.	32,886	0.0
1,150	S	Northeast Utilities	40,526	0.1
1,500	@,S	NRG Energy, Inc.	37,140	0.1
600	S	Oneok, Inc.	42,654	0.1
1,480	S	Pepco Holdings, Inc.	29,556	0.0
2,410	S	Pacific Gas & Electric Co.	104,546	0.1
690	S	Pinnacle West Capital Corp.	31,229	0.0

See Accompanying Notes to Financial Statements

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: (continued)
2,960	S	PPL Corp.	$83,442	0.1
1,720	S	Progress Energy, Inc.	81,906	0.1
3,120	S	Public Service Enterprise Group, Inc.	104,520	0.1
700	S	SCANA Corp.	28,469	0.0
1,470	S	Sempra Energy	81,100	0.1
5,070	S	Southern Co.	203,206	0.3
1,400	S	TECO Energy, Inc.	26,880	0.0
1,440	S	Wisconsin Energy Corp.	45,029	0.1
2,780	S	Xcel Energy, Inc.	68,777	0.1
			2,477,688	3.1

	Total Common Stock (Cost $60,784,426)		75,372,790	94.1

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
518,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $518,000)	518,000	0.6

	Total Short-Term Investments (Cost $518,000)		518,000	0.6

	Total Investments in Securities (Cost $61,302,426)*		$75,890,790	94.7
	Assets in Excess of Other Liabilities		4,268,504	5.3
	Net Assets		$80,159,294	100.0

@	Non-income producing security

S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $70,139,222.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,392,938
Gross Unrealized Depreciation	(10,641,370)

Net Unrealized appreciation	$5,751,568

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$75,372,790	$—	$—	$75,372,790
Short-Term Investments	518,000	—	—	518,000
Total Investments, at value	$75,890,790	$—	$—	$75,890,790

See Accompanying Notes to Financial Statements

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Other Financial Instruments+
Futures	425,148	—	—	425,148
Total Assets	$76,315,938	$—	$—	$76,315,938
Liabilities Table
Other Financial Instruments+
Futures	$(455,335)	$—	$—	$(455,335)
Total Liabilities	$(455,335)	$—	$—	$(455,335)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+

Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

ING Tactical Asset Allocation Fund Open Futures Contracts on May 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
CAC40® 10 Euro	50	06/17/11	$2,870,999	$45,362
FTSE 100 Index	2	06/17/11	196,266	10,291
FTSE/MIB Index	27	06/17/11	4,099,075	11,114
Hang Seng Index	14	06/29/11	2,118,987	72,376
IBEX 35® Index	45	06/17/11	6,787,107	77,766
Long Gilt	39	09/28/11	7,703,767	2,603
MSCI Singapore Index (SGX)	23	06/29/11	1,374,014	19,961
NIKKEI 225 (OSE)	9	06/09/11	1,069,930	(76,973)
S&P 500 E-Mini	9	06/17/11	604,755	6,517
S&P 500 E-Mini	2	09/16/11	133,850	2,866
S&P 500®	12	06/16/11	4,031,700	47,268
U.S. Treasury 10-Year Note	64	09/21/11	7,847,000	52,853
			$38,837,450	$272,004
Short Contracts
ASX SPI 200® Index	21	06/16/11	2,640,836	(40,733)
Australia 10-Year Bond	67	06/15/11	7,592,960	(161,317)
Canada 10-Year Bond	41	09/21/11	5,258,461	(20,312)
DAX Index	2	06/17/11	524,983	17,880
Euro-Bund	11	06/08/11	1,984,299	(40,787)
Japan 10-Year Bond (TSE)	4	06/09/11	6,901,239	(91,661)
OMXS30™ Index	333	06/17/11	6,226,770	58,291
S&P/TSX 60 Index	13	06/16/11	2,115,477	(1,563)
Swiss Federal Bond	9	06/08/11	1,481,006	(21,989)
			$34,726,031	$(302,191)

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.